REGISTRATION NOs. 2-89971
 811-3990

UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
Pre-Effective Amendment No.	/ /
Post-Effective Amendment No. 90	/ X /
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	/ X /
Amendment No. 91	/ X /
NORTHWESTERN MUTUAL SERIES FUND, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
720 EAST WISCONSIN AVENUE
MILWAUKEE, WISCONSIN 53202
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(414) 271-1444

(REGISTRANT'S TELEPHONE NUMBER)
DAVID KENNEDY, SECRETARY
720 EAST WISCONSIN AVENUE
MILWAUKEE, WISCONSIN 53202

(NAME AND ADDRESS OF AGENT FOR SERVICE)
IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[ ]	IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
[ ]	ON (DATE) PURSUANT TO PARAGRAPH (b)(1)
[ ]	60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
[ ]	On (DATE) PURSUANT TO PARAGRAPH (a)(1)
[ ]	75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
[X]	ON May 1, 2025 PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ]	THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

Preliminary Prospectus
Subject to Completion, February 13, 2025
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NORTHWESTERN MUTUAL SERIES FUND, INC.
PROSPECTUS
_________, 2025
ALLOCATION PORTFOLIOS
ACTIVE/PASSIVE CONSERVATIVE PORTFOLIO
ACTIVE/PASSIVE AGGRESSIVE PORTFOLIO
ACTIVE/PASSIVE ALL EQUITY PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive Conservative Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk through income and secondarily through appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[0.00%]
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	[0.00%]
Acquired Fund Fees and Expenses(2)	[0.00%]
Total Annual Portfolio Operating Expenses(3)	[0.00%]
Fee Waiver(4)	[0.00%]
Total Annual Portfolio Operating Expenses After Fee Waiver(3) (4)	[0.00%]
(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Includes fees and expenses incurred indirectly by the portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s annual report and Financial Highlights, when issued, will not include the Acquired Fund Fees and Expenses.
(4) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after ___________, 2026.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
[________]	[________]
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. As of the date of this Prospectus, the Portfolio has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
Investing in multiple investment asset classes, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets.
The Portfolio is one of the Northwestern Mutual Series Fund, Inc. Allocation Portfolios (Active/Passive Allocation Suite). The Portfolio has a target asset allocation consistent with the level of risk indicated in the table below.

Northwestern Mutual Series Fund, Inc. Prospectus 2

Active/Passive Conservative Portfolio – Summary

	Equity and Other* Exposure	Fixed Income or Debt Exposure	Cash Equivalents
Active/Passive Conservative	20 – 40%	60 – 80%	0 – 10%
*Other exposure includes REIT and commodity-related investments.
These foregoing percentage target ranges are not intended to establish minimum and maximum limits. The adviser may deviate from the asset class target ranges in pursuit of total return and in response to changing market and economic conditions, and, may invest a greater or lesser percentage in any strategic asset class component when the adviser deems it favorable to do so in order to achieve the Portfolio’s investment objective.
The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s multi-asset class exposure. The fund may invest in underlying Portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”) and exchange-traded funds (“ETFs”) which are not portfolios of Northwestern Mutual Series Fund, Inc. The Portfolio may obtain equity exposure by investing in one or more of the domestic or international Underlying Portfolios or ETFs and may obtain fixed income exposure by investing in one or more of the fixed income Underlying Portfolios or ETFs. The cash equivalent portion of the Portfolio may include, but is not limited to, ETFs, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptances, certificates of deposit and time deposits. In order to enhance short duration returns, the adviser may purchase ultra-short bond ETFs. For purposes of the strategic asset class ranges utilized herein, the adviser includes these instruments in the Cash Equivalents asset class together with cash and cash equivalent instruments. The Portfolio may also invest in ETFs that invest in real estate investment trusts (REITs). The Portfolio may invest in commodities through the purchase of swaps on physical commodities or commodity indices, including those which are traded in over-the-counter markets (“OTC”). The Portfolio may also invest in ETFs for purposes of obtaining exposure to commodities markets. The adviser allocates the Portfolio’s assets among the Underlying Portfolios and ETFs based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. With respect to the equity and international Underlying Portfolios and ETFs, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio or ETF is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios and ETFs, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity to changes in interest rates) and maturity of the Underlying Portfolio or ETF, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios and ETFs to favor investments in those Underlying Portfolios and ETFs that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective. In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio or one ETF.
Through its investments in the equity Underlying Portfolios and ETFs, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios and ETFs, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. The Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). An Underlying Portfolio or ETF may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio or ETF, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio or ETF may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.
When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors, regions, or commodities, as alternatives to investments in Underlying Portfolios or ETFs, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure.
The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the income potential of bonds.
3 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive Conservative Portfolio – Summary

PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios and ETFs and other securities in which it invests. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both.  The main risks of investing in this Portfolio are identified below.
•
Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
•
Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.
•
Asset Allocation Risk – This Portfolio allocates its investments among multiple investment asset classes and among Underlying Portfolios and ETFs, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.
•
Commodities Risk – The Portfolio’s investments in ETFs and total return swaps  whose performance is linked to the price of an underlying commodity or commodity index may be subject to the risks of investing in physical commodities, including risks posed by regulatory, economic and political developments, weather events, natural disasters and market disruption. Commodity prices may have greater volatility than investments in traditional securities.
•
Convertible Securities Risk – Convertible securities (which can be bonds, notes, debentures, preferred stock, or other securities which are convertible into or exercisable for common stock), are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
•
Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio or ETF is unwilling or unable to meet its financial obligations. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer. Changes in credit spreads or improvements in an issuer’s credit quality may increase the risk that an issuer calls outstanding securities prior to their maturity.
•
Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of total return equity swap agreements and total return commodities swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s use of options involve risk related to the direction and timing of market movements in the price of the underlying asset, obligations related to exercise of the option, and potential loss in value of the initial investment.
•
Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in the value of its holdings compared with investments made in U.S. securities or in foreign, developed countries. Investments in emerging markets may be subject to political, economic, legal, market, and currency risks. Emerging market securities trade in smaller markets which may experience significant price and market volatility, fluctuations in currency values, interest rates and commodity prices, higher transaction costs, and the increased likelihood of the occurrence of trading difficulties, such as delays in executing, clearing and settling Portfolio transactions or in receiving payment of dividends. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting, financial reporting, and recordkeeping standards, and more limited investor protection provisions when compared with developed economies. Emerging market risks also may include unpredictable and changing political, economic and tax policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions in certain investments by other countries, such as the United States. Investments in Chinese securities may be more vulnerable to political and economic risks than investments in securities from other countries. The Chinese government could, at any time, alter or discontinue the economic reform programs implemented since 1978 which liberalized trade policy and reduced government control.  Changes in these
Northwestern Mutual Series Fund, Inc. Prospectus 4

Active/Passive Conservative Portfolio – Summary

policies could adversely affect Chinese companies or investments in those companies and could substantially affect the value of China’s currency relative to the U.S. dollar. In addition, any public health threat or similar issue could have a significant impact on the Chinese economy, which in turn could adversely affect the Portfolio’s investments.
•
Equity Securities Risk – The value of equity securities held through the Underlying Portfolios and ETFs, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio or ETF is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
•
Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed. Investing in ultra-short bond ETFs may pose greater risk than investments in cash equivalents such as money market mutual funds, including risks associated with the credit quality, duration and interest rate sensitivity of the bond instruments held within such ETFs. Ultra-short bond ETFs may be more volatile and involve greater credit and interest rate risk than money market funds and other cash equivalents. In addition, the price of an ultra-short bond ETF may fluctuate, while the goal of a money market mutual fund is to maintain its NAV at a stable $1 per share. Ultra-short bond ETFs may lose money despite a stated investment objective of returning capital.
•
Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
•
Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios and ETFs it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios or ETFs to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios and ETFs. Each of the Underlying Portfolios and ETFs has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios and ETFs in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio and each ETF. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio or ETF, it will be particularly sensitive to the risks associated with that Underlying Portfolio or ETF. Changes in the value of that Underlying Portfolio or ETF may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ or ETFs’ expenses.
•
Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio or ETF invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio or ETF.
•
High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio has exposure  have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, have greater risk of loss than higher rated securities, and are predominantly speculative with respect to an issuer’s ability to pay interest and repay principal. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
•
Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments to which the Portfolio has exposure is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios or ETFs with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.
•
Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s or ETF's particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio or ETF when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
5 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive Conservative Portfolio – Summary

•
Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
•
Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.
•
Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
•
Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio or ETF in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments.
•
Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
•
Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
•
Preferred Stocks Risk – Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. They also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable.
•
REITs Risk – Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation.
•
Sector Focus Risk – To the extent the Portfolio invests in Underlying Portfolios or ETFs with a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios or ETFs that are underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
•
Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
•
U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
Northwestern Mutual Series Fund, Inc. Prospectus 6

Active/Passive Conservative Portfolio – Summary

PERFORMANCE
As of the date of this prospectus, the Portfolio has not commenced operations and therefore does not have a performance history.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC (MSA)
Portfolio Managers: James Fleming, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since _______ 2025.
Rodney Schmucker, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since _______ 2025.
Brent G. Schutte, CFA, Chief Investment Officer of MSA, joined MSA in December 2021 and has managed the Portfolio since _______ 2025.
Garrett D. Aird, CFA, Vice President of MSA, joined MSA in December 2021 and has managed the Portfolio since _______ 2025.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 19 of the Northwestern Mutual Series Fund, Inc. Prospectus.
7 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive Aggressive Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk primarily through appreciation and some income.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[0.00%]
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	[0.00%]
Acquired Fund Fees and Expenses(2)	[0.00%]
Total Annual Portfolio Operating Expenses(3)	[0.00%]
Fee Waiver(4)	[0.00%]
Total Annual Portfolio Operating Expenses After Fee Waiver(3) (4)	[0.00%]
(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Includes fees and expenses incurred indirectly by the portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s annual report and Financial Highlights, when issued, will not include the Acquired Fund Fees and Expenses.
(4) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after ___________, 2026.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
[________]	[________]
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. As of the date of this Prospectus, the Portfolio has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
Investing in multiple investment asset classes, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets.
The Portfolio is one of the Northwestern Mutual Series Fund, Inc. Allocation Portfolios (Active/Passive Allocation Suite). The Portfolio has a target asset allocation consistent with the level of risk indicated in the table below.

Northwestern Mutual Series Fund, Inc. Prospectus 8

Active/Passive Aggressive Portfolio – Summary

	Equity and Other* Exposure	Fixed Income or Debt Exposure	Cash Equivalents
Active/Passive Aggressive	75 – 95%	5 – 25%	0 – 10%
*Other exposure includes REIT and commodity-related investments.
These foregoing percentage target ranges are not intended to establish minimum and maximum limits. The adviser may deviate from the asset class target ranges in pursuit of total return and in response to changing market and economic conditions, and, may invest a greater or lesser percentage in any strategic asset class component when the adviser deems it favorable to do so in order to achieve the Portfolio’s investment objective.
The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s multi-asset class exposure. The fund may invest in underlying Portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”) and exchange-traded funds (“ETFs”) which are not portfolios of Northwestern Mutual Series Fund, Inc. The Portfolio may obtain equity exposure by investing in one or more of the domestic or international Underlying Portfolios or ETFs and may obtain fixed income exposure by investing in one or more of the fixed income Underlying Portfolios or ETFs. The cash equivalent portion of the Portfolio may include, but is not limited to, ETFs, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptances, certificates of deposit and time deposits. In order to enhance short duration returns, the adviser may purchase ultra-short bond ETFs. For purposes of the strategic asset class ranges utilized herein, the adviser includes these instruments in the Cash Equivalents asset class together with cash and cash equivalent instruments. The Portfolio may also invest in ETFs that invest in real estate investment trusts (REITs). The Portfolio may invest in commodities through the purchase of swaps on physical commodities or commodity indices, including those which are traded in over-the-counter markets (“OTC”). The Portfolio may also invest in ETFs for purposes of obtaining exposure to commodities markets. The adviser allocates the Portfolio’s assets among the Underlying Portfolios and ETFs based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. With respect to the equity and international Underlying Portfolios and ETFs, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio or ETF is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. With respect to fixed income Underlying Portfolios and ETFs, the adviser considers their focus on investment grade or non-investment grade securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration (that is, a measure of the sensitivity to changes in interest rates) and maturity of the Underlying Portfolio or ETF, and other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios and ETFs to favor investments in those Underlying Portfolios and ETFs that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective. In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio or one ETF.
Through its investments in the equity Underlying Portfolios and ETFs, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios and ETFs, the Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. The Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). An Underlying Portfolio or ETF may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio or ETF, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio or ETF may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.
When the adviser deems it to be more efficient or advantageous in managing the Portfolio, the adviser may utilize futures, options, forwards and swap agreements (including the purchase and sale of total return equity swaps and credit default swaps) to gain additional exposure to certain markets, sectors, regions, or commodities, as alternatives to investments in Underlying Portfolios or ETFs, to adjust the Portfolio for the adviser’s view on style or term structure and duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure.
The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities with a smaller allocation to bonds. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.
9 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive Aggressive Portfolio – Summary

PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios and ETFs and other securities in which it invests. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both.  The main risks of investing in this Portfolio are identified below.
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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
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Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.
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Asset Allocation Risk – This Portfolio allocates its investments among multiple investment asset classes and among Underlying Portfolios and ETFs, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.
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Commodities Risk – The Portfolio’s investments in ETFs and total return swaps  whose performance is linked to the price of an underlying commodity or commodity index may be subject to the risks of investing in physical commodities, including risks posed by regulatory, economic and political developments, weather events, natural disasters and market disruption. Commodity prices may have greater volatility than investments in traditional securities.
•
Convertible Securities Risk – Convertible securities (which can be bonds, notes, debentures, preferred stock, or other securities which are convertible into or exercisable for common stock), are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
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Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio or ETF is unwilling or unable to meet its financial obligations. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer. Changes in credit spreads or improvements in an issuer’s credit quality may increase the risk that an issuer calls outstanding securities prior to their maturity.
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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The primary risks associated with the Portfolio’s use of derivatives are the risk that changes in the value of the derivatives may not correlate as intended with the underlying asset, rate or index, the risk of adverse price movements in the market, the risk of missed opportunities in other investments and the risk that the counterparty to a derivatives transaction fails to make the required payment or otherwise comply with the terms of the contract. Certain derivatives involve leverage, which could cause the Portfolio to lose more than the principal amount invested. Other risks include management, interest rate and liquidity risks. The Portfolio’s purchase of forwards and futures contracts may involve risks related to imperfect correlation between the prices of such instruments and the price of the underlying asset, as well as leverage, liquidity and volatility risks. In addition, the purchase of forwards also involves counterparty credit risk as well as heightened market risk. The Portfolio’s purchase of total return equity swap agreements and total return commodities swap agreements may pose risk arising from losses if the underlying reference asset does not perform as anticipated; such agreements are also subject to counterparty credit, liquidity and leveraging risks. The Portfolio’s use of options involve risk related to the direction and timing of market movements in the price of the underlying asset, obligations related to exercise of the option, and potential loss in value of the initial investment.
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Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in the value of its holdings compared with investments made in U.S. securities or in foreign, developed countries. Investments in emerging markets may be subject to political, economic, legal, market, and currency risks. Emerging market securities trade in smaller markets which may experience significant price and market volatility, fluctuations in currency values, interest rates and commodity prices, higher transaction costs, and the increased likelihood of the occurrence of trading difficulties, such as delays in executing, clearing and settling Portfolio transactions or in receiving payment of dividends. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting, financial reporting, and recordkeeping standards, and more limited investor protection provisions when compared with developed economies. Emerging market risks also may include unpredictable and changing political, economic and tax policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions in certain investments by other countries, such as the United States. Investments in Chinese securities may be more vulnerable to political and economic risks than investments in securities from other countries. The Chinese government could, at any time, alter or discontinue the economic reform programs implemented since 1978 which liberalized trade policy and reduced government control.  Changes in these
Northwestern Mutual Series Fund, Inc. Prospectus 10

Active/Passive Aggressive Portfolio – Summary

policies could adversely affect Chinese companies or investments in those companies and could substantially affect the value of China’s currency relative to the U.S. dollar. In addition, any public health threat or similar issue could have a significant impact on the Chinese economy, which in turn could adversely affect the Portfolio’s investments.
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Equity Securities Risk – The value of equity securities held through the Underlying Portfolios and ETFs, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio or ETF is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
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Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed. Investing in ultra-short bond ETFs may pose greater risk than investments in cash equivalents such as money market mutual funds, including risks associated with the credit quality, duration and interest rate sensitivity of the bond instruments held within such ETFs. Ultra-short bond ETFs may be more volatile and involve greater credit and interest rate risk than money market funds and other cash equivalents. In addition, the price of an ultra-short bond ETF may fluctuate, while the goal of a money market mutual fund is to maintain its NAV at a stable $1 per share. Ultra-short bond ETFs may lose money despite a stated investment objective of returning capital.
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Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
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Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios and ETFs it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios or ETFs to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios and ETFs. Each of the Underlying Portfolios and ETFs has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios and ETFs in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio and each ETF. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio or ETF, it will be particularly sensitive to the risks associated with that Underlying Portfolio or ETF. Changes in the value of that Underlying Portfolio or ETF may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ or ETFs’ expenses.
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Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio or ETF invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio or ETF.
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High Yield Debt Risk – High yield debt securities (so called “junk bonds”) in which the Portfolio has exposure  have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, have greater risk of loss than higher rated securities, and are predominantly speculative with respect to an issuer’s ability to pay interest and repay principal. In addition, high yield debt securities may be particularly sensitive to changes in the securities markets.
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Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments to which the Portfolio has exposure is likely to decline. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income instruments. Duration measures the price sensitivity of a fixed income instrument to changes in interest rates. The Portfolio’s exposure to fixed income instruments and Underlying Portfolios or ETFs with a longer average portfolio duration will be more sensitive to changes in interest rates than those with a shorter average duration.
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Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s or ETF's particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio or ETF when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
11 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive Aggressive Portfolio – Summary

•
Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
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Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.
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Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
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Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio or ETF in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments.
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Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
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Mortgage- and Asset-Backed Securities Risk – The risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, credit risk, liquidity risk, extension risk and prepayment risk. Mortgage-related and other asset-backed securities represent interests in pools of mortgages or other assets and often involve risks that are different or possibly more acute than risks associated with other types of debt instruments. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.
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Preferred Stocks Risk – Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. They also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable.
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REITs Risk – Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation.
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Sector Focus Risk – To the extent the Portfolio invests in Underlying Portfolios or ETFs with a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios or ETFs that are underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
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Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
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U.S. Government Securities Risk – Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.
Northwestern Mutual Series Fund, Inc. Prospectus 12

Active/Passive Aggressive Portfolio – Summary

PERFORMANCE
As of the date of this prospectus, the Portfolio has not commenced operations and therefore does not have a performance history.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC (MSA)
Portfolio Managers: James Fleming, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since _______ 2025.
Rodney Schmucker, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since _______ 2025.
Brent G. Schutte, CFA, Chief Investment Officer of MSA, joined MSA in December 2021 and has managed the Portfolio since _______ 2025.
Garrett D. Aird, CFA, Vice President of MSA, joined MSA in December 2021 and has managed the Portfolio since _______ 2025.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 19 of the Northwestern Mutual Series Fund, Inc. Prospectus.
13 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive All Equity Portfolio – Summary

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[0.00%]
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	[0.00%]
Acquired Fund Fees and Expenses(2)	[0.00%]
Total Annual Portfolio Operating Expenses(3)	[0.00%]
Fee Waiver(4)	[0.00%]
Total Annual Portfolio Operating Expenses After Fee Waiver(3) (4)	[0.00%]
(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) Includes fees and expenses incurred indirectly by the portfolio as a result of investments in other investment companies (Acquired Fund Fees and Expenses). The operating expenses of the Portfolio reflected in the Portfolio’s annual report and Financial Highlights, when issued, will not include the Acquired Fund Fees and Expenses.
(4) The Portfolio’s investment adviser has entered into a written agreement to waive a portion of its management fee. This fee waiver agreement may be terminated by the adviser at any time after ___________, 2026.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects adjustments made to the Portfolio's operating expenses due to the fee waiver agreement with the investment adviser for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
[________]	[________]
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. As of the date of this Prospectus, the Portfolio has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
Investing in multiple investment asset classes, the Portfolio attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets.
The Portfolio is one of the Northwestern Mutual Series Fund, Inc. Allocation Portfolios (Active/Passive Allocation Suite). The Portfolio has a target asset allocation consistent with the level of risk indicated in the table below.

Northwestern Mutual Series Fund, Inc. Prospectus 14

Active/Passive All Equity Portfolio – Summary

	Equity and Other* Exposure	Fixed Income or Debt Exposure	Cash Equivalents
Active/Passive Very Aggressive	80 – 100%	0 – 10%	0 – 10%
*Other exposure includes REIT and commodity-related investments.
These foregoing percentage target ranges are not intended to establish minimum and maximum limits. The adviser may deviate from the asset class target ranges in pursuit of total return and in response to changing market and economic conditions, and, may invest a greater or lesser percentage in any strategic asset class component when the adviser deems it favorable to do so in order to achieve the Portfolio’s investment objective.
The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s multi-asset class exposure. The fund may invest in underlying Portfolios of Northwestern Mutual Series Fund, Inc. (each, an “Underlying Portfolio”) and exchange-traded funds (“ETFs”) which are not portfolios of Northwestern Mutual Series Fund, Inc. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities.  The Portfolio may obtain equity exposure by investing in one or more of the domestic or international Underlying Portfolios or ETFs and may obtain fixed income exposure by investing in one or more of the fixed income Underlying Portfolios or ETFs. The cash equivalent portion of the Portfolio may include, but is not limited to, ETFs, investments in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage- and asset-backed securities, as well as commercial paper, banker’s acceptances, certificates of deposit and time deposits. In order to enhance short duration returns, the adviser may purchase ultra-short bond ETFs. For purposes of the strategic asset class ranges utilized herein, the adviser includes these instruments in the Cash Equivalents asset class together with cash and cash equivalent instruments. The Portfolio may also invest in ETFs that invest in real estate investment trusts (REITs). The Portfolio may also invest in ETFs for purposes of obtaining exposure to commodities markets. The adviser allocates the Portfolio’s assets among the Underlying Portfolios and ETFs based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. With respect to the equity and international Underlying Portfolios and ETFs, the adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio or ETF is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. The adviser regularly reviews and adjusts the allocation among the Underlying Portfolios and ETFs to favor investments in those Underlying Portfolios and ETFs that the adviser believes provide the most favorable position for achieving the Portfolio’s investment objective. In connection with the allocation process, the Portfolio may invest more than 25% of its assets in one Underlying Portfolio or one ETF.
Through its investments in the equity Underlying Portfolios and ETFs, the Portfolio may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. An Underlying Portfolio or ETF may invest a large percentage of its assets in a single issuer, security, market or sector (or a limited group thereof) or in the case of an international Underlying Portfolio or ETF, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio or ETF may also use certain derivative instruments including futures, forwards, options and swaps to meet its investment objective and for cash management purposes.
The Portfolio is designed primarily for investors who want their investment allocated across major asset classes while pursuing the growth potential of equities. The investor should be willing to accept fluctuation in share prices that are typical for a portfolio that holds equity investments.
PRINCIPAL RISKS
Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The Portfolio bears all of the risks associated with the investment strategies used by the Underlying Portfolios and ETFs and other securities in which it invests. Except as otherwise stated, references in this section to the “Portfolio” may relate to the Portfolio, one or more Underlying Portfolios, or both.  The main risks of investing in this Portfolio are identified below.
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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money.
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Affiliated Portfolio Risk – In managing the Portfolio, the adviser has the authority to select, and allocate among, Underlying Portfolios. The adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for the Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.
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Asset Allocation Risk – This Portfolio allocates its investments among multiple investment asset classes and among Underlying Portfolios and ETFs, based upon judgments made by the adviser. The Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns, and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.
15 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive All Equity Portfolio – Summary

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Commodities Risk – The Portfolio’s investments in ETFs whose performance is linked to the price of an underlying commodity or commodity index may be subject to the risks of investing in physical commodities, including risks posed by regulatory, economic and political developments, weather events, natural disasters and market disruption. Commodity prices may have greater volatility than investments in traditional securities.
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Convertible Securities Risk – Convertible securities (which can be bonds, notes, debentures, preferred stock, or other securities which are convertible into or exercisable for common stock), are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective.
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Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security held directly or through an Underlying Portfolio or ETF is unwilling or unable to meet its financial obligations. In addition, changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer. Changes in credit spreads or improvements in an issuer’s credit quality may increase the risk that an issuer calls outstanding securities prior to their maturity.
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Emerging Markets Risk – Investing in emerging market securities increases foreign investing risk, and may subject the Portfolio to more rapid and extreme changes in the value of its holdings compared with investments made in U.S. securities or in foreign, developed countries. Investments in emerging markets may be subject to political, economic, legal, market, and currency risks. Emerging market securities trade in smaller markets which may experience significant price and market volatility, fluctuations in currency values, interest rates and commodity prices, higher transaction costs, and the increased likelihood of the occurrence of trading difficulties, such as delays in executing, clearing and settling Portfolio transactions or in receiving payment of dividends. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting, financial reporting, and recordkeeping standards, and more limited investor protection provisions when compared with developed economies. Emerging market risks also may include unpredictable and changing political, economic and tax policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions in certain investments by other countries, such as the United States. Investments in Chinese securities may be more vulnerable to political and economic risks than investments in securities from other countries. The Chinese government could, at any time, alter or discontinue the economic reform programs implemented since 1978 which liberalized trade policy and reduced government control.  Changes in these policies could adversely affect Chinese companies or investments in those companies and could substantially affect the value of China’s currency relative to the U.S. dollar. In addition, any public health threat or similar issue could have a significant impact on the Chinese economy, which in turn could adversely affect the Portfolio’s investments.
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Equity Securities Risk – The value of equity securities held through the Underlying Portfolios and ETFs, such as common and preferred stocks, could decline if the financial condition of the companies an Underlying Portfolio or ETF is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities.
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Exchange Traded Funds Risk – Investing in exchange traded funds (ETFs) may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in a comparable portfolio of stocks comprising the index due to lack of liquidity, the additional expenses incurred as a shareholder in another investment company, and tracking error. ETFs are also subject to the risk that their market prices may trade at a premium or discount to their net asset value, which means the Portfolio will overpay for an ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets when selling if it is trading at a discount. An active market for an ETF may not be developed or maintained. Trading of an ETF’s shares may be halted by the exchange, in which case the Portfolio would be unable to sell its ETF shares unless and until trading is resumed. Investing in ultra-short bond ETFs may pose greater risk than investments in cash equivalents such as money market mutual funds, including risks associated with the credit quality, duration and interest rate sensitivity of the bond instruments held within such ETFs. Ultra-short bond ETFs may be more volatile and involve greater credit and interest rate risk than money market funds and other cash equivalents. In addition, the price of an ultra-short bond ETF may fluctuate, while the goal of a money market mutual fund is to maintain its NAV at a stable $1 per share. Ultra-short bond ETFs may lose money despite a stated investment objective of returning capital.
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Foreign Investing Risk – Exposure to investments in foreign securities, including through Underlying Portfolios and ETFs, may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. Exposure to investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.
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Fund of Funds Investing Risk – The Portfolio’s investment performance is significantly impacted by the investment performance of the Underlying Portfolios and ETFs it holds. The ability of the Portfolio to meet its investment objective is related to the ability of the Underlying Portfolios or ETFs to meet their respective investment objectives as well as the adviser’s allocation decisions with respect to the Underlying Portfolios and ETFs. Each of the Underlying Portfolios and ETFs has its own
Northwestern Mutual Series Fund, Inc. Prospectus 16

Active/Passive All Equity Portfolio – Summary

investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios and ETFs in direct proportion to the amount of assets the Portfolio allocates to each Underlying Portfolio and each ETF. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio or ETF, it will be particularly sensitive to the risks associated with that Underlying Portfolio or ETF. Changes in the value of that Underlying Portfolio or ETF may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolios’ or ETFs’ expenses.
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Geographic Focus Risk – The Portfolio’s performance could be more volatile than that of a more geographically diversified fund and could be significantly impacted as a result of the Portfolio investing a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. Also, the Portfolio’s performance may be more closely tied to the market, currency, economic, political, or regulatory conditions in those countries or that region. Similarly, the extent to which an Underlying Portfolio or ETF invests a significant portion of its assets in a single country, a small number of countries or a particular geographic region, may also adversely impact the Portfolio, depending on the Portfolio’s level of investment in that Underlying Portfolio or ETF.
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Investment Style Risk – The Portfolio is subject to risks associated with an Underlying Portfolio’s or ETF's particular style of investing, such as growth or value or a combination of both, and may underperform with respect to its allocation to the Underlying Portfolio or ETF when the market does not favor that particular investment style. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.
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Large Cap Company Risk – Exposure to investments in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.
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Large Transaction Risk – The Underlying Portfolios are used as investments for certain fund of funds, including the Portfolio, and may have a large percentage of their shares owned by such funds. Large redemption activity by the Portfolio or another fund of funds could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. The adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the adviser’s ability to fully implement the Portfolio’s investment strategies.
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Liquidity Risk – Particular investments, such as small and micro cap stocks, fixed income securities, foreign securities, in particular emerging markets securities, and derivatives to which the Portfolio has exposure, can be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
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Market Risk – The risk that the market price of securities owned by the Portfolio or an Underlying Portfolio or ETF in which the Portfolio invests may go up or down, sometimes rapidly or unpredictably. The value of a security may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Global economies and financial markets are increasingly interconnected, which magnifies the potential that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises (such as epidemics and pandemics), and related events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Portfolio and its investments.
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Micro Cap Company Risk – Exposure to investments in micro cap stocks may cause the Portfolio to experience more rapid and extreme changes in value than a fund that invests solely in small, mid and large cap stocks due to a more limited track record, narrower product markets, more limited resources, higher risk of failure, and less liquid trading markets.
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Preferred Stocks Risk – Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. They also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable.
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REITs Risk – Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation.
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Sector Focus Risk – To the extent the Portfolio invests in Underlying Portfolios or ETFs with a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio invests in Underlying Portfolios or ETFs that are underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
17 Northwestern Mutual Series Fund, Inc. Prospectus

Active/Passive All Equity Portfolio – Summary

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Small and Mid Cap Company Risk – Exposure to investments in small and mid cap stocks may cause greater risk of loss and price fluctuation than investing in stocks of larger cap companies due to a more limited track record, narrower product markets, more limited resources and less liquid trading markets. These stocks may be more volatile and more difficult to buy and sell than stocks with larger capitalizations.
PERFORMANCE
As of the date of this prospectus, the Portfolio has not commenced operations and therefore does not have a performance history.
PORTFOLIO MANAGEMENT
Investment Adviser: Mason Street Advisors, LLC (MSA)
Portfolio Managers: James Fleming, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since _______ 2025
Rodney Schmucker, CFA, Vice President of MSA, joined MSA in 2008 and has managed the Portfolio since _______ 2025.
Brent G. Schutte, CFA, Chief Investment Officer of MSA, joined MSA in December 2021 and has managed the Portfolio since _______ 2025.
Garrett D. Aird, CFA, Vice President of MSA, joined MSA in December 2021 and has managed the Portfolio since _______ 2025.
TAXES AND INTERMEDIARY COMPENSATION
For important information about taxes, dividends and financial intermediary compensation, please see “SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS” on page 19 of the Northwestern Mutual Series Fund, Inc. Prospectus.
Northwestern Mutual Series Fund, Inc. Prospectus 18

SUMMARY OF IMPORTANT INFORMATION REGARDING THE PORTFOLIOS
Tax Information: Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.
Compensation to Broker-Dealers and Other Financial Intermediaries: Neither the Portfolios nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

INTRODUCTION
Northwestern Mutual Series Fund, Inc. (the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (each, a “Portfolio” and collectively the “Portfolios”) and in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.
Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”) is the investment adviser for each Portfolio. To assist in managing certain Portfolios, Mason Street Advisors has retained certain sub-advisers (each, a “Sub-Adviser” or, with respect to those Portfolios for which it provides services, an “Adviser” and collectively, the “Sub-Advisers”). Pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure, each such Sub-Adviser may be replaced without the approval of shareholders. Information about the Adviser and each Sub-Adviser can be found in the “INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.
Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. You can find a summary of each Portfolio’s investment objective, fees and expenses, principal investment strategies, principal risks, performance, and other important information under the “PORTFOLIO SUMMARIES” section of this Prospectus. For additional information about the Portfolios’ investment strategies and risks, please refer to the “MORE ABOUT INVESTMENT STRATEGIES AND RISKS” section of this Prospectus.
This Prospectus contains important information you should review before investing in a Portfolio. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.
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MORE ABOUT INVESTMENT STRATEGIES AND RISKS
General Information
This section includes information about the investment objectives and policies of the Portfolios and certain information about investing in the Portfolios. This section also includes additional information about the principal investment strategies of the Portfolios and associated risks described in the “PORTFOLIO SUMMARIES” section of this Prospectus. Although one or more Portfolios may employ the strategies described below as principal investment strategies, each other Portfolio may employ such strategies as non-principal strategies, unless otherwise noted. The Fund’s Statement of
Additional Information contains more detailed information about the investment strategies, securities and techniques that may be used by the Portfolios.
Investment Objectives. The table below lists the investment objective(s) of each Portfolio. The investment objective(s) of each of the Portfolios is non-fundamental, which means that it may be changed by the Fund’s Board of Directors without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval.

Portfolio	Objective
Active/Passive Conservative Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk through income and secondarily through appreciation.
Active/Passive Aggressive Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk primarily through appreciation and some income.
Active/Passive All Equity Portfolio	Long-term growth of capital.
Allocation Suite. The Portfolios are part of the Northwestern Mutual Series Fund, Inc. Allocation Portfolios (Active/Passive Allocation Suite). Each Portfolio of the Active/Passive Suite has a target asset allocation consistent with the level of risk indicated in the table below.
	Equity and Other* Exposure	Fixed Income or Debt Exposure	Cash Equivalents
Active/ Passive Conservative	20 – 40%	60 – 80%	0 – 10%
Active/ Passive Aggressive	75 – 95%	5 – 25%	0 – 10%
Active/ Passive Very Aggressive	80 – 100%	0 – 10%	0 – 10%
*Other exposure includes REIT and commodity-related investments.
Investing Risk, In General. As with any investment, an investment in a Portfolio has risks. Portfolio shares will rise and fall in value and there is a risk that you could lose money by investing in a Portfolio. Your investment in a Portfolio is not a deposit with a bank and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Your investment in Portfolio shares, which represents an indirect investment in the securities owned by the Portfolio, is subject to market risk. The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. However, the value of fixed income securities may also be significantly affected by market events such as changes in interest rates, and will likely decline in a rising interest rate environment. At any point in time, your Portfolio shares may be worth less than what you invested, even after taking into account the reinvestment of dividends and distributions. Regardless of how well an individual company performs, if financial markets go down, you could lose money.
Special Market Events. The value of a Portfolio’s investments may decline because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. The
Northwestern Mutual Series Fund, Inc. Prospectus 20

global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. The Fund cannot predict the effects of geopolitical or other events in the future on the U.S. and other economies, the securities markets, or the Portfolios.
Unanticipated Events. Local and global markets and normal market operations can be adversely affected by significant market disruptions. Market disruptions can be caused by local, regional or global events such as war, military conflict, political instability, acts of terrorism, social unrest, environmental disasters, natural disasters or events, trade disputes, supply chain disruptions, spread of infectious diseases or other public health issues, climate change, recessions, or other events. Such events may affect certain sectors, industries, businesses, geographic regions or countries more significantly than others. Climate change, the outbreak of infectious diseases or other public health issues may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of any such events could negatively affect the global economy as well as the economies of individual countries, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. In addition, any of such circumstances could result in disruptions in the trading markets and could result in increased market volatility. Such events could adversely affect the prices and liquidity of a Portfolio’s securities and could have a materially negative impact on the value of a Portfolio. Such events also could impact the ability of the Fund to process transactions or perform other operational activities.
COVID-19 and Other Infectious Diseases. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Many countries have experienced outbreaks of infectious diseases in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. Outbreaks of infectious diseases may have material adverse impacts on a Portfolio. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Certain sectors and industries may be more significantly and negatively impacted than others by any disruption caused by an infectious disease and governmental responses thereto, including those sectors and industries which may be more vulnerable to the effects of governmental constraints imposed on travel and social interaction.
The impact of the COVID-19 virus, and its subsequent variants, have negatively affected and may continue to affect the economies of many nations, the global securities and financial markets, and individual companies. Additionally, any potential ongoing negative impacts of the COVID-19 pandemic may exacerbate other preexisting political, social and economic risks in certain countries. To the extent that certain Portfolios of the Fund may be invested in countries, sectors, industries or companies that are more materially impacted by the COVID-19 virus and its subsequent variants, such positions will increase the Portfolio’s exposure to risk of loss affecting those countries, sectors, industries and companies.
The projected ongoing impact of the COVID-19 pandemic, and other epidemics and pandemics that may arise in the future, on national and global economies, individual companies and the financial markets is unpredictable and may result in uncertainty for potentially extended periods of time. The duration and effectiveness of responsive measures implemented by governments and central banks cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments, may contribute to the development of or result in an increase in market volatility, illiquidity and other adverse effects that could negatively impact a Portfolio’s performance.
Risks Related to Russian Invasion of Ukraine. The Russian invasion of Ukraine in February 2022 has resulted in an ongoing military conflict, triggering the imposition of economic sanctions by the U.S. and other countries against certain Russian governmental institutions, individuals and companies. The imposition of sanctions and other actions undertaken by countries and businesses, have resulted in, and may continue to result in, significant market disruptions in the region and beyond. In response to sanctions and decisions of third parties to divest from or curtail doing business with Russian interests, Russia has taken and may continue to take retaliatory actions and enact countermeasures, including cyberattacks and espionage against other countries and companies. The extent and duration of Russia’s military actions or future escalation of such hostilities, the scope of regional and country-specific responsive measures, and potential retaliatory actions or countermeasures that may be taken by Russia, are difficult to predict, but could result in significant market disruptions adversely affecting regional and global markets, including certain sectors and industries, including but not limited to, the financials, energy, metals and mining, engineering, and defense sectors. These and any related events could have a significant negative impact on the performance of a Portfolio, even if the Portfolio does not have direct exposure to Russian issuers or those of adjoining geographic regions.
Government Policies. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and changes in interest rates. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the
21 Northwestern Mutual Series Fund, Inc. Prospectus

ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact a Portfolio’s investments.
Federal Reserve Actions. Over the course of 2023, the Federal Open Market Committee (“FOMC”) continued to increase interest rate levels and reduce its securities holdings in an effort to stem persistently high inflation. At its December 2023 meeting, the FOMC determined to maintain the target range for the federal funds rate at 5.25% to 5.50%, maintaining the rate at its highest level since October 2007. The FOMC participants noted the decline in inflation seen during the latter part of 2023 and growing signs of demand and supply coming into better balance in product and labor markets, and indicated that their baseline projections implied that a lower federal funds rate would be appropriate by the end of 2024. In addition the FOMC members agreed to continue to reduce the Federal Reserve’s holdings of Treasury securities, agency debt, and agency mortgage-backed securities.
At its March 2024 meeting, the FOMC observed that while inflation had eased over the prior year, it remained elevated, and again determined to maintain the target range for the federal funds rate at 5.25% to 5.50%. The FOMC also stayed on course with balance sheet reduction plans, determining to continue to further reduce the Federal Reserve’s holdings of Treasury securities, agency debt, and agency mortgage-backed securities.
The level of interest rates impacts many aspects of economic activity. Higher interest rates result in higher borrowing costs for companies and consumers. Slowing economic growth could result in a weaker job market and higher unemployment. Higher borrowing costs, rising interest rates, less available capital and a potential decline in consumer spending could have a negative impact on the markets and the economy as a whole. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices.
U.S. Government Impasses. The U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse effect on a Portfolio’s investments and operations. Additional and/or prolonged government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
More About Principal Investment Strategies and Risks
The following section contains additional information about the principal investment strategies used by the Portfolios and the principal risks associated with these investment strategies. Principal investment strategies, which are presented in alphabetical order, are identified by an underlined paragraph header. Within each strategy section, principal risks are identified by italicized paragraph headers. While this section discusses investing in various asset classes, the Portfolios generally are exposed to such investments indirectly through their fund-of-funds investment strategy.
Active Management. All Portfolios are actively managed by their Adviser. The performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective.
Active Management Risk. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.
Active and Frequent Trading. Active management of a Portfolio may also result in active trading of Portfolio securities.
Risks of Active and Frequent Trading. Active and frequent trading can increase the portfolio turnover rate and may lead to higher brokerage commissions and other transaction costs. A higher portfolio turnover rate may have a greater adverse affect on the Portfolio’s performance. Portfolio turnover rates may vary from year to year.
ADRs. The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) and other similar depositary receipts. ADRs are receipts representing ownership of shares of a foreign issuer held by a U.S. bank or similar financial institution that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are considered foreign securities for purposes of limitations stated herein regarding foreign securities except as specifically noted.
ADR Risk. ADRs and similar depositary receipts are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. See “Risks of Foreign Investing” below. The financial institution may charge fees for forwarding dividends and interest and for other services. The Portfolios are also exposed to the credit risk of the financial institution holding the ADRs. ADRs may be “sponsored,” meaning that they are implemented by a financial institution in collaboration with the issuing foreign company, or “unsponsored,” meaning that the financial institution created the instrument without the sponsorship or direct involvement of the foreign company. Differing registration requirements apply to each type of ADR. ADRs may transact on exchanges or on over-the-counter markets (“OTC”). Sponsored ADRs may be established on three program levels, which differ with respect to market listing exposure and applicable reporting requirements. For Level 2 and Level 3 sponsored ADRs, the issuing financial institution and foreign company jointly register the ADR with the
Northwestern Mutual Series Fund, Inc. Prospectus 22

Securities and Exchange Commission (“SEC”), after which the ADRs can be listed and traded on major U.S. stock exchanges. These ADR programs are subject to SEC registration requirements (including the requirement to file an annual report and comply with U.S. accounting standards) and exchange listing requirements. Level 1 sponsored ADRs and unsponsored ADRs are exempt from full SEC registration and reporting requirements and can only trade on OTC markets. Conducting transactions in OTC markets may result in higher costs, a lack of pricing transparency and lower liquidity when compared with exchange-based transactions. Based on the foregoing, risks associated with different ADR types will vary, based upon differences in registration, reporting, listing and disclosure requirements that apply to such ADRs and the characteristics of the market in which transactions for the particular ADR are conducted.
Asset Allocation Strategy. As a principal investment strategy, the Portfolios allocate their investments among multiple investment asset classes, among Underlying Portfolios and ETFs, and among various segments of markets, based upon judgments made by the portfolio manager.
Asset Allocation Risk. A Portfolio could miss attractive investment opportunities by underweighting markets or sectors where there are significant returns and could lose value by overweighting markets where there are significant declines, or may not correctly predict the times to shift assets from one type of investment to another.
Commodities. The Portfolios may invest in instruments, including exchange traded funds and total return swaps, whose performance is linked to the price of an underlying commodity or commodity index. To the extent a Portfolio makes such investments, the Portfolio may be subject to the risks associated with investing in physical commodities. Commodity prices may be significantly impacted by regulatory, economic and political developments, weather events, and natural disasters, pestilence and market disruption. As a result, commodity-related investments may have greater volatility than investments in traditional securities.
Derivatives. The Portfolios may use derivative instruments as described in their respective summary section. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices. Examples of derivative instruments include options contracts, forward and futures contracts (including foreign currency forwards and futures), options on futures contracts, and swap agreements (including, but not limited to, interest rate, total return equity, total return commodities, total return fixed income, inflation, and credit default swaps). Each Portfolio may invest in derivative instruments, subject to the Portfolio’s objective and policies. For purposes of determining whether a Portfolio has invested at least 80% of its net assets (plus any borrowing for investment purposes) in a particular type of security, the Portfolio may include a derivative instrument in the 80% base to the extent it has economic characteristics similar to the securities included in the base. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES – Derivative Instruments” in the Statement of Additional Information.
Risks of Derivatives. A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in the “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES – Derivative Instruments” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.
Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivative instruments used by a Portfolio may experience losses because the investment techniques and risk analyses applied did not produce the desired results.
Correlation Risk. Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. This may also be referred to as basis risk. For example, changes in the value of a hedging instrument may not match those of the investment being hedged.
Counterparty Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (i.e., a counterparty or clearinghouse) to make required payments or otherwise comply with the contract’s terms. This risk is partially mitigated if collateral or margin has been posted and is held against the position.
Credit Risk. A derivative instrument may involve credit risk and the value of a Portfolio’s derivative instrument may be negatively affected to the extent that the issuer of an underlying asset will be unable to make principal and interest payments when due or otherwise honor its obligations. Underlying assets are subject to varying degrees of credit risk. The extent to which a derivative instrument involves credit risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.
Interest Rate Risk. When interest rates change, the value of a Portfolio’s derivatives instruments may be negatively affected to the extent the derivative instrument or its underlying
23 Northwestern Mutual Series Fund, Inc. Prospectus

asset, reference rate or index are sensitive to changes in market interest rates. The extent to which a derivative instrument involves interest rate risk may increase due to the leverage component of the derivative instrument. See “Leverage Risk,” below.
Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
Leverage Risk. Because derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.
Rule 18f-4 Requirements related to Derivatives. Effective August 19, 2022, the Series Fund has adopted a derivatives risk management program pursuant to Rule 18f-4. Rule 18f-4 permits a fund to enter into derivatives transactions provided it adopts and implements a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and complies with specific value-at-risk leverage limits for certain derivatives users and reporting requirements in respect of derivatives usage. Rule 18f-4 could restrict a Portfolio’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of a Portfolio.
Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. In addition, certain market conditions, such as those present in a zero-interest rate environment or during periods of extreme volatility, which have recently occurred, may make the use of certain derivatives financially unattractive or impractical. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest due to market events unanticipated by the Adviser or a Sub-Adviser. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments.
Operational Risk. Operational risk generally refers to the risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.
Legal Risk. Legal risk refers to the risks related to insufficient documentation, insufficient capacity or authority of a counterparty to enter into a derivatives transaction, or legality or enforceability of a derivatives transaction contract.
Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Bilateral derivatives contracts are privately negotiated directly with the counterparty, while exchange-traded derivatives are traded via an exchange. Different counterparties often use different valuation techniques for determining the value of a derivative, and while the portfolio reconciliation process can help to highlight differences in valuation, there is little guidance from regulators on how such discrepancies should be resolved. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.
Furthermore, SEC regulations may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. See, “MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES – Derivative Instruments – Regulatory Impact” in the Statement of Additional Information for more information.
Equity Securities. The equity portion of each Portfolio may include common stocks and preferred stocks and rights, warrants, and securities convertible into common or preferred stocks. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside
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the United States may issue equity securities comparable to common or preferred stock. Equity securities may also include interests in real estate investment trusts, or REITs. See “Real Estate Investment Trusts (REITs)”, below.
Risks of Equity Securities, Generally. Equity securities represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its common stocks and preferred stocks may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.
Risks of Preferred Stocks. Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stockholders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.
Risks of Large Cap Companies. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
Risks of Small and Mid Cap Companies. Each Portfolio may invest to varying degrees in small and mid cap stocks, subject to the Portfolio’s objectives and policies. Small and mid cap companies may have more growth potential and may be able to react to market conditions more quickly; however, small and mid cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations. Small and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small and mid cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small or mid cap stock, especially during periods of market volatility.
Risks of Micro Cap Companies. Each Portfolio may invest in varying degrees in micro cap stocks, subject to the Portfolio’s objectives and policies. Micro cap companies may have more growth potential and may be able to react to market place conditions more quickly, however, investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations. Micro cap companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.
Risks of Rights and Warrants. Investments in rights and warrants may be more volatile than the underlying common stock and may cause the Portfolio increased risk of loss if the rights or warrants cannot be exercised prudently by the expiration date or if the rights and warrants lack a liquid secondary market for resale. Warrants can provide exposure to an underlying stock for a portion of the price of direct ownership of shares of that stock. As a result, most warrants have some degree of leverage, which can vary depending on the type of warrant. This means that small changes in the value of the underlying stock results in larger changes in the value of the warrant. This can magnify gains when stock prices rise, but it can also magnify losses when stock prices fall.
Risks of When Issued Securities. When issued securities involve risk that the security the Portfolio buys may lose value prior to its delivery or may not be issued causing the Portfolio to incur a loss. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Please see “When Issued, Delayed Delivery and Forward Commitment Transactions” below, which describes additional information about such transactions.
Risks of Dividend-Paying Stocks. Dividend-paying stocks, and Portfolios that invest in them, may underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Risks of Convertible Securities. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. The value of a convertible security may not increase or decrease as rapidly as the
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underlying common stock. A Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective. See “Contingent Convertible Instruments”, above, for more information specifically related to investments in such securities.
Fixed Income Securities. Each of the Portfolios may invest in various types of debt investments, which may include:
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;
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obligations of the U.S. government, its agencies and instrumentalities, including government sponsored enterprises (see “U.S. Government Securities”, below);
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pass-through securities (including mortgage- and asset-backed securities);
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loan participations and assignments, and dollar roll transactions;
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inflation-indexed bonds issued by both governments and corporations;
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municipal securities issued by states or local governments and their agencies;
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obligations of non-U.S. governments or their agencies;
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money market instruments, such as repurchase agreements: and
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Rule 144A securities.
Investments in fixed income securities involve risks different from investments in equity securities. The primary risks associated with an investment in fixed income securities are as follows:
Interest Rate Risk. When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of fixed income investments fall. Changes in interest rates can be sharp and the effect on the value of fixed income investments can be significant. Any change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. See “Investing Risk, In General – Federal Reserve Actions”, above, for information regarding the Federal Reserve Bank’s recent actions on interest rates and monetary policy. A significant rise in interest rates over a short period of time could cause significant losses in the market value of a Portfolio’s fixed income investments. Duration is a measure of the sensitivity of the price of a Portfolio’s fixed income securities to changes in interest rates; the longer the duration, the more sensitive the price will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.
Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unwilling or unable to make timely principal and/or interest payments, or to otherwise honor its obligations. In times of extreme economic turmoil or in an extended economic downturn, the risk of default may increase. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Credit ratings are essentially opinions of credit rating agencies as to the credit quality of the issuer, the lower the credit rating, the greater the credit risk. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. A lower credit rating may lead to a decline in the value of a fixed income security because investors may demand a higher rate of interest to compensate for the perceived increased credit risk of the issuer. Credit ratings, however, may prove to be inaccurate. In determining the credit quality of a fixed income security for the Portfolios’ investment strategies, the Fund primarily considers the credit ratings assigned to the security by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investors Service, Inc. (“Moody’s) and Fitch Ratings (“Fitch”). The Fund considers a fixed income security to be investment grade if the security is rated investment grade by at least two of the three credit rating agencies (BBB- or higher by S&P; Baa3 or higher by Moody’s; BBB- or higher by Fitch) and a security to be non-investment grade (sometimes referred to as “high yield” or “junk”) if the security is rated below investment grade by at least two of the three credit ratings agencies (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch). If a security is rated by only two of the three credit ratings agencies, then the Fund assigns the security with the lower of the two ratings. If only one of the three credit ratings agencies rates a security, then the Fund assigns the security that agency’s rating. And if a security is unrated, then the Fund considers the security to be investment grade or non-investment grade if determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality.
Call or Prepayment Risk. Call or Prepayment Risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are
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typically called when interest rates have declined. In the event of a bond being called, the Adviser or Sub-Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Portfolio.
Extension Risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.
LIBOR Reference Rate and Transition Risk. Certain of the Fixed Income Portfolios may hold debt securities and other financial investments that utilize the Intercontinental Exchange London Interbank Offered Rate (“LIBOR”) as their reference or benchmark rate. Prior to the discontinuation of the formal maintenance of all LIBOR settings on June 30, 2023, LIBOR was used extensively in the U.S. and globally as the reference rate for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.
During the past several years, concerns arose over the continued viability of LIBOR as a reference benchmark, since it had become less of a robust, transactions-based market interest rate as contemplated by various international standards for benchmarks. The Financial Stability Oversight Council noted that the scarcity of underlying transactions had made LIBOR potentially unsustainable.
In July 2017, the UK Financial Conduct Authority (“FCA”), the regulator of LIBOR, indicated that it would not compel LIBOR panel banks to continue to make LIBOR submissions beyond the end of 2021, and strongly advised market participants of the need to transition to the use of a different benchmark rate for new securities and transactions by December 31, 2021. Following discussion with LIBOR panel banks, the ICE Benchmark Administration Limited (“IBA”) announced that it would formally consult with the foregoing groups on its intention to cease publication of a number of LIBOR settings, including (i) All LIBOR settings for the following currencies: EUR, CHF, JPY, GBP, and USD LIBOR settings (1 week and 2 months) from and after December 31, 2021; and (ii) USD LIBOR settings (overnight and 1, 3, 6, and 12 months) from and after June 30, 2023.
The need to transition away from LIBOR to alternative reference rates is not limited to USD LIBOR. Most major currency jurisdictions identified a need for reforming major interest rate benchmarks and working groups were formed in other currencies for which LIBOR had been quoted. Bank working groups and regulators in such other major currency jurisdictions developed other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England.
The Alternative Reference Rates Committee (the “ARRC”), a working group of large U.S. banks and other market participants, actively worked with U.S. market participants to plan for the transition away from LIBOR and developed best practices as well as specific fallback language for incorporation into LIBOR-based contracts.
Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the ARRC, has been publishing a Secured Overnight Financing Rate (“SOFR”), which has replaced U.S. dollar LIBOR. Market participants generally have adopted alternative rates such as SOFR or otherwise amended such financial instruments to include fallback provisions and other measures that contemplated the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International SWAPs and Derivatives Association, Inc. (“ISDA”) launched a protocol to incorporate fallback provisions.
Although the transition process away from the use of LIBOR has become increasingly well-defined and replacement reference rates have been established for all LIBOR currencies, the potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests may be difficult to ascertain if such instruments designate the LIBOR reference rate. Investments that involve individual contracts that have no existing fallback provisions, inadequate fallback provisions, or have no language that contemplates the discontinuance of LIBOR could experience increased volatility or reduced liquidity as a result of the transition process. Interest rate provisions included in such contracts may need to be renegotiated in contemplation of the LIBOR transition and the application of a replacement rate may result in a reduction in the value of certain instruments held by a Portfolio. Further, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Portfolio that holds such instrument. In addition, use of a replacement benchmark rate and any accompanying pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Portfolio’s performance and/or NAV.
Foreign Securities. Each Portfolio may invest in foreign securities as set forth in the summary for each such Portfolio.
Except as noted below, for purposes of applying the foreign investment limitation, “foreign securities” shall mean:
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securities of companies whose principal trading activities are outside the U.S.; or
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securities denominated in non U.S. dollar currencies; or
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securities of companies that:
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are organized under the laws of, or have principal offices in, a country other than the U.S., and
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derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
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•
American Depositary Receipts and American Depositary Shares.
With respect to derivative instruments, foreign securities also shall include instruments where the underlying assets are foreign currencies (or baskets or indices of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or baskets or indices of such instruments or securities).
Portfolios that invest in securities denominated in non-U.S. dollar currencies may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts.
Foreign securities may include securities of issuers economically tied to countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it: i) is organized under the laws of, or has its principal office in an emerging market country; ii) has its principal securities trading market in an emerging market country; and/or iii) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country. The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include, but are not limited to, countries that comprise the MSCI Emerging Markets Index.
Risks of Foreign Investing. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds. Specific risks of investing in foreign securities include the following:
Political and Economic Risk. Foreign investments can be subject to greater political and economic risks, including political, economic, and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.
Regulatory Risk. In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.
Foreign Market Risk. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.
Transaction Costs. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.
Foreign Currency Risk. Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.
Emerging Markets Risk. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers,
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expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.
Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of financial information about such companies, and its reliability, may be compromised since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC.
Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets. In addition, the SEC, U.S. Department of Justice and other authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations, matters of comity and various other factors.
In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Asian Investing Risk. Certain of the Portfolios may invest a significant portion of their assets in Asian securities, and those Portfolios may be more volatile than a portfolio that is broadly diversified geographically. Such investments are subject to general economic and political conditions in Asia and the Asia region may be subject to a greater degree of economic, political, and social instability than is the case in the U.S. and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk.” Many countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest, and natural disasters.
Investing in Asian companies could be adversely affected by major hostilities in the region. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Portfolio to increased volatility. Many Asian countries are dependent on the economies of the U.S. and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Portfolio’s investments. Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. In addition, Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy. Further, the Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.
China Investing. In addition to the risks of investing in foreign securities, and the risks of emerging markets and Asian investing as described above, investing in China presents additional risks. To the extent a Portfolio focuses its investments in China and Hong Kong, the value of the Portfolio may be significantly more volatile than more geographically diverse Portfolios.
Hong Kong reverted to Chinese sovereignty on July 1, 1997. Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. There is no guarantee that China will continue to honor its agreement to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems, and China may change its policies regarding Hong Kong at any time. Any attempt by China to tighten its control over Hong Kong's political, economic or social policies may result in an adverse effect on Hong Kong's economy. Hong Kong’s evolving relationship with China’s central government has been a source of political unrest and may result in economic disruption. In addition, China is Hong Kong's largest trading partner, both in terms of exports and
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imports. The economy of Hong Kong is closely tied to the economy of China. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong's economy.
Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation, and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Portfolio’s investments. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented many years ago and could return to the prior, completely centrally planned, economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. Actual and threatened responses to such military conflicts, internal social unrest, cyberattacks and other activities, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may adversely impact China’s economy and Chinese issuers of securities. The Chinese economy is highly dependent on exporting products and services and could experience a significant slowdown if there is a reduction in global demand for Chinese exports or as the result of trade tensions with key trading partners. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. The current political climate has intensified concerns about heightened trade tensions between China and the U.S., as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may result in a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Portfolio’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Developments regarding the course and impact of changing trade policies between the U.S. and China are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities market continues to experience considerable volatility and has been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Portfolios.
A Portfolio may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities. See, “Variable Interest Entities.”
Variable Interest Entities. A Portfolio may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”), which utilize offshore companies established by the Chinese company to facilitate foreign investment. Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (often through an intermediary entity) with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Portfolio’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or
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other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a Portfolio could incur significant losses with no recourse available.
Debt Obligations of Foreign Governments. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Portfolio may have limited recourse in the event of a default. The market prices of debt obligations of governments and their agencies, and the Portfolio’s net asset value, may be more volatile than prices of U.S. debt obligations.
European Economic Developments and Ongoing Brexit Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Political events, including nationalist unrest in Europe, uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU (or the euro) itself, also may cause market disruptions. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which a Portfolio has exposure.
On January 31, 2020, the United Kingdom (“UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and entered a transition period during which the UK remained part of the EU single market and customs union, which concluded on December 31, 2020. The UK and EU have since entered into a trade agreement governing the new relationship with respect to trading goods and services. While the full impact of Brexit on the UK and Europe is unknown, the UK’s departure resulted in volatility in European and global markets. Potential negative long term effects could include, among others, greater market volatility and illiquidity, disruptions to securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the UK. The value of a Portfolio’s investments, particularly those investments with exposure to the European financial markets, may be negatively impacted by the foregoing developments. Any further exits from the EU, or the possibility of such exits, may have a significant impact on the UK, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a Portfolio's investments. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted.
Fund of Funds Investing. Each of the Portfolios operate primarily as a “fund of funds” by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios, of the Fund (each, an “Underlying Portfolio”), in addition to exchange-traded funds (“ETFs”), to gain exposure to the various components of its principal investment strategy. The ETFs are not portfolios of the Fund. The portfolios of the Fund that may serve as Underlying Portfolios include the following:
Equity Portfolios	International Portfolios
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio
Large Company Value Portfolio	Fixed Income Portfolios
Domestic Equity Portfolio	Government Money Market Portfolio
Equity Income Portfolio	Short-Term Bond Portfolio
Mid Cap Growth Stock Portfolio	Select Bond Portfolio
Index 400 Stock Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Value Portfolio	Inflation Managed Portfolio
Small Cap Growth Stock Portfolio	High Yield Bond Portfolio
Index 600 Stock Portfolio	Multi-Sector Bond Portfolio
Small Cap Value Portfolio
The Adviser allocates the assets of the Portfolios among the Underlying Portfolios and ETFs based on the Adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios and ETFs. With respect to the equity and international Underlying Portfolios, the Adviser considers their investment focus on small, mid or large market capitalizations, domestic or foreign investments, whether the Underlying Portfolio is diversified or non-diversified and whether it employs a “growth” or “value” style of investing, among other characteristics. Under normal conditions, the equity portion of the strategy will be allocated to one or more actively managed equity and international Underlying Portfolios (or ETFs) and not to the Fund’s index portfolios: the Index 500 Stock, Index 400 Stock, and Index 600 Stock Portfolios. With respect to fixed income Underlying Portfolios, the Adviser considers their focus on investment grade or non-investment grade debt securities, domestic or foreign investments, whether the issuer is a government or government agency, the duration and maturity of the Underlying Portfolio or ETF, and other characteristics. The Adviser regularly reviews and adjusts the allocation among the
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Underlying Portfolios and ETFs to favor investments that the Adviser believes provide the most favorable position for achieving the Portfolio’s investment objective.
In connection with the allocation process, the Adviser may from time to time invest more than 25% of a Portfolio in one Underlying Portfolio or one ETF.
Through its investments in the equity and international Underlying Portfolios and ETFs, the Portfolios may be exposed to a wide range of equity securities and other instruments, including small, mid and large cap U.S. and non-U.S. stocks. Equity securities could include common and preferred stocks, securities convertible into stocks and depositary receipts for those securities. Through its investments in the fixed income Underlying Portfolios and ETFs, each Portfolio may be exposed to a wide range of fixed income securities with varying durations and maturities, including investment grade and non-investment grade debt securities, debt of corporate and government issuers, inflation-indexed debt securities, and other fixed income instruments. An Underlying Portfolio or ETF may invest a large percentage of its assets in a single issuer, security, market or sector (or limited group thereof) or in the case of an international Underlying Portfolio or international ETF, may invest in emerging markets, a small number of countries or a particular geographic region. An Underlying Portfolio or ETF may also use certain derivative instruments including futures, forwards, options and swaps to meet their investment objective and for cash management purposes. For a discussion of equity securities, foreign securities (including emerging markets) and derivatives, see the corresponding headings above in this section of the Prospectus.
Risks of Fund of Funds Investing. To the extent that the Portfolios invest in an Underlying Portfolio or ETF, the Portfolio indirectly bears all the risks associated with the investment strategies used by that Underlying Portfolio or ETF in direct proportion to the amount of assets the Portfolio allocates to that Underlying Portfolio or ETF, and bears a pro rata share of the Underlying Portfolio’s or ETF’s expenses in addition to its own expenses. A description of the principal investment strategies, the principal risks associated with those strategies, and expense information for each Underlying Portfolio is set forth in the “PORTFOLIO SUMMARIES” section at the beginning of this Prospectus. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio or single ETF, it will be particularly sensitive to the risks associated with that Underlying Portfolio or ETF, and changes in the value of that Underlying Portfolio or ETF may have a significant effect on the Portfolio’s net asset value. The performance of each such Portfolio is significantly impacted by the investment performance of the Underlying Portfolios and ETFs it holds. The ability of the Portfolio to meet its investment objective with respect to its fund of funds strategy is related to the ability of the Underlying Portfolios and ETFs to meet their respective investment objectives as well as the Adviser’s allocation decisions with respect to the Underlying Portfolios and ETFs. The Underlying Portfolios and ETFs will pursue their investment objectives and strategies without the approval of the Portfolios. If an Underlying Portfolio or ETF were to change its investment objective or strategies, a Portfolio may be forced to withdraw its investment from the Underlying Portfolio or ETF at a disadvantageous time. Because the Portfolios and the Underlying Portfolios are affiliated funds, the Portfolios are subject to risks associated with such affiliation. The Adviser will have the authority to select and allocate investments of the Portfolios among the Underlying Portfolios. The Adviser may be subject to potential conflicts of interest in selecting Underlying Portfolios because the fees paid to it by some Underlying Portfolios are higher than the fees paid by other Underlying Portfolios. Moreover, a situation could occur where proper action for a Portfolio could be adverse to the interest of the Underlying Portfolios or vice versa.
High Yield Bonds. The Portfolios may invest in high yield bonds. The Fund considers a debt security to be “high yield,” or non-investment grade (sometimes referred to as “junk bonds”), if the debt security is rated below investment grade by at least two of the three credit ratings agencies used by the Fund (BB+ or lower by S&P; Ba1 or lower by Moody’s; BB+ or lower by Fitch), or if unrated, determined by the Portfolio’s Adviser or Sub-Adviser to be of comparable quality. See “Fixed Income Securities – Credit Risk”, above, for more information on the Fund’s use of credit ratings agencies.
Risks of Investing in High Yield Bonds. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.
Illiquid Investments. Each Portfolio may invest up to 15% of net assets in illiquid investments, which may include restricted securities, private placements by public and privately held entities and Rule 144A securities. An illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under
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procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% (or 5%, as applicable) limit.
Risks of Investing in Illiquid Securities. Investments in illiquid securities involve liquidity risk to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. This risk may be magnified during periods of economic turmoil or in an extended economic downturn. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.
The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities. In addition, during periods of extreme volatility or in an extended economic downturn, it may not be possible to liquidate positions at advantageous times or prices, which could have the effect of decreasing the overall level of a Portfolio’s liquidity. To the extent that a Portfolio’s principal investment strategies involve foreign securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have a higher exposure to liquidity risk.
Investment Styles. Actively managed Portfolios may utilize a particular style of investing, such as “growth” or “value,” or a combination of both.
Investment Style Risk. Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.
Leverage. Certain transactions in which the Portfolios engage may give rise to a form of leverage including, among others, swap agreements, futures contracts, and other derivative instruments (See, “Derivatives”, above), and the use of when issued, delayed delivery or forward commitment transactions (See, “When Issued, Delayed Delivery and Forward Commitment Transactions”, below). To seek to mitigate leveraging risk, a Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or otherwise cover its positions in a permissible manner.
Leverage Risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.
Loans and Other Direct Debt Instruments. The Portfolios may invest in fixed- and floating-rate loans, including senior loans, and other direct debt instruments. In particular, the Multi-Sector Bond Portfolio invests in loans, including senior loans, as a principal investment strategy. Such investments generally will be in the form of loan participations and assignments of portions of such loans. Loan participations typically represent a direct investment, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Portfolios may participate in such syndications, or may buy part of the loan, becoming a part lender. The Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Senior loans are syndicated commercial loans with floating interest rates, typically providing for a fixed spread above the three-month London Interbank Offered Rate. Such loans generally provide for the lenders to have a claim on underlying company assets which is senior to unsecured debt holders and preferred and common shareholders.
Loan Risk. To the extent the Fund invests in loans, it is exposed to risks associated with more traditional debt securities as well as additional risks. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the corporate borrower and whether a loan is secured by collateral. Although some loans are secured by collateral, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. When an interest in a direct debt instrument is acquired through purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may also assume the credit risk associated with the interposed bank or other financial intermediary. The loan participations in which a Portfolio invests may not be rated by any nationally recognized rating service. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In the event of a bankruptcy of a corporate borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.
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All direct debt instruments involve a risk of loss in cases of default or insolvency of the borrower. Loans may decline in market value if their interest rates do not rise as much or as fast as interest rates in general. An economic downturn or individual corporate developments could adversely affect the market for loans and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and the loan may lose significant market value before a default occurs. There is no organized exchange or board of trade on which loans are traded and the market for loans has limited transparency. As such, the secondary market for loans may be comparatively limited relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. Loans may also be subject to extension risk (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates). In addition, loan investments may not be considered securities and may not have the protections afforded by the federal securities laws.
Senior Loan Risk. To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios will be subject to the general risks associated with loans, and may be subject to enhanced levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and such loans are rated below investment grade. Senior loans may be more volatile than other types of loans and direct debt instruments. The market for senior loans is generally considered illiquid. As a result of the foregoing risks and related factors, a Portfolio may be unable to realize full value for the senior loans and/or may not receive the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Portfolio. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other senior loans or similar instruments that pay lower interest rates. Senior loans that are considered to be “covenant-lite” offer less protection to the loan holder and may have increased credit risk and call risk. Covenant-lite senior loans may also be subject to heightened liquidity risk. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.
Mortgage Related and Other Asset-Backed Securities. Each Portfolio may invest in mortgage- and asset-backed securities. An asset-backed security is a fixed income security that derives its credit worthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, credit card receivables and home equity loans), collateralized mortgage obligations and collateralized debt obligations. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, to-be-announced (“TBA”) mortgage-backed securities, specified pools of forward settling mortgage-backed securities, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
Risks of Mortgage- and Asset-Backed Securities. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage related security generally will decline; however, when interest rates are declining, the value of mortgage related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Mortgage- and asset-backed securities are subject to prepayment risk. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this prepayment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price. In addition, in some places, local governments may seek to use their eminent
Northwestern Mutual Series Fund, Inc. Prospectus 34

domain powers to buy underwater home loans held by mortgage-backed securities. The price of the loans purchased in such cases may be made at a discount to the loan’s true value.
Mortgage- and asset-backed securities are also subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor issued by the U.S. government) or by non-governmental issuers. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of defaults on the mortgages backing the securities. Although there is generally a liquid market for these investments, those securities issued by private organizations may not be readily marketable. Mortgage-backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages. Asset-backed securities may be subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Municipal Securities. One type of debt security in which the Portfolios may invest are municipal securities. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, including hybrids and synthetic securities. Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.
Risks of Investing in Municipal Securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal markets relating to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the overall financial condition of an individual municipal issuer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). The Act authorizes state and local governments who issue Build America Bonds to elect to either (i) receive a direct payment from the federal government equal to 35% of the interest costs; or (ii) provide federal tax credits to investors in the bonds equal to 35% of the coupon interest received. The federal interest subsidy or tax credit benefit continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.
Build America Bonds are subject to the same types of risks as other municipal bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.
Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit, beginning on March 1, 2013. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds have been reduced. The U.S. Congress has continued to extend the period for sequestration, and it was most recently extended through 2029 by the Bipartisan Budget Act of 2019. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. Reductions to the subsidy may increase the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.
Real Estate Investment Trusts (REITs). The Portfolios may invest in real estate investment trusts, or REITs. REITs are pooled investment vehicles that typically invest directly in real estate, mortgages and loans collateralized by real estate, or in a combination of the two. “Equity” REITs invest primarily in real estate that produces income from rentals. “Mortgage” REITs invest primarily in mortgages and derive their income from interest payments. REITs usually specialize in a particular type
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of property and may concentrate their investments in particular geographical areas. Investments in REITs may provide the Portfolio with an efficient, low-cost means of diversifying among various types of property in different regions.
Risks of Investing in REITs. Investments in REITs are subject to the types of risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; property taxes and operating losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs are dependent upon the quality of their management, may have limited financial resources and heavy cash flow dependency, may not be diversified geographically or by property type, and may be subject to self-liquidation. Because REITs are pooled investment vehicles that have their own expenses, the Portfolio will indirectly bear its proportionate share of those expenses. REITs are subject to the risk of failing to maintain their exemptions from registration as investment companies under the Investment Company Act of 1940, as amended,, and the possibility of failing to satisfy specific requirements under the Internal Revenue Code of 1986, as amended (the “Code”) that allow REITs to pass through income to shareholders without paying tax at the entity level.
Repurchase Agreements. The Portfolios may enter into repurchase agreements as a non-principal investment strategy. When a Portfolio enters into a repurchase agreement, the Portfolio purchases a security from a bank or broker-dealer who agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. The other party to a repurchase agreement may be located inside or outside of the U.S.
Repurchase Agreements Risk. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If the other party to a repurchase agreement is located outside of the U.S., these risks may be heightened. Repurchase agreements maturing in more than seven days are considered illiquid securities.
Sector Focus. At times, a Portfolio may have a relatively high percentage of its assets invested in securities of companies conducting business in a broadly-related group of industries within an economic sector. Dependent on a number of factors, including the implementation of an investment strategy by a Portfolio, changing market and economic conditions, and adjustments or modifications to a Portfolio’s benchmark index, other Portfolios may have an elevated level of investment in a particular sector at any point in time.
Sector Focus Risk. To the extent the Portfolio invests a relatively high percentage of its assets in a particular sector, it will have greater exposure to the risks associated with that sector, including the risk that the securities of companies within the sector will underperform due to adverse economic conditions, regulatory or legislative changes, or increased competition affecting the sector. To the extent the Portfolio is underweight in other sectors, the Portfolio risks missing out on advances in those sectors.
Securities of Other Investment Companies. The Portfolios may acquire securities of other investment companies, including exchange-traded funds and business development companies. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These indirect expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations. The expenses associated with business development companies in particular may be significant. Fees and expenses incurred indirectly by a Portfolio as a result of its investing in investment companies, business development companies and other pooled investment vehicles are reflected in a Portfolio’s fee and expense table in “Other Expenses,” if the indirect expenses incurred by the Portfolio do not exceed 0.01% (one basis point) of the Portfolio’s average net assets or in a separate line item called “Acquired Fund Fees and Expenses,” if such amount exceeds 0.01% of the Portfolio’s average net assets.
Each Portfolio may invest in exchange traded funds (ETFs). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolios may purchase ultra-short bond ETFs in order to enhance short duration returns. The Portfolios may rely on Rule 12d1-4 under the Investment Company Act of 1940, as amended that permits funds meeting various conditions to invest in ETFs in amounts exceeding limits set forth in Section 12(d) of the Investment Company Act of 1940, as amended, that would otherwise be applicable.
Each Portfolio may invest in business development companies (BDCs). BDCs are a type of registered investment company that typically invests in and lends to small and medium-sized private companies that may not have access to public equity markets for raising capital. Some BDCs may also be invested in a relatively small number of holdings or concentrate in a particular industry or sector.
Risks of Investing in Securities of Other Investment Companies. As with other investments, investments in other investment companies are subject to market and selection risks. Registered investment companies and unregistered investment companies generally entail the same risks as the underlying securities held by them. A Portfolio investing in another investment company may be affected by the losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds.
Northwestern Mutual Series Fund, Inc. Prospectus 36

Risks of Investing in ETFs. The main risk of investing in an index based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded, which may result in their trading at a discount or premium to their net asset values. A Portfolio will overpay for the ETF’s assets if it is trading at a premium and will get less than the value of the ETF’s assets are selling if it is trading at a discount. Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. An active market for an ETF may not be developed or maintained. Furthermore, trading of an ETF’s shares may be halted by the exchange on which the ETF is listed, in which case a Portfolio would be unable to sell its shares of the ETF unless and until trading is resumed. Investments in ultra-short bond ETFs may pose greater risk than investment in cash equivalents such as money market mutual funds, including risks associated with credit quality, duration and interest rate sensitivity of the bond instruments held within such ETFs. Ultra-short bond ETFs may be volatile and involve greater credit and interest rate risk than money market funds and other cash equivalents. The price of an ultra-short bond ETF may fluctuate, while the goal of a money market mutual fund is to maintain its NAV at a stable $1 per share. Ultra-short bond ETFs may lose money despite a stated investment objective of returning capital. The risk profile of ultra-short bond ETFs is affected by the strategy of such ETFs to seek to produce higher yields as well as environmental risks that affect bond holdings generally, including interest rate movements.
Risks of Investing in BDCs. Like investments in other types of investment companies, a Portfolio that invests in BDCs would bear its pro rata portion of the BDC’s expenses; the expenses associated with some BDCs may be significant. A BDC is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Investments in such small companies may also be less liquid than publicly traded companies. To the extent BDCs have a relatively small number of holdings or concentrate in a particular industry or sector, the BDC is particularly subject to the risks associated with those holdings, industries and sectors, which may also increase the BDC’s volatility and risk. Shares of a BDC may not be redeemable at the option of shareholders and therefore may trade at a discount or premium to its net asset value, which means the Portfolio will overpay for an BDC’s assets if it is trading at a premium and will get less than the value of the BDC’s assets when selling if it is trading at a discount. An active market for a BDC may not be developed or maintained.
Short Sales. Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Portfolio may also enter into a short derivative position through a futures contract or swap agreement.
Risks of Short Sales. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities or derivative sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale may segregate or “earmark” assets determined to be liquid by the Adviser or otherwise cover its position in a permissible manner.
U.S. Government Securities. The Portfolios may invest in U.S. government securities as a principal investment strategy. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bonds, bills, notes, and other obligations, and those issued or guaranteed by various U.S. government agencies and instrumentalities, including government sponsored enterprises. U.S. Treasury obligations are guaranteed as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Obligations issued or guaranteed by U.S. government agencies or instrumentalities may not be guaranteed by the U.S. Treasury or otherwise backed by the full faith and credit of the U.S. government. For example, the Government National Mortgage Association (“GNMA”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government. U.S. government agency obligations also
37 Northwestern Mutual Series Fund, Inc. Prospectus

include, but are not limited to, those of the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Federal Farm Credit Banks.
U.S. Government Securities Risk. As indicated above, not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. No assurance can be given that the U.S. government would provide financial support to any U.S. government agency or instrumentality if it is not obligated to do so by law.
Special Considerations. On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (FHFA) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants as a means to provide access for FNMA and FHLMC to significant financial support. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In October 2019, the FHFA issued a Strategic Plan which outlines an end-state vision for FNMA and FHLMC to return to operating as fully-private companies within a competitive, liquid, efficient, and resilient housing finance system. The Strategic Plan articulates the commitment of FHFA that it will ensure that FNMA and FHLMC have the capital reserves, risk management capabilities, corporate governance, and regulatory oversight that are appropriate for their size, risk, and systematic importance outside of conservatorship. The FHFA advises that the attainment of the goal of ending the conservatorships is subject to achieving significant changes on multiple fronts, including changes to the housing finance market, changes in the scope of regulatory and supervisory authority accorded FHFA in a post-conservatorship environment, and changes in the operation of both FNMA and FHLMC, including particularly changes in business models which will facilitate the maintenance of capital levels that will prudently support business risk levels. While the FHFA has articulated the end-state vision which would permit FNMA and FHLMC to exit conservatorship, achievement of this goal, the projected timeline within which such goal can be accomplished, and the ultimate terms under which such conservatorships may end, is uncertain.
Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). The Fixed Income Portfolios, and in particular, the Government Money Market Portfolio, may invest in variable and floating rate securities as part of their principal investment strategies.
Risks of Variable and Floating Rate Securities. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines in interest rates as well. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. In addition, the absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.
When Issued, Delayed Delivery and Forward Commitment Transactions. Each Portfolio may purchase securities which it is eligible to purchase on a when issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).
Risks of When Issued, Delayed Delivery and Forward Commitment Transactions. When issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.
Non-Principal Investment Strategies and Risks
Delayed Funding Loans and Revolving Credit Facilities. The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it may segregate or “earmark” assets determined to be liquid by the Adviser in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
Master Limited Partnerships. The Portfolios may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships whose limited partnership interests (units) are traded on a public exchange. As a result, MLP units are generally more liquid than units of private limited partnerships. MLPs have two types of partners – one or more general
Northwestern Mutual Series Fund, Inc. Prospectus 38

partners that conduct the day-to-day management of the MLP, and one or more limited partners that contribute capital but are not involved in the day-to-day management. When a Portfolio invests in a MLP, it becomes a limited partner. Limited partners have limited control over the MLP and may have limited voting rights on matters affecting the MLP. MLPs typically pay higher distributions than other types of companies. The amount of cash a MLP can distribute to its partners will depend on the amount of cash it generates from its operations and its operating costs, working capital needs and other like factors, all of which are affected by market movements and factors affecting its business lines. The benefit of investing in MLPs depends largely on the MLP being treated as a partnership for federal income tax purposes, which are not subject to income tax at the entity level. To qualify as a partnership for federal income tax purposes, a MLP must receive at least 90% of its income from qualifying sources as set forth in the Code, which include, among others, interest, dividends, real property rents, certain capital gains, and the exploration, development, mining, production, processing, refining, transportation, and marketing of oil, gas, minerals and other natural resources. If, as a result of a change in current law or change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. In such cases, the amount of cash available for distribution would be reduced and the distributions received by the Portfolio might be taxed entirely as dividend income.
Temporary Defensive Investments and Cash Reserves. A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high quality U.S. and foreign dollar denominated money market securities, including repurchase agreements, may be held by any Portfolio. In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments may be inconsistent with a Portfolio’s principal investment strategies and generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities, to meet anticipated redemptions of Portfolio shares or in support of a Portfolio’s position in certain derivative instruments. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio holds cash reserves or invests defensively in these securities, it might not achieve its investment objective.
Other Investments and Techniques. The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this
Prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Portfolios.
Other Risks
Cyber Security. The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern Mutual, the Fund, the Adviser, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures. Additionally, the success of a Portfolio will depend in part upon the skill and expertise of certain personnel of the Portfolio’s Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with a Portfolio.
Regulation Risk. Laws and regulations affecting the Fund, the Adviser and the Sub-Advisers change from time to time. The Fund cannot predict the effects, if any, of future legal and regulatory changes on the Fund.

39 Northwestern Mutual Series Fund, Inc. Prospectus

THE INVESTMENT ADVISER
The Investment Adviser
The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly owned subsidiary of Northwestern Mutual. Mason Street Advisors’ address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors provides advisory and related services to Northwestern Mutual Series Fund, Inc. (the “Fund”). As of December 31, 2024, Mason Street Advisors had approximately $[ ] billion in assets under management.
As investment adviser, Mason Street Advisors manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser. For those Portfolios that employ a sub-adviser, Mason Street Advisors oversees and evaluates the activities of the sub-advisers, including investment performance, investment operations and processes. See also “Manager of Managers Structure”, below. Pursuant to its advisory agreement with the Fund, Mason Street Advisors also provides or procures the management of the Fund’s administrative affairs, including mutual fund accounting services, legal services, investment operations services and corporate and regulatory reporting, oversees the Fund’s service providers and provides overall risk management for the Fund, including investment, operational and financial risk.
Portfolio Managers
A brief biography of each portfolio manager who has responsibility for the day-to-day management of one or more Portfolios is set forth below. Please see the Statement of Additional Information for additional information about the portfolio managers’ investments in the Portfolio(s) that they manage, a description of portfolio manager compensation and information regarding other accounts that the portfolio managers manage.
Passive/Active Conservative, Passive/Active Aggressive, and Passive/Active All Equity Portfolios
The Passive/Active Conservative, Passive/Active Aggressive, and Passive/Active All Equity Portfolios are each managed by the following co-managers, who are responsible for making the allocation decisions across asset categories and among the Underlying Portfolios:
James Fleming, CFA, a Vice President of Mason Street Advisors, co-manages the Portfolios. Mr. Fleming joined Mason Street Advisors in 2008. He also oversees Mason Street Advisors’ derivatives risk management and credit analysis activities. Prior to joining Mason Street Advisors, he was a Vice President and Director of Research for Cleary Gull, a Milwaukee-based Investment Consultant.
Rodney Schmucker, CFA, a Vice President of Mason Street Advisors, co-manages the Portfolios. He joined Mason Street Advisors in 2008. He is also responsible for oversight, evaluation and operational implementation of sub-advisers for the Northwestern Mutual Series Fund, and the research, monitoring and reporting on ETFs and mutual funds. Prior to joining Mason Street Advisors, he was a Business Development Manager for Thomson Transaction Services, a subsidiary of Thomson Reuters based in Brookfield, WI.
Brent G. Schutte, CFA, Chief Investment Officer of Mason Street Advisors, co-manages the Portfolios. Mr. Schutte joined Mason Street Advisors in December 2021. Mr. Schutte is also Chief Investment Officer of Northwestern Mutual Wealth Management Company (“NMWMC”), an affiliate of Mason Street Advisors, joining NMWMC in 2015.
Garrett D. Aird, CFA, a Vice President of Mason Street Advisors, co-manages the Portfolios. Mr. Aird joined Mason Street Advisors in December 2021. Mr. Aird is also Vice President – Investment Management & Research of NMWMC. Mr. Aird joined NMWMC in 2007 and serves as Chair of the NMWMC Investment Committee.
Advisory Fees
Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on a percentage of the aggregate average daily net asset values of the Portfolios, as set forth below. In addition to approving all advisory agreements, the Fund’s Board of Directors considers the renewal of each advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory agreement will appear in the Fund’s semi-annual shareholder report dated June 30.
Advisory Fees:
The following table shows the advisory fees for each of the Portfolios as a percentage of the average net assets:
Portfolio	Investment Advisory Fee
Passive/Active Conservative Portfolio	[ ]%
Passive/Active Aggressive Portfolio	[ ]%
Passive/Active All Equity Portfolio	[ ]%
Expense Limitation and Advisory Fee Waiver Agreements:
Expense Limitation Agreements
Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, fees for class action, other passive securities litigation and anti-trust claim filing services and such non-recurring and extra ordinary
Northwestern Mutual Series Fund, Inc. Prospectus 40

expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):
Portfolio	Expense Cap	Expiration

Active/Passive Conservative Portfolio	[ ]%	[______, 2026]
Active/Passive Aggressive Portfolio	[ ]%	[______, 2026]
Active/Passive All Equity Portfolio	[ ]%	[______, 2026]
Advisory Fee Waiver Agreements
Active/Passive Conservative Portfolio. With respect to the Active/Passive Conservative Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is [ ]% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after April 30, 2026.
Active/Passive Aggressive Portfolio. With respect to the Active/Passive Aggressive Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is [ ]% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2026.
Active/Passive All Equity Portfolio. With respect to the Active/Passive All Equity Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is [ ]% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after April 30, 2026.
In periods of market volatility, a Portfolio’s average net assets may decline significantly, causing operating expenses to increase relative to a Portfolio’s average net assets. There are currently no arrangements in place pursuant to which the Portfolios would be required to reimburse Mason Street Advisors for any fee amounts waived or expenses reimbursed to the Portfolios pursuant to the Expense Limitation and Advisory Fee Waiver Agreements described above.
Manager of Managers Structure
The Fund and Mason Street Advisors have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, Mason Street Advisors, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Mason Street Advisors has the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board.
Shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio, nor does it alter the right of shareholders of a Portfolio to approve any change in the management fee structure that increases the management fee paid by the Portfolio to Mason Street Advisors.
Legal Proceedings
There are currently no material pending legal proceedings, other than ordinary routine litigation incidental to the business, to which the Fund, the Fund’s Portfolios, or Mason Street Advisers is a party.
41 Northwestern Mutual Series Fund, Inc. Prospectus

ABOUT YOUR INVESTMENT
How Shares Are Priced
Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange (typically 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. To the extent a Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the value of these investments may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.
For purposes of valuing securities held by a Portfolio, Section 2(a)(41) of the Investment Company Act of 1940, as amended, and Rule 2a-4 thereunder provide that securities for which market quotations are readily available are to be valued at market value and all other securities and assets are to be valued at fair value as determined in good faith by the Fund’s Board of Directors. Rule 2a-5 under the Investment Company Act of 1940, as amended, provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Securities and other Portfolio assets with readily available market quotations are priced at such market quotations, and all other securities and assets are fair valued in accordance with the requirements of Rule 2a-5.
Securities for which Market Quotations are Readily Available
Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by a third-party pricing service. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price.
Futures contracts are valued at the closing settlement price on the exchange. Options contracts are valued at the last quoted sales price or, if there is no such reported sale, long positions are valued at the most recent quoted bid price, and short positions at the most recent quoted ask price.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the
Investment Company Act of 1940, as amended, (other than ETFs), the Portfolio’s NAV is calculated based on the NAVs of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. ETFs are valued at the last sale price as reported by a third-party pricing service on the primary exchange on which they are traded.
Fair Value Pricing
All Portfolio securities and other assets for which market quotations are not readily available, as defined by Rule 2a-5, are valued at their fair value as determined in good faith. The Board of Directors has designated the Adviser as the Board’s valuation designee under Rule 2a-5. As such, the Adviser will execute the fair valuation process on the Board’s behalf, subject to oversight by the Board.
Debt securities are generally valued using evaluated prices based on accepted industry conventions obtained from third-party pricing services. The pricing service may value a debt security by employing methods that utilize a market model that takes into consideration actual market transactions, broker-dealer supplied valuations, and/or other methodologies designed to identify the market value for such securities. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the valuation designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.
Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or, if a pricing service is unable to supply a price for a particular swap, pursuant to fair value pricing procedures.
The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments. Fair value procedures may be widely used to value foreign securities.
Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Certain securities listed or traded on foreign securities exchanges are fair valued using a pricing model furnished by a third-party pricing service. The pricing service’s daily pricing model provides a security specific factor that is applied to the closing price of a security on the foreign market or exchange.
A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.
Northwestern Mutual Series Fund, Inc. Prospectus 42

Taxes And Dividends
Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.
Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to satisfy the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder, which generally prohibit a Portfolio from investing more than 55% of the value of its assets in any one investment, more than 70% of the value of its assets in any two investments, more than 80% of the value of its assets in any three investments, and more than 90% of the value of its assets in any four investments. For this purpose, all securities issued by the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal income taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.
Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare.
Dividends from net investment income and net capital gains will be declared for the Government Money Market Portfolio on each business day and annually for each of the other Portfolios. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the NAV of such shares on the payment date unless the separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio’s dividends may constitute a return of capital.
Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:
all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);
net short-term capital gain; less
all expenses of the Portfolio.
The Statement of Additional Information contains further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR ANNUITY CONTRACT OR LIFE INSURANCE POLICY. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE CONTRACT OR POLICY.

INVESTING IN THE PORTFOLIOS
Buying and Selling Shares
All of the outstanding shares of the Portfolios are owned either directly or indirectly by Northwestern Mutual. Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts that fund Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.
The Fund typically expects to pay out redemption proceeds requested by Northwestern Mutual within two days following receipt of a redemption request from Northwestern Mutual. Redemption requests are generally paid to Northwestern Mutual in cash, and transmitted by wire transfer. The Fund typically expects to meet redemption requests through reliance on its holdings in cash or cash equivalents, and will employ this method of meeting redemption requests on a regular basis. The Fund reserves the right in its sole discretion to determine whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value selected by the Fund in its sole discretion as permitted under the Investment Company Act of 1940, as amended, and the rules thereunder, and the redeeming shareholder will be responsible for disposing of securities and bearing any associated costs.
Pursuant to Rule 22e-3 adopted by the Securities and Exchange Commission, the Government Money Market Portfolio may suspend redemptions and postpone payment of redemption proceeds for longer than the seven-day limit set forth in Section
43 Northwestern Mutual Series Fund, Inc. Prospectus

22(e) of the Investment Company Act of 1940, as amended, pending a liquidation of the Portfolio which has been approved by the Fund’s Board in accordance with the conditions of the Rule.
Short Term and Excessive Trading
Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.
By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.
In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”
Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Portfolio of the Fund. Multiple transfers with the same effective date made by the same investor will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”), in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in future allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Government Money Market Portfolio until the next contract or policy anniversary date. Additionally, in accordance with these procedures, Northwestern Mutual may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to investors (e.g., in situations involving a substitution of a Portfolio as an investment option within Annuity Contracts and Life Insurance Policies).
Northwestern Mutual’s Life Insurance Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by the entity’s employee benefit or similar plan. These policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per contract or policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator
Northwestern Mutual Series Fund, Inc. Prospectus 44

that meets requirements established by Northwestern Mutual. Northwestern Mutual reserves the right to monitor or limit transactions involving portfolio rebalancing programs where it believes such transactions may be potentially harmful to a Portfolio.
If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.
These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.
The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.
Mixed Funding
The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts that fund Annuity Contracts and Life Insurance Policies. When a Portfolio sells any of its shares to both variable annuity and variable life insurance separate accounts, it is said to engage in mixed funding. The Portfolios currently engage in mixed funding. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a material conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. A list of the ten largest holdings for each Portfolio (other than the Government Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.northwesternmutual.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio. The information may be viewed by following one of the paths below and selecting the specific Portfolio you wish to view:
•
Life Insurance – https://www.northwesternmutual.com/life-insurance/variable-universal-life-insurance-vul/underlying-fund-information/prospectuses-performance-and-reports#/ or
•
Annuities – https://www.northwesternmutual.com/fixed-annuity-vs-variable-annuity/underlying-fund-information/

FINANCIAL HIGHLIGHTS
The Portfolios are new and have no performance history as of the date of this Prospectus. Financial information for the Portfolios therefore is not available.
45 Northwestern Mutual Series Fund, Inc. Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this Prospectus, which is available free of charge.
More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at (866) 910-1232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmseriesfund.com. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov.
Investment Company Act File No. 811-3990

Preliminary Statement of Additional Information
Subject to Completion, February 13, 2025
The information contained in this statement of additional information is not complete and may be changed. These securities may not be sold nor may offers to buy be accepted until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell nor does it seek an offer to buy the securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION
Dated __________, 2025
NORTHWESTERN MUTUAL SERIES FUND, INC.
Consisting of
ALLOCATION PORTFOLIOS
ACTIVE/PASSIVE CONSERVATIVE PORTFOLIO
ACTIVE/PASSIVE AGGRESSIVE PORTFOLIO
ACTIVE/PASSIVE ALL EQUITY PORTFOLIO

This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated _____________, 2025. A free copy of the Prospectus, or when available, Annual or Semi-Annual Report to Shareholders, may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (866) 910-1232. This SAI relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).

INVESTMENT POLICIES
The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Portfolio’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.
Investment Restrictions
With the exception of a Fund’s limitation on borrowing, investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no action letters relieving it from limitations in its investment restrictions.
Fundamental Policies. The following investments are designated as fundamental policies.
1.
Industry Concentration. Each Portfolio will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with the Standard Industrial Classification codes used by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.)
2.
Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent a Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolios’ policies regarding the lending of portfolio securities are described elsewhere in this SAI. The Portfolios may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)
3.
Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. (Note: This restriction does not prevent a Portfolio from engaging in transactions involving the acquisition, disposition or resale of securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent a Portfolio from selling its own shares.)
4.
Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent a Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)
5.
Commodities. A Portfolio may not purchase or sell commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.
6.
Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder. (Note: This restriction shall not be deemed to prohibit a Portfolio from engaging in derivatives transactions in accordance with the Series Fund Rule 18f-4 derivatives risk management program, as discussed in the “Rule 18f-4 Program Concerning Derivatives Usage” section of this SAI, below).
7.
Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: A Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)
8.
Diversification. All of the Portfolios are classified as diversified investment companies as defined under the 1940 Act.
For purposes of applying Fundamental Investment Restriction number 1, the Fund considers a Portfolio’s investments to be “concentrated” in a particular industry if more than 25% of the Portfolio’s total assets are invested in that industry as classified by Bloomberg L.P. and/or as otherwise provided in the parenthetical note to the restriction. The Fund will also apply its concentration limitation in a manner that capture’s a Portfolio’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities).
With respect to Fundamental Restriction numbers 6 and 7, section 18(f) of the 1940 Act provides that it shall be unlawful for any registered open-end fund to issue any class of senior security or to sell any senior security, except that the fund may borrow from a bank if the fund maintains at least 300% asset coverage over all such bank borrowings. Notwithstanding the requirements of section 18(f), pursuant to SEC Rule 18f-4 the Fund may enter into reverse repurchase agreements or similar financing transactions if: (i) the Fund complies with the asset coverage requirements of section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) the Fund treats all reverse repurchase agreements or similar financing transactions as derivatives transactions. Pursuant to its Rule 18f-4 derivatives risk management program, the Fund has elected to treat all reverse repurchase agreements or similar financing transactions as derivative transactions.
Operating Policies
The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.
1.
Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. (Note: For purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.)
2.
Investment Companies. A Portfolio may not purchase the securities of any other investment company, except in compliance with the 1940 Act and applicable regulations promulgated thereunder.
3.
Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

4.
Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.
5.
Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets. (Note: This restriction relates only to borrowing money. Restrictions relating to certain derivatives strategies that may be deemed leverage are governed by Fundamental Investment Restriction number 6 above, relating to Senior Securities.)
6.
Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).
MORE ABOUT THE PORTFOLIOS’ OBJECTIVES AND STRATEGIES
Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes
Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. Each of the Portfolios may invest in variable rate securities.
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades, if consistent with their respective investment objectives and strategies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically. While, because of the interest rate reset feature, floaters provide a Portfolio with a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Portfolios may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).
Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:
•
Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.
•
Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.
Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed rate bonds to market at the time the floaters and inverse floaters were issued.
Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.
Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.
The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed rate bonds.
Variable rate demand notes (“VRDNs”) are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.
Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.
Auction Rate Securities
Each Portfolio may invest in auction rate securities in accordance with its investment objectives and strategies and in accordance with the 1940 Act. An auction rate security is one in which the interest rate or dividend rate, depending on the type of security being auctioned, is initially determined, and subsequently reset, through a Dutch Auction process.
Typically, in a Dutch Auction, a broker-dealer submits bids on behalf of current and prospective investors to the auction agent. Each bid represents the number of shares or par that an investor is looking to purchase, along with the lowest interest rate or dividend rate they are willing to accept in return. The lowest bid rate at which all the shares can be sold at par establishes the auction rate, otherwise known as the “clearing rate”. This rate is paid on the entire issue for the upcoming period. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. This type of auction market, generally, allows issuers access to low-cost financing while providing buyers of auction rate securities with the potential to earn higher yields on their short-term investments.
Auctions are held on a regular basis, typically weekly, monthly, quarterly, or some version thereof, and will only take place if there are enough orders to purchase all securities being sold at the auction. Depending on the type of market or security at auction, the holder of an auction rate security generally has the ability to submit any one of the following orders:
•
Hold - Hold an existing position regardless of the new clearing rate (these securities are not included in auction).
•
Hold at Rate/Roll - Bid to hold an existing position at a specified minimum rate. If the clearing rate is below the bid to hold rate, the securities are sold.
•
Sell - Sell an existing position regardless of the clearing rate set at the auction.
•
Buy - Submit a bid to buy a new position at a specified minimum clearing rate (new buyers or existing holders adding to their position at a specified interest rate).
In the event there are not enough buyers for a specific auction, the auction agent will determine that the auction has “failed.” In a failed auction the clearing rate for all securities automatically resets to the maximum rate defined in the offering documents of the issuer (primarily to compensate those who could not sell their positions because of the failed auction), until the next successful auction. Although they are not required to do so, broker-dealers may enter purchase bids on their own behalf to assist in preventing a failed auction.
There also may be an auction where all existing holders of auction rate securities submit hold orders as described above. In such a scenario, the auction agent will determine that an “All Hold” auction has taken place, and the clearing rate for all securities automatically resets to the All Hold Rate as defined in the offering documents of the issuer, until the next auction. This rate tends to be less than the current market rate an investor could receive had they invested in a similar security outside of the auction rate market.
The primary risk of investing in the auction rate securities market is liquidity risk. In the event of a failed auction, a Portfolio may not be able to sell a position when desired, and may need to continue to hold the position due to the lack of an efficient secondary market until the next successful auction or the legal maturity. A secondary risk of investing in auction rate securities, similar to investing in other types of fixed income securities, is the credit risk of the issuer. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities.
Banking Obligations
The Portfolios may invest in obligations of domestic and foreign banks. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks may also include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.
Eurodollar Certificates of Deposit. Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks and foreign banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.
Brady Bonds
The Portfolios may invest in so-called “Brady Bonds.” Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”).
Convertible Securities
Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.
The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that may be either converted into equity or have their principal written down upon the occurrence of certain “triggers.” Such triggers are generally linked to the inability of the issuing institution to maintain applicable regulatory capital thresholds or to the discretionary action on the part of the issuer’s regulator based upon the regulator’s assessment of the issuer’s ongoing financial viability. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Economic Risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. Such deferral or cancellation of the coupons will not cause an event of default. In addition, CoCos often contain both regulatory call and tax call provisions which grant the issuer the right to repurchase the securities under certain conditions, typically tied to negative financial impacts caused by a changing regulatory or tax environment.
Subordinated Instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Portfolios, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Market Value Fluctuation. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Delayed Funding Loans and Revolving Credit Facilities
The Portfolios may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Portfolios may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of other portfolio investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Portfolio’s investment restriction relating to the lending of funds or assets by the Portfolio.
Derivative Instruments
To the extent permitted by its investment objectives and policies, each Portfolio may invest in derivative instruments. Generally, a derivative instrument is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset or market index.
Overview
Uses of Derivatives. There are many different types of derivatives and many different ways to use them. Derivatives can be used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices, inflation, currency exchange rates and other hedging purposes. Derivatives may also be used for non-hedging purposes, such as to enhance returns, manage or “equitize” cash, employ leverage, earn income, reduce transaction related costs, manage liquidity, and gain exposure to particular securities markets in a way that is more efficient than investing directly in those securities and other directional investments in particular assets. Fixed-income Portfolios may also use derivatives to adjust its portfolio’s duration and yield curve exposure. The return on a derivative may increase or decrease, depending upon changes in the reference asset or index to which it relates. Certain Portfolios may invest in derivatives as part of their principal investment strategies, which are identified in the Prospectus. Other Portfolios may use derivatives to a lesser extent.
General Risks. Derivative instruments are subject to a number of risks:
Management Risk. Like other investments, the ability of a Portfolio to successfully utilize derivatives depends in part upon the ability of the Adviser or Sub-Adviser to effectively assess and forecast market values and other price movements, interest rates, currency movements, and/or other economic factors, as well as the creditworthiness of credit derivatives and counterparties to derivatives transactions. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. Incorrect assessments or forecasts by the Adviser or Sub-Adviser could lead to substantial losses on derivatives positions held by the Portfolio, and the Portfolio might have been in a better position if it had not entered into the transaction at all.
Correlation Risk. The use of derivatives strategies involves the risk of an imperfect correlation, or even no correlation, between price movements of derivative instruments and the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. Adverse price movements in an instrument can result in a loss substantially greater than a Portfolio’s initial investment. There are a number of factors that may prevent a derivative instrument or strategy from achieving desired correlation, including the impact of fees, valuation determinations, liquidity environment, large or unexpected movements in the underlying asset, rate or index, or in the market generally, fluctuations in currency exchange rates, regulatory requirements, and the Portfolios’ investment restrictions and limitations.
Liquidity Risk. Derivatives are subject to the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by an applicable exchange, either of which may make it difficult or impossible to close out a position at an advantageous time or price. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.
Counterparty Risk. The use of derivatives also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (i.e., a counterparty or clearinghouse) or the failure of a counterparty to make required payments or otherwise comply with the terms of the contract. The risk is partially mitigated if collateral or margin has been posted and is held against the position.
Credit Risk. Credit derivatives used by a Portfolio are at risk of loss to the extent that the Portfolio sells a credit default swap on a reference entity that is unable to make principal and interest payments when due or otherwise honor its obligations. The Adviser or Sub-Adviser, through its internal risk management processes, monitors credit risk and seeks to limit risk by restricting the exposure that each Portfolio has to any one credit, where feasible and appropriate.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying assets, reference rate, or index can result in a loss substantially greater than the amount implied by its notional value. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.
Interest Rate Risk. The value of some derivative instruments in which the Portfolios invest may be particularly sensitive to changes in prevailing interest rates. The Portfolio may experience loss from such instruments if interest rates move in a direction unanticipated by the Adviser or Sub-Adviser.
Operational Risk. Operational risk generally refers to the risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Operational risks related to derivatives transactions are mitigated through a variety of processes, including trade confirmation review and segregation controls, risk management plans, third-party vendor procurement processes, and disaster recovery and business continuity procedures, among others.
Legal Risk. Legal risk refers to the risks related to insufficient documentation, insufficient capacity or authority of a counterparty to enter into a derivatives transactions, or legality or enforceability of a derivatives transaction contract. Legal risks related to derivatives transactions are mitigated through a variety of processes, including the review and negotiation of derivatives-related documentation related to derivatives transactions, as well as the ongoing monitoring of regulatory releasees, guidance and other publications to ensure sufficient liquidity and compliance with applicable securities laws, among other processes.
Commodity Risk. A Portfolio’s investments in commodity-linked derivative instruments and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in inflation, interest rates, or supply and demand factors affecting a particular industry or commodity market, such as climate changes, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber-hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. The value of commodities and commodity-linked derivative instruments may also experience significant price volatility as a result of being the target of market fraud and price manipulation.
Other Risks. Participation in the markets for derivative instruments may also involve transaction costs to which a Portfolio may not be subject absent the use of these strategies. A Portfolio’s ability to use derivatives may also be limited by certain legal, regulatory and tax considerations. Derivatives are also subject to the risk of mispricing or improper valuation. Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Portfolio and its counterparty and certain derivative transactions may be terminated by the counterparty or the Portfolio, as the case may be, upon the occurrence of certain Portfolio-related or counterparty-related events, which may result in losses or gains to the Portfolio based on the market value of the derivative transactions entered into between the Portfolio and the counterparty. It may not be possible for a Portfolio to modify, terminate, or offset the Portfolio’s obligations or the Portfolio’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Portfolio. Upon the expiration or termination of a particular contract, a Portfolio may wish to retain a Portfolio’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Portfolio not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Portfolio. Furthermore, after such an expiration or termination of a particular contract, a Portfolio may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. For Portfolios that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed-income securities, changes in the value of the fixed-income securities may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.
Furthermore, the SEC has adopted new regulations related to the use of derivatives and related instruments by registered investment companies. These regulations may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Portfolio’s derivative transactions and cause such Portfolio to lose value.
More Information About Types of Derivative Instruments, Strategies, and Related Risks
The Portfolios may purchase and sell (write) both put options and call options on securities, swap agreements, securities indices, and foreign currencies, and enter into interest rate, foreign currency, index and futures contracts and purchase and sell options on such futures contracts (“futures options”) and forward contracts, including forward foreign currency exchange contracts for hedging purposes, or as part of their overall investment strategies, except that those Portfolios that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures, forwards, swaps or options. The Portfolios may invest in futures and swap agreements to seek to replicate the composition and performance of their target index. The Portfolios also may purchase and sell foreign currency options, futures, and forwards for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio also may enter into swap agreements with respect to interest rates, and indices of securities. The Portfolios may enter into swap agreements to manage and reduce the effects of inflation. In addition, the Fixed-Income Portfolios may invest in swap agreements and other derivative instruments to adjust their portfolio’s duration and yield curve exposure.
The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Portfolio would supplement the disclosure in its Prospectus or SAI, if the Portolio determined it to be appropriate.
The Portfolios might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Suitable derivative transactions may not be available in all circumstances. More information about the types of derivatives the Portfolios may use and the related risks is discussed in greater detail below.
Options on Securities and Indices.
A Portfolio may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Some put options written by a Portfolio may be primarily for the purpose of providing liquidity to the counterparty and may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Portfolio. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Adviser or Sub-Adviser desires.
A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The Portfolios may use a combination of call and put options in pursuing their strategies.
Additional Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
The writer of an American-style option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Portfolio writes a put option, the Portfolio has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Portfolio that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Portfolio and may result in the Portfolio holding the underlying investment for some period of time when it is disadvantageous to do so.
If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio is unable to close out an option that it had purchased on a security, it will have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.
To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio is unable to close out such a call option, the Portfolio will not be able to sell the underlying security unless the option expired without exercise.

Futures Contracts and Options on Futures Contracts.
A futures contract is an agreement to buy or sell a financial instrument, foreign currency or the cash value of an index at a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying asset. An option on a futures contract gives the holder of the option the right to buy (or sell) a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.
Each Portfolio (except for the Government Money Market Portfolio) may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, and security or indices. To the extent that a Portfolio may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.
A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indices, financial instruments or foreign currencies may represent new investment products that lack track records.
A Portfolio may purchase and write call and put options on futures contracts. Futures options possess many of the same characteristics as options on securities and indices (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options. When a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or futures commission merchant, if legally permitted) a specified amount of margin (“initial margin”). The margin required for a futures contract is set by the clearinghouse through which the contract is cleared and may be modified during the term of the contract. Margin requirements on foreign clearinghouses may be different than U.S. clearinghouses. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each Portfolio expects to earn interest income on its initial margin deposits. Each day a Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.”
A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. The transaction costs must also be included in these calculations.

Additional Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a Portfolio enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Portfolio’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Forward Contracts.
A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective.
Swap Agreements and Options on Swap Agreements.
Each Portfolio may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indices, specific securities, and credit- and event-linked swaps. Each Portfolio may enter into swap agreements to manage or reduce the risk of the effects of inflation with respect to its positions in non-inflation indexed securities. A Portfolio also may enter into options on swap agreements (“swaptions”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearinghouses. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a specific security, a basket of securities, or a securities index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.
A Portfolio also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio (except for the Government Money Market Portfolio) may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
A Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Portfolio may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Portfolio will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Portfolios may engage in variance swaps.

A Portfolio also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Portfolio. The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by a Portfolio may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Portfolio will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” Separately, under the trade execution requirement, swap transactions subject to the clearing requirement must be traded on either a Designated Contract Market (“DCM”) or Swap Execution Facility (“SEF”) unless no DCM or SEF “makes the swap available to trade.” The Adviser and the Sub-Advisers will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Portfolios ability to enter into swap agreements.
Whether a Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Portfolios by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Portfolios’ ability to use swap agreements. The swaps market is subject to increasing regulations. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indices, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.
A Portfolio also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occur after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Portfolio may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that the Adviser or Sub-Adviser will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Portfolio enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Portfolio. If this occurs, the Portfolio will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Portfolio will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
Rule 18f-4 Program Concerning Derivatives Usage
Pursuant to Rule 18f-4 under the 1940 Act, the Series Fund, on behalf of the Portfolios, has adopted and implemented a derivatives risk management program, which includes policies and procedures that are reasonably designed to manage each Portfolio’s derivatives risk and reasonably segregates the functions associated with the program from the portfolio management of the Portfolios. Rule 18f-4 permits a fund to enter into derivatives transactions provided it adopts and implements a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and complies with specific value-at-risk leverage limits for certain derivatives users and reporting requirements in respect of derivatives usage.
Separately, pursuant to Rule 38a-1 of the 1940 Act, the Series Fund has adopted Rule 18f-4 policies and procedures, which operate in conjunction with the Rule 18f-4 Program. The Series Fund Rule 18f-4 program and policies and procedures provide for the establishment, maintenance, and enforcement of investment, risk management, and related guidelines for each Portfolio’s derivatives risks.
As discussed in the “Investment Policies” section of this SAI, above, a Portfolio may enter into reverse repurchase agreements or similar financing transactions if: (i) the Portfolio complies with the asset coverage requirements of section 18 and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) the Portfolio treats all reverse repurchase agreements or similar financing transactions as derivatives transactions. Pursuant to its Rule 18f-4 derivatives risk management program, the Fund has elected to treat all reverse repurchase agreements and similar financing transactions as derivative transactions.
Regulatory Impact.
Additional government regulation of various types of derivative instruments, including futures, forwards, options and swap agreements, may limit or prevent a Portfolio from using such instruments as a part of its investment strategy, and could ultimately prevent a Portfolio from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Portfolio to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Portfolios engage in derivative transactions could also prevent the Portfolios from using certain instruments.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Portfolios or the ability of the Portfolios to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the clearinghouses are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.
In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Portfolios may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
The federal banking regulators, the SEC, and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. Some of these requirements apply to transactions in which the Portfolio is or will be a counterparty. Such requirements could increase the amount of margin required to be provided by the Portfolio in connection with its derivatives transactions or could require increased documentation and, therefore, make derivatives transactions more expensive. These rules have been phased in over time, and the market has yet to absorb their full impact. In addition, under special resolution regimes adopted in the United States, the European Union and various other jurisdictions, in the event of a counterparty’s (or its affiliate’s) insolvency, the Portfolios’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Portfolios could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2026. The clearing mandate is expected to result in a Portfolio being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Portfolio may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, following the compliance, the costs and benefits of entering into Treasury repo transactions to a Fund may be impacted as compared to Treasury repo transactions a Fund may enter into prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.
Swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated thereunder may negatively impact a Portfolio’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Portfolios, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors.
Status Under the Commodity Exchange Act.
In February 2012, the CFTC adopted amendments to certain of its regulations under the CEA that provide an exclusion from registration as a “commodity pool operator” (“CPO”) for registered investment companies that use futures contracts and options thereon. The CFTC rules previously permitted unlimited futures transactions and options thereon, so long as the fund had claimed the applicable exemption or exclusion from registration as a CPO by making a notice filing with the National Futures Association (“NFA”); swap contracts were not previously regulated by the CFTC. The Portfolios described in and subject to this SAI have previously claimed and have historically relied upon the exclusion from CPO registration applicable to registered investment companies. Under the amended rules, the exclusion from CPO registration for registered investment companies is available only if the registered investment company uses futures contracts, options thereon, and certain swaps solely for “bona fide hedging” purposes (as defined by the CFTC), or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. Also, in adopting the amendments, the CFTC clarified that the investment adviser to the registered investment company, rather than the company itself, is the entity subject to registration and regulation as a CPO if the applicable exemption or exclusion, as amended, is no longer available. Investment advisers required to register as a CPO under the amended rules will be required to operate the entity in compliance with certain disclosure, reporting and recordkeeping requirements. The CFTC has also issued a limited extension to certain qualifying fund operators from the obligation to register as a CPO until the later of June 30, 2013, or six months after the effective date (or compliance date, if later) of the CFTC’s issuance of revised guidance regarding the application of the CFTC de minimis thresholds to fund of funds positions. The Adviser has filed with the CFTC to avail itself of this exclusion from the CPO registration requirements with respect to the Portfolios and, therefore, neither the Portfolios nor the Adviser with respect to the Portfolios are subject to registration or regulation as a CPO as of the date of this SAI. The Fund and the Adviser intend to operate under the de minimis threshold and avoid CPO registration with respect to the Portfolios. Accordingly, until the guidance is finalized, it is unclear how the Fund’s fund of funds positions will be treated for purposes of the de minimis thresholds, but it is possible that the Portfolios will be restricted in their use of CFTC covered instruments. In the event that a Portfolio’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Adviser may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Portfolio. In this case, such Portfolio’s expenses may increase, adversely affecting that Portfolio’s total return. Additionally, under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to such Portfolio. To the extent any Portfolio is, or becomes, ineligible for the Adviser to claim an exclusion from the definition of the term “commodity pool operator” with respect to such Portfolio, the Portfolio may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.
Firm Commitment Agreements, “When Issued” Securities and Delayed-Delivery Transactions
Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction, or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.
A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it may maintain in a segregated account U.S. Government securities, high-grade debt obligations, cash or cash equivalents or other liquid assets of an aggregate current value sufficient to make payment for the securities. The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio. When the Portfolios engage in when-issued or delayed-delivery transactions, they rely on the other party to consummate the trade. Failure of the seller to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Foreign Securities, Foreign Currencies, Foreign Interest Rates, Depositary Receipts, and Synthetic Local Access Instruments
Investors should recognize that investing in foreign markets involves certain risks, including but not limited to those discussed below. For additional risks related to foreign investments, see “Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments.”
Foreign Securities. Each Portfolio may invest in foreign securities, subject to the limitations of its investment objective and strategies.
There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issuers domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.
Emerging Markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Emerging market countries include countries determined by the Adviser or Sub-Adviser to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries, but are not limited to, countries that comprise the MSCI Emerging Markets Index. A company is considered to be an emerging market company if the adviser determines that the company meets one or more of the following criteria: the company (1) is organized under the laws of, or has its principal office in an emerging market country; (2) has its principal securities trading market in an emerging market country; and/or (3) derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of financial information about such companies, and its reliability, may be compromised since such companies are generally not subject to the same regulatory, accounting, auditing or auditor oversight requirements applicable to companies that file reports with the SEC.
Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets. In addition, the SEC, U.S. Department of Justice and other authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations, matters of comity and various other factors.
In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.
Frontier Markets. Investments in emerging markets may include, in some cases, investments in a sub-set of emerging markets known as frontier markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. While certain Portfolios may invest in emerging market issuers, no Portfolio, with the exception of the Emerging Markets Equity Portfolio, will invest in frontier market issuers as a principal investment strategy.
Asian Investing Risk. Certain of the Portfolios may invest a significant portion of their assets in Asian securities, and those Portfolios may be more volatile than a portfolio that is broadly diversified geographically. Such investments are subject to general economic and political conditions in Asia and the Asia region may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk.” Many countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest and natural disasters.
Investing in Asian companies could be adversely affected by major hostilities in the region. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Portfolio to increased volatility. Many Asian countries are dependent on the economies of the U.S. and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Portfolio’s investments. Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. In addition, Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy. Further, the Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.
China Investing, Generally. In addition to the risks of investing in foreign securities, and the risks of emerging markets and Asian investing as described above, investing in China presents additional risks. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Portfolio’s investments. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented many years ago and could return to the prior, completely centrally planned, economy. Actual and threatened responses to such military conflicts, internal, social unrest, cyberattacks and other activities, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may adversely impact China’s economy and Chinese issuers of securities. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration. The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. The current political climate has intensified concerns about heightened trade tensions between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may result in a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Portfolio’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Developments regarding the course and impact of changing trade policies between the U.S. and China are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The Chinese securities market continues to experience considerable volatility and has been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Portfolios.
China Investing, Directly Through Stock Connect Programs. Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. In recent years, non-Chinese investors, including mutual funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Portfolio's rights with respect to the securities. Investing in China A shares through Stock Connect Programs may be limited by aggregate and daily quota limitations. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk, counterparty risk and credit risk. As of the date of this SAI, the Emerging Markets Equity Portfolio plans to invest in China A shares through Stock Connect Programs.
China Investing, Through Variable Interest Entities. A Portfolio may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (often through an intermediary entity) with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Portfolio’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a Portfolio could incur significant losses with no recourse available.
Foreign Currency. Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.
Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.
Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
Foreign Interest Rates. To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.
Depositary Receipts. The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets. Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.
Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.
High Yield, High Risk Bonds
Each of the Portfolios may invest in high yield, high risk bonds, commonly referred to as “junk” bonds. The Fund considers a debt security to be a junk bond if the debt security is rated below investment grade by at least two of the three credit ratings agencies used by the Fund (BB+ or lower by S&P Ba1 or lower by Moody's; BB+ or lower by Fitch), or if unrated, determined by the Portfolio's Adviser or Sub-Adviser to be of comparable quality. The total return and yield of junk bonds generally can be expected to fluctuate more than the total return and yield of higher quality, shorter term bonds, but may not fluctuate as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

Investments in securities rated below investment grade that are eligible for purchase by certain Portfolios are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments, issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.
High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser and Sub-Adviser do not rely solely on credit ratings when selecting debt securities for the Portfolios, and develop their own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Portfolio, the Portfolio may retain the security if the Adviser or Sub-Adviser deems it in the best interest of shareholders.
Hybrid Instruments
Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Government Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Adjustable Rate Securities (including Variable, Floating and Inverse Floating Rate) and Master Demand Notes” above for additional information.
There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.
Inflation-Indexed Bonds
The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.
Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.
An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, those changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.
Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.
Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.
Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.
Indexing Methodology – The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.
Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.
U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.
Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.
Initial Public Offerings; Smaller Capitalization Companies; Unseasoned Issuers
Each Portfolio may participate in initial public offerings. A Portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a Portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A Portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the Portfolio will receive an allocation of shares. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion. To the extent a Portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on Portfolios with small asset bases. There is no guarantee that as those Portfolios’ assets grow they will continue to experience substantially similar performance by investing in IPOs.
Investing in securities of companies with continuous operations of less than three years (“unseasoned issuers”) may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones. Although investing in securities of unseasoned issuers offers potential for above average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.
Investment Company Securities And Exchange Traded Funds
The Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules and regulations thereunder. Investment companies may include index based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
Each of the Portfolios invests in other Series of the Fund and ETFs. The [Portfolios may pursue the equity component of their investment strategies by investing its assets in one or more of the following other Fund Series: Growth Stock, Focused Appreciation, Large Cap Core Stock, Large Cap Blend, Index 500 Stock, Large Company Value, Domestic Equity, Equity Income, Mid Cap Growth, Index 400 Stock, Mid Cap Value, Small Cap Growth Stock, Index 600 Stock, Small Cap Value, International Growth, Research International Core, International Equity and Emerging Markets Equity Portfolios (the “Underlying Portfolios”). Each of the Portfolios may pursue the fixed income component of their investment strategies by investing its assets in one or more of the following other Fund Series: Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, and Multi-Sector Bond Portfolio (each also an “Underlying Portfolio”)]. In addition, each of the Portfolios may invest in ETFs as a principal investment strategy and for specific purposes, such as gaining additional exposure to certain markets, sectors, or regions, as a cash equivalent alternative investment, and for other purposes described in the Prospectus. For more information about the Underlying Portfolios, please see the Fund’s Prospectus relating to such Underlying Portfolios.
Loans (including Senior Loans) and Other Direct Debt Instruments
Each of the Portfolios may invest in fixed and/or floating rate loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund’s exposure to such investments is substantial, could impair the Fund’s ability to meet redemptions in a timely manner. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser’s or Sub-Adviser’s (as applicable) research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
The Portfolios, and in particular the Multi-Sector Bond Portfolio, may also invest in “senior loans.” Senior loans are loans made to companies whose creditworthiness is speculative and is rated below investment-grade by the major credit rating agencies, or determined to be of comparable quality by the Adviser or Sub-Adviser. Senior loans are privately negotiated between a corporate borrower and one or more financial institutions and made available for investment in the bank loan market. A Portfolio may invest in senior loans directly by assignment of the loan from the lender or indirectly through the purchase of a participation interest from the lender. Under a loan assignment, the Portfolio generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the borrower. Under a loan participation, the Portfolio will have a contractual relationship with the lender, not with the borrower, and will generally have the right to receive payments of principal and interest to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Investments in senior loans usually pay higher yields compared to investment-grade loans. The higher yields of senior loans represent the risk premium associated with lending to below investment-grade borrowers.
To the extent the Portfolios invest in senior loans, including bank loans, the Portfolios may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer's continuing ability to make principal and interest payments and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund's ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate, and, a senior loan may lose significant market value before a default occurs. A Portfolio may also be subject to greater levels of liquidity risk as a result of this type of investment. In addition, the senior loans in which a Portfolio invests may not be listed on any exchange and a secondary market for such loans may be comparatively limited relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Senior loans that are considered to be “covenant-lite” loans contain fewer or less restrictive constraints on the borrower than certain other types of loans, and consequently offer less protection to the loan holder. Covenant-lite loans may have increased credit risk and call risk, and may also be subject to heightened liquidity risk. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Portfolio being unable to realize full value for the senior loans and/or may result in a Portfolio not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Portfolio. Senior loans may have extended trade settlement periods, including settlement periods of greater than 7 days, which may result in cash not being immediately available to a Portfolio. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Portfolio may have to reinvest the proceeds in other senior loans or similar instruments that pay lower interest rates. Because of the risks involved in investing in senior loans, an investment in a Portfolio that invests in such instruments should be considered speculative.
Money Market Instruments
Each Portfolio is authorized to invest up to 100% of its total assets in short-term money market obligations for temporary defensive purposes. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% (5% for the Government Money Market Portfolio) of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.
Mortgage-Backed Securities; Asset-Backed Securities; Other Pass-Through Securities
The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.
The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high yield securities, the risks associated with high yield/high risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.
The most common type of pass-through securities are mortgage-backed securities. Interests in pools of mortgage related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage related security, the volatility of such security can be expected to increase.
Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.
The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.
FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the U.S. Treasury received senior preferred equity shares and warrants as a means to provide access to FNMA and FHLMC to significant financial support. Also at that time, the U.S. Treasury instituted a secured lending credit facility, available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets. In October 2019, the FHFA issued a Strategic Plan which outlines an end-state vision for FNMA and FHLMC to return to operating as fully-private companies within a competitive, liquid, efficient, and resilient housing finance system. The Strategic Plan articulates the commitment of FHFA that it will ensure that FNMA and FHLMC have the capital reserves, risk management capabilities, corporate governance, and regulatory oversight that are appropriate for their size, risk, and systematic importance outside of conservatorship. The FHFA advises that the attainment of the goal of ending the conservatorships is subject to achieving significant changes on multiple fronts, including changes to the housing finance market, changes in the scope of regulatory and supervisory authority accorded FHFA in a post-conservatorship environment, and changes in the operation of both FNMA and FHLMC, including particularly changes in business models which will facilitate the maintenance of capital levels that will prudently support business risk levels. While the FHFA has articulated the end-state vision which would permit FNMA and FHLMC to exit conservatorship, achievement of this goal, the projected timeline within which such goal can be accomplished, and the ultimate terms under which such conservatorships may end, is uncertain. The impact of the federal government’s on-going support of FNMA and FHLMC remains unclear and no assurance can be given that the actions taken will be successful in ensuring that FNMA and FHLMC will be able to meet their obligations with respect to the debt and mortgage-backed securities they issue. Further, there can be no assurance that U.S. Government intervention or legislation related to mortgage-backed securities will cause the risks associated with investment in such securities to decrease. The instability and reduced liquidity in financial markets over recent periods, particularly in credit and fixed income markets, may continue or get worse, and the U.S. Government may change or end its initiatives aimed at supporting mortgage-backed securities markets. Such events could adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments.
Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage related securities, the Portfolios take the position the mortgage related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
The residential mortgage market in the United States has experienced difficulties over the last few years that may adversely affect the performance and market value of certain of a Portfolio’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased in recent years and may continue to increase, and a decline in or flattening of housing values (as has been experienced in recent years and may continue to be experienced in may housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent years. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities in recent years, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including prepayments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order of Series A, B, C, and Z Bonds. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities. As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Portfolios may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel- pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio’s investment objectives and policies, the Portfolio may invest in various tranches of CMO bonds, including support bonds.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Mortgage Dollar Roll Transactions. A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.
A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
To-Be-Announced Mortgage-Backed Securities. As with other delayed-delivery transactions, a seller agrees to issue a to-be announced mortgage-backed security (a “TBA”) at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date. However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, a Portfolio agrees to accept any mortgage-backed security that meets specified terms. Thus, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Portfolio. For a further description of mortgage-backed securities, see “Pass-Through Securities” above.
Credit Risk Transfer Mortgage-Backed Securities. Credit risk transfer mortgaged-backed securities are issued by FNMA (called Connecticut Avenue Securities) and FHLMC (called Structured Agency Credit Risk debt notes). Unlike the standard traditional mortgaged-backed securities issued by FNMA and FHLMC, which protect investors from the risk that home buyers will stop making timely payments on their mortgages (i.e., mortgage default or credit risk), the credit risk transfer mortgaged-backed securities are unguaranteed and unsecured by FNMA and FHLMC. As such, some or all of the mortgage default or credit risk associated with those securities are transferred to the investors. As a result, investors like the Portfolios that hold these securities could lose some or all of their investment in these securities if the underlying mortgages default.
Other Mortgage Related Securities. Other mortgage related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage Related Securities” and “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have a limit on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The Long-Term U.S Government Bond Portfolio and the Multi-Sector Bond Portfolio may invest in residual interest bonds. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid. The Long-Term U.S. Government Bond Portfolio and the Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage related and other asset-backed IO, PO, inverse floater securities, or residual interest bonds.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. The Portfolios may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; (iii) the risk that Portfolios may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e.; determinations as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the amounts defaulted exceed the securities’ credit support.

The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g.; failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Portfolio may invest in securities backed by unsecured commercial or industrial loans or unsecured corporate or sovereign debt (see “Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations” (“CDOs”) above). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.
Municipal Bonds
A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Interest payments received by holders of these securities are generally exempt from federal income tax. Municipal bonds may also be issued to refinance public debt.
Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.
A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. In order for interest payments received by holders of industrial development bonds to be exempt from federal income tax, they must constitute a qualified bond, as defined in section 141 of the Code. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by Standard & Poor’s, Moody’s and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio’s investment adviser would consider such events in determining whether the Portfolio should continue to hold it.
The ability of a Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.
Each Portfolio may also invest in municipal bonds issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”), which provides for the issuance of taxable municipal debt on which the issuer receives federal support of the interest paid (“Build America Bonds”). The Act authorizes state and local governments who issue Build America Bonds to elect to either (i) receive a direct payment from the federal government equal to 35% of the interest costs; or (ii) provide federal tax credits to investors in the bonds equal to 35% of the coupon interest received. The federal interest subsidy or tax credit benefit continues for the life of the bonds. Unlike most other municipal bonds, interest received on Build America Bonds is subject to federal taxation. Issuance of Build America Bonds ended on December 31, 2010.
Build America Bonds are subject to the same types of risks as other municipal bonds. Build America Bonds are not issued or guaranteed by the U.S. Treasury and the government subsidy does not enhance the issuer’s creditworthiness. The credit of the bond is backed by the municipality issuing the bond, not the federal government. In addition, if the issuer fails to continue to meet the applicable requirements of the Act, it is possible that the issuer may not continue to receive the federal subsidy, thereby impairing the issuer’s ability to make payments on the bond. Some Build America Bonds have been issued with provisions that allow state and local governments to “call” the bonds back if the federal government stops paying a subsidy on the interest.
Federal legislation passed in 2011 to raise the federal debt ceiling included a provision referred to as “sequestration,” which provides for automatic federal spending cuts in the absence certain other Congressional action to address the federal budget deficit, beginning on March 1, 2013. Under the sequestration provision, the federal subsidy payments to issuers of Build America Bonds have been reduced. The U.S. Congress has continued to extend the period for sequestration, and it was most recently extended through 2029 by the Bipartisan Budget Act of 2019. Since the subsidy cuts began, some municipalities have called or announced plans to call Build America Bonds from investors. Reductions to the subsidy may increase the risk that issuers of Build America Bonds may call the bonds back, as noted above, and increases the risk that issuers may be unable to meet all or part of their payment obligations.
Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolios and the value of a Portfolio could be affected. Also, changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.
Bond Insurer Risk. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser or Sub-Adviser gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. To the extent a Portfolio holds insured municipal securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Portfolio’s portfolio may affect the value of the securities they insure, the Portfolio’s share price and Portfolio performance. A Portfolio might also be adversely impacted by the inability of an insurer to meet its insurance obligations. A downgrade of municipal bond insurers rated above investment grade would substantially limit the availability of insurance sought by municipal bond issuers, thereby reducing the supply of insured municipal securities. Certain of the insurance companies that provide insurance for municipal securities may also provide insurance for other types of securities, including higher risk securities such as subprime mortgages. If the value of such other securities declines and/or the issuer defaults, such events increase a bond insurer’s risk of having to make payments to holders of such securities. Because of this risk, the ratings of some insurance companies have been downgraded, others may be downgraded in the future, and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.
Private Placement Transactions and Illiquid Assets
Each Portfolio may invest up to 15% of its net assets in securities deemed to be illiquid, which may include private placement transactions. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the board of directors of the Fund. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.
Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Investing in Rule 144A securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the board of directors of the Fund. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.
Real Estate Investment Trusts
The Portfolios may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. When a Portfolio invests in a REIT, it will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio. Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to satisfy the specific requirements under the Code that allow REITs to pass through income to shareholders without paying tax at the entity level, and failing to maintain their exemptions from the 1940 Act. REITs are subject to the types of risks associated with investing in the real estate industry, which may include risks related to extended vacancies of properties, casualty or condemnation losses, property taxes, and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. The Portfolios are not eligible for a deduction from dividends received from REITs that is available to individuals who invest directly in REITs. REITs are also subject to interest rate risks.

Repurchase Agreements
Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amounts to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio if the other party to the repurchase agreement defaults), it is the policy of each Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser or Sub-Adviser. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or instrumentalities or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meet the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Securities subject to repurchase agreements in which the Government Money Market Portfolio invests are limited to cash, and obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities to the extent necessary to operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.
Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Adviser or Sub-Adviser, as applicable, shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.
Reverse Repurchase Agreements
Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment, which may be considered a form of borrowing. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. The Fund has elected to treat reverse repurchasing agreements and similar financing transactions as derivatives transactions in accordance with the Series Fund Rule 18f-4 derivatives risk management program, as discussed in the “Rule 18f-4 Program Concerning Derivatives Usage” section of this SAI, above. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.
Reverse Convertible Notes
The Portfolios may invest in reverse convertible notes. A reverse convertible note is a short-to-intermediate term structured product, generally issued by a financial institution, in which performance is based on that of an underlying security, commodity or index. Generally, at maturity the note matures at par unless the price of the underlying instrument has fallen below a certain “break point,” in which case the note holder receives a proportionate amount of units or shares of the underlying instrument.

In addition to the risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall, causing the value of the note to drop. Further, reverse convertible notes do not have the same appreciation potential as the underlying equity securities (usually common stocks) to which they are linked because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. Because a Portfolio may deliver the underlying security prior to note maturity, a Portfolio investing in reverse convertible notes has the potential for principal loss as reverse convertible notes are not principal-protected. Reverse convertible notes are not exchange traded, and the secondary market may be illiquid, making them illiquid and increasing the Portfolio’s reliance on the issuer’s ability to meet its obligations to make payments of principal and interest.
Securities Lending
Each Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions up to the limit permitted by the 1940 Act and the rules and regulations thereunder (currently, up to 33 1/3% of a Portfolio’s total assets). The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. To the extent a loan is collateralized by cash, such collateral is invested by the Portfolio in short-term investments to earn interest in accordance with the Portfolio’s investment policies. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.
Securities on Restricted Lists
A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Adviser (or Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of the Adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.
Short Sales
The Portfolios may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market price of that security will decline. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender.
A Portfolio may engage in short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price.
If the value of a security sold short increases between the time the short sale is made and the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will experience a gain. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may affect short sales. There are certain transaction costs associated with short selling. Any gain will be decreased, and any loss increased, by such transaction costs. In addition, a Portfolio may incur interest and/or dividend expense to the extent it engages in short sales.

A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. Until the Portfolio replaces the borrowed security, the Portfolio will earmark liquid assets in the amount of its obligation in the short sale transaction to the extent the obligation is not otherwise covered through ownership of the underlying security. A short sale is “against the box” to the extent that the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. In a short sale against the box, if the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio will lose the opportunity to participate in the gain.
Special Purpose Acquisition Companies
The Portfolios may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC generally maintains its assets (less a portion retained to cover expenses) in a trust account until an acquisition that meets the requirements for the SPAC is completed. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Standby Commitment Agreements
The Portfolios may acquire standby commitments. Under a standby commitment, the liquidity provider would agree to purchase at the Portfolio’s option specified securities at their amortized cost value to the Portfolio plus accrued interest, if any. (Standby commitments acquired by the Portfolio may also be referred to as a “demand feature”.) Standby commitments for securities may be exercisable by the Portfolio at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. The Portfolio’s right to exercise standby commitments will be unconditional and unqualified. Standby commitments are provided in the form of letters of credit (LOCs), standby purchase agreements (SBPAs) or similar commitments. The standby commitment is typically provided by a bank or the issuer of a security.
Risks associated with standby commitments include potential liquidity and credit risk in the event and to the extent the credit worthiness of the issuer of the standby commitment deteriorates and the provider is not able to honor its obligation. The Portfolio will enter into standby commitments only with providers that, in the Sub-adviser’s opinion, present minimal credit risks. The Portfolio’s ability to exercise a standby commitment will depend on the ability of the provider to meet its obligations under the standby commitment. The Sub-adviser continuously monitors providers of standby commitments on its approved lists.
U.S. Government and Government Agency Obligations
U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.
GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.
U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:
1.
Student Loan Marketing Association,
2.
Federal Home Loan Banks,
3.
Federal Intermediate Credit Banks, and
4.
the Federal National Mortgage Association.
U. S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the FNMA, the Federal Home Loan Banks (“FHLBs”) and the FHLMC are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.
No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, “U.S. Government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.
Warrants
Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
Zero Coupon, Step Coupon And Pay-In-Kind Securities
Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income producing securities, income producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute most of its investment company taxable income, which includes the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.
Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

SPECIAL RISK RELATED TO CYBER SECURITY
The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Northwestern Mutual, the Fund, the Adviser, Sub-Advisers, custodians, intermediaries and other affiliated or third-party service providers may adversely affect the Fund and contract owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. There can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.
PORTFOLIO TURNOVER
As of the date of this SAI, the Portfolios have not commenced operations and portfolio turnover data therefore is not available. Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. Factors that might cause portfolio turnover rates to vary include, for example, market and economic factors, and portfolio re-positioning in response to a shift in investment strategy or outlook.
The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.
As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the board of directors of the Fund, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the Portfolio’s turnover rate for the year in which the change occurs may increase from its normal rate due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s turnover rate may be higher or lower than its rate in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change.
MANAGEMENT OF THE FUND
General
Under state law and the Fund’s By-laws, the Fund’s Board of Directors (the “Board”) is responsible for overseeing the operations of the Fund. The business, affairs and property of the Fund are managed under the direction of the Board. The Board is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. The Board is currently composed of seven directors. Information about the directors and officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.
Board Leadership Structure
In addition to the Board’s general duties, the 1940 Act (which governs the operations of mutual funds such as the Fund), requires that the Board perform a “watchdog” function and imposes substantial responsibilities on the Board to ensure that the interests of shareholders are adequately protected. The Board has chosen a leadership structure which it believes provides an appropriate means for it to fulfill its management oversight and fiduciary functions and responsibilities, given the characteristics and circumstances of the Fund.

The Board has appointed a Chair who presides at all meetings of the Board. The Chair is an “interested person” as defined in Section 2 (a)(19) of the 1940 Act. That is, the Chair is also an officer of Northwestern Mutual, the parent of the investment adviser to the Fund. The Board has determined that an “interested person” as Chair, with their knowledge of the investment management business in general and of insurance products and the operations of Northwestern Mutual and their significant experience in financial and risk management, is well suited to assist the Board in fulfilling its responsibilities. The Board also believes, and has experienced, that having an “interested person” as Chair does not diminish a board culture conducive to decisions favoring the long-term interests of Fund shareholders, particularly in light of the other characteristics of the Board related to its composition and scope of its authority discussed below.
The President of the Fund, and not the Chair of the Board, is the chief executive officer of the Fund. As chief executive officer, the President has general charge of the business affairs and property of the Fund and general supervision over its other officers. The Board believes this division of responsibilities furthers the independent oversight of management.
Six of the seven directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”). Constituting over 80% of the Board, the Independent Directors control the actions of the Board (including the appointment and replacement of the Chair). In addition to a Chair, the Board has also appointed a lead Independent Director to provide for leadership of the Independent Directors, and to assure that they fulfill their independent watchdog functions. The lead Independent Director presides at private sessions of the Board at which only Independent Directors are present, serves as a liaison for legal counsel to the Independent Directors, serves as a liaison with whom other Independent Directors may raise issues and suggest topics of potential Board-wide interest, or for future private sessions of the Independent Directors, and serves as a single point of communication between the Board and management or the Chair between meetings.
Board Committees
The Fund has established a Nominating Committee, an Audit Committee, an Investment Oversight Committee, and a Regulatory and Compliance Committee. As of the date of this SAI, the Nominating, Audit, Investment Oversight and Regulatory and Compliance Committees were composed of Mses. Brown, Hanson and Levy-Navarro and Messrs. Gerber, Ribbens and Ullmann, each of whom is an Independent Director.
The Nominating Committee is authorized to select and nominate those directors of the Fund who are not “interested persons” of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations submitted by shareholders of the Fund. Shareholders desiring to have the Nominating Committee consider a potential candidate must submit such nomination in writing to the Secretary of the Fund at 720 E. Wisconsin Ave, Milwaukee, WI 53202. While the Nominating Committee does not have a formal process for identifying and evaluating nominees, it seeks to identify candidates based on the criteria set forth in its charter. These criteria encompass a candidate’s independence, business and professional experience, education, other board and leadership experience, character, how the candidate’s particular skills would enhance overall Board composition and such other factors as the Committee may deem relevant from time to time. The Nominating Committee meets when necessary to consider the nomination of new directors. Ms. Brown is the current chair of the Nominating Committee. The functions of the Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee are discussed below, under “Board Role in Risk Oversight.”
Board Role in Risk Oversight
The Board carries out its risk oversight function at both the full Board and committee level. As described in more detail below, the Board provides direct oversight of most matters, but has delegated specific oversight functions for certain matters to the Board’s Audit Committee, Investment Oversight Committee, and Regulatory and Compliance Committee.
The Board provides oversight of general risk management functions performed by or for the benefit of the Fund through the oversight of the Fund’s Risk Management Plan. The Fund’s Risk Management Plan identifies key risks for the Fund and the business owners of such risks, assesses the risks, and sets forth the policies, procedures and processes in place to monitor and manage the risks. The Board reviews the policies, procedures and processes relied on and used by management to assess and manage the Fund’s exposure to major risks through the receipt of periodic reports from management on the Fund’s risk management practices, key risks affecting the Fund and how these key risks are being monitored and managed. The Board also oversees and discusses matters relating to investment risk, receiving and reviewing quarterly reports on the overall markets, Fund performance, investment management processes and techniques used, attribution analyses, risk/return attributes, diversification, derivatives usage and compliance, and summaries of counterparty exposure. Finally, the Board reviews issues relating to the fair valuation of securities held in the various Portfolios and receives a report from Mason Street Advisors, LLC, who has been appointed as the Fund’s valuation designee. As part of each Board meeting, the Board receives a presentation from the Fund’s valuation designee relating to the fair valuation of Portfolio securities and related matters.
The Board has established an Audit Committee, comprised of Mses. Brown, Hanson, and Levy-Navarro and Messrs. Gerber, Ribbens, and Ullmann, and currently chaired by Mr. Gerber, to provide oversight over the integrity of the Fund’s financial statements. In support of this role, the Audit Committee has direct access to the Fund’s Principal Executive and Senior Financial Officers, internal auditors and independent accountants. The Audit Committee, which meets quarterly in conjunction with the Fund’s regularly scheduled Board meetings and otherwise as may be determined necessary, oversees the selection of the Fund’s independent registered public accounting firm and reviews other services provided by such firm. [_______] meetings of the Audit Committee were held during the fiscal year ended December 31, 2024. The Audit Committee also receives periodic reports from Northwestern Mutual’s Corporate Audit and Anti-Fraud team (“CAAF”) on the status of its Audit Plan, which provides information relating to CAAF’s ongoing examinations of a variety of operational, regulatory and legal risks.
The Board has established an Investment Oversight Committee, comprised of Mses. Brown, Hanson, and Levy-Navarro and Messrs. Gerber, Ribbens, and Ullmann, and currently chaired by Mr. Ullmann, to oversee the process for evaluating the Fund’s Adviser and Sub-Advisers. The Committee meets in conjunction with each regular Board meeting at which the approval or renewal of an investment advisory or sub-advisory contract is being considered. [_______] meetings of the Investment Oversight Committee were held in the fiscal year ended December 31, 2024. On an ongoing basis, the Investment Oversight Committee reviews reports detailing the short and long term performance of each Portfolio as well as Portfolio rankings and ratings. In connection with the investment advisory contract renewal process, the Investment Oversight Committee meets with the Adviser and each Sub-Adviser in person and/or via teleconference and reviews materials submitted by the Adviser and Sub-Advisers as well as summaries prepared by the Adviser relating to the adviser’s overall business, organization and management structure, the investment objective, philosophy and investment process relating to the Portfolio, Portfolio performance, benchmark performance comparison, peer rankings and ratings, fees and expenses, style consistency, use of complex securities, management teams, compliance matters, and other operational issues.
The Board has established a Regulatory and Compliance Committee comprised of Mses. Brown, Hanson, and Levy-Navarro and Messrs. Gerber, Ribbens, and Ullmann, and currently chaired by Mr. Ribbens, to oversee the administration of the Fund’s compliance program and implementation of the Fund’s compliance policies and procedures, and to monitor legal and regulatory developments that could have a significant impact on the Fund. [_______] meetings of the Regulatory and Compliance Committee were held in the fiscal year ended December 31, 2024. The Committee receives compliance summaries on a quarterly basis, as well as formal compliance reports prepared by the Fund’s chief compliance officer (“CCO”) at least annually. The Fund’s CCO has a direct line of communication to the Board’s lead Independent Director. In addition, the CCO meets with all of the Independent Directors in private session at least annually, or more frequently as determined from time to time by the CCO, the Board’s lead Independent Director, or both, in connection with each of the Fund’s regularly scheduled quarterly meetings.
Board Member Qualifications
The Board believes that it, collectively, possesses the appropriate skills and experience to oversee the Fund’s operations. Each Board member shares certain general attributes, including high ethical standards, attention to detail and an ability to work in a group decision making environment. However, the directors also have a balanced and diverse, though complementary, set of relevant skills and experience that assists the Board, as a body, to fulfill its oversight responsibilities.

Ms. Kropp brings extensive business experience and significant knowledge of insurance products gained through various roles held at Northwestern Mutual, as well as through prior roles at Allianz Investment Management and Delaware Investments, among others. Ms. Kropp currently serves as Vice President and Head of Public Investments (since 2022) and previously served as Vice President and Head of Investment Strategy of Northwestern Mutual from 2019 through 2021. In her role as Head of Public Investments, she is responsible for Northwestern Mutual’s investment grade and high yield portfolios. In her prior role as Head of Investment Strategy, Ms. Kropp was responsible for leading Northwestern Mutual’s asset allocation process, relative portfolio positioning, and public equity portfolio management, in addition to being responsible for other strategic investment initiatives. Ms. Kropp is a CFA charterholder and received her B.B.A. with distinction in actuarial science from the University of Wisconsin-Madison.
Ms. Brown brings business management experience gained in part through her current position as President of Alverno College, through her previous position as Chief Executive Officer of the Girl Scouts of Wisconsin Southeast, through her position as Vice Chancellor, Finance and Administrative Affairs of the University of Wisconsin, Milwaukee, the second largest university in Wisconsin, and through her previous experience as Chief Operating Officer at Milwaukee Area Technical College (“MATC”), Wisconsin’s largest two-year community based technical college. Through her legal background, and her previous role as General Counsel at MATC and other legal positions, Ms. Brown brings critical thinking and legal analysis skills and an ability to easily grasp and identify legal and regulatory issues.
Ms. Hanson brings particular experience in financial and accounting matters gained through her prior position as Chief Financial Officer of Aurora Health Care (“Aurora”), in which capacity she was responsible for capital and operating budgets, accounting, and financial reporting for Aurora, and her prior position as Chief Financial Officer for a health insurance company and as audit manager for PricewaterhouseCoopers LLP. Ms. Hanson also brings particular experience in the financial services industry and investments through her role as prior chair of Aurora’s investment committee, her current service as a lead independent director, serving as independent chair of the board of directors for another mutual fund company and her prior position as Deputy Executive Director of the State of Wisconsin Investment Board.
Mr. Gerber brings significant experience in corporate finance and accounting matters gained through his prior positions as Executive Vice President and Chief Financial Officer of TD Ameritrade Holding Corporation (TD Ameritrade) where he oversaw investor relations, business development, certain treasury functions and finance operations, and as audit manager primarily focusing on public companies for Coopers & Lybrand, now known as PricewaterhouseCoopers LLP. Mr. Gerber also brings experience in the asset management industry through his prior position as a Manager of Amerivest Investment Management, LLC, a registered investment adviser and wholly owned subsidiary of TD Ameritrade. Through his position as a director of a public operating company, where he serves on the compensation, audit, and nominating and corporate governance committees, he also brings a different perspective on corporate governance. He also has experience with operational issues.
Mr. Ribbens brings significant business experience in the asset management industry through his current role as Member and Partner of a Wisconsin registered investment adviser, and through his former role as President and Managing Partner of Heartland Advisors, Inc., a registered investment adviser, where he oversaw day to day operations of the firm and its strategic direction. His experience with investment teams, particularly on the equity side, and his role in investment product creation contributes positively to his ability to evaluate investment personnel, process and performance provided by the Fund’s sub-advisers. He also brings valuable experience through his experience as a member of the investment committee of a prior employer and in other areas of the investment management industry, including distribution, brokerage and insurance sales.
Mr. Ullmann brings significant investment experience in the fixed income markets, particularly structured products and mortgage-backed securities, gained through his previous experience as an executive officer and leader within the fixed income divisions of a number of financial services firms. Mr. Ullmann also has a strong working knowledge of the equity markets, gained in part through his work as Chief Operating Officer of the global research division of a major investment bank. He also brings a broad base of knowledge of the investment management business and securities markets through his experience with mutual fund, bank, insurance and hedge fund clients, and has familiarity with risk management, regulatory and compliance issues gained through previous experience and as founder and principal of DMU Financial Consulting, LLC, a financial services consulting firm. His experience with building and assessing teams is perceived to be particularly helpful when evaluating the capabilities of the Fund’s sub-advisers.

Ms. Levy-Navarro brings significant financial services and business experience gained through her prior position as Co-founder and Chief Executive Officer of Orrington Strategies, a management consulting firm assisting investment management, insurance, and consumer product executives in growing their businesses and brands. She currently serves as a corporate advisor with Summit Strategy Advisors, advising financial services companies on business growth strategies and product innovation. Ms. Levy-Navarro also brings valuable experience in the financial services industry through her role as a member of the board of directors for another mutual fund company and her service as chair of the valuation committee. She brings a seasoned perspective on corporate governance through her experience as a member of the board of directors for multiple companies.
Compensation of Officers and Directors
Pursuant to the Amended and Restated Advisory Agreement with the Fund dated April 30, 2012, Mason Street Advisors, LLC, the investment adviser to the Fund, is responsible for the compensation of its personnel and the personnel of the Fund, except for the compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff (or a portion thereof relating to their duties and functions for the Fund if they serve multiple roles), among other expenses. For more information, see “Investment Advisory and Other Services – The Adviser” below.
During fiscal 2024, the Independent Directors then in office were paid for their services as directors of the Fund, a total of $217,000 per year, consisting of an $135,000 retainer and per meeting fees of $20,500 per regular meeting. The lead Independent Director receives an additional fee of 20% of the annual base director fee (which includes the annual retainer plus meeting fees paid) and the chairs of the Audit, Regulatory and Compliance, Investment Oversight and Nominating Committees each receives an additional fee of 10% of the annual base director fee. For each telephonic Board meeting in a calendar year in excess of two, an additional fee of $2,000 per meeting is paid as compensation. Director compensation is established by the directors and is reevaluated annually, typically at its meeting in February. The Fund may reimburse the directors for certain expenses associated with their attendance at, and participation in, meetings of the Board, and continuing education expenses.
The table below sets forth the compensation paid by the Fund to the Fund’s CCO and the Independent Directors during the 2024 fiscal year.
Compensation Table
(1) Name of Person, Position	(2) Aggregate Compensation From Registrant[1]	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	(4) Estimated Annual Benefits Upon Retirement[2]	(5) Total Compensation Paid to Directors in 2024[1]
Independent Directors
Christy L. Brown Director	222,000	None	None	222,000
William J. Gerber Director	203,500	None	None	203,500
Gail L. Hanson Director	203,500	None	None	203,500
David Ribbens Director	203,500	None	None	203,500
Donald M. Ullmann Director	203,500	None	None	203,500
Elizabeth A. Levy-Navarro Director	0	None	None	0
Officers
Michael J. Conmey CCO	$86,550	None	None	N/A

1 Compensation amounts shown do not reflect expense reimbursements that may have been paid to directors during the period.
2 The Fund does not maintain or sponsor a pension or retirement plan.
Directors’ and Officers’ Holdings
All of the outstanding shares of each Portfolio are owned by Northwestern Mutual through its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as an affiliated fund of funds). Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable life and variable annuity products, interests in the Portfolios may only be acquired through ownership of one or more of those products. The Independent Directors would no longer be considered independent within the meaning of the 1940 Act, if they were to invest in variable contracts issued by Northwestern Mutual.
The table below shows, for each director, the dollar amount of shares of each Portfolio beneficially owned by the director. It also shows the aggregate value of all investments in shares of the Series Fund overseen by the director. Ownership information is presented in the following ranges: A=$0; B= $1 - $10,000; C= $10,001 - $50,000; D= $50,001 - $100,000; and E= over $100,000.
	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director in Family of Investment Companies
	Name of Portfolio	Dollar Range
Independent Director	N/A	A	A
Christy L. Brown	N/A	A	A
William J. Gerber	N/A	A	A
Gail L. Hanson	N/A	A	A
Elizabeth A. Levy-Navarro	N/A	A	A
David Ribbens	N/A	A	A
Donald M. Ullmann	N/A	A	A
Interested Director	N/A	A	A
Rosanne L. Kropp	N/A	A	A
As of December 31, 2024, the directors and executive officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.
Codes of Ethics
The Fund and Mason Street Advisors, LLC have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.
Approval of the Investment Advisory Agreement
On an annual basis, the directors of the Fund request and evaluate information that they and the Fund’s investment adviser determines to reasonably be necessary for the directors to evaluate the terms of the investment advisory agreement between the Fund and its investment adviser, Mason Street Advisors, LLC in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s board of directors of the advisory agreement approved during the reporting period will appear in the Fund’s semi-annual shareholder report.
OWNERSHIP OF SHARES OF THE FUND
All of the outstanding shares of the Fund are held by Northwestern Mutual for its separate investment accounts (either directly or indirectly through one or more underlying portfolios operating as affiliated fund of funds) used for funding variable annuity contracts and variable life insurance policies. As of the date of this SAI, no shares were held by Northwestern Mutual for its General Account. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The Portfolios are new, and as of the date of this SAI, no one owned 5% of the shares.
The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.
Any shares held by Northwestern Mutual in its General Account would represent seed money invested in one or more Portfolios. A redemption by Northwestern Mutual of its seed money in a Portfolio could cause an increase in the portfolio turnover rate of the Portfolio and could increase expenses. Northwestern Mutual would be permitted to redeem its seed money in a Portfolio at any time without notice.
The Adviser
The Fund’s investment adviser, Mason Street Advisors, LLC (“Mason Street Advisors”), is a wholly owned company of Northwestern Mutual. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. Northwestern Mutual and its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and financial planning. Mason Street Advisors provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to an Amended and Restated Advisory Agreement (the “Agreement”). Mason Street Advisors employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of Mason Street Advisors. Northwestern Mutual provides related back-office facilities and personnel which are utilized by Mason Street Advisors in performing its obligations under the Agreement. The Agreement authorizes Mason Street Advisors to employ one or more sub-advisers for the purpose of providing investment management services to each Portfolio.
The Agreement also provides that Mason Street Advisors will provide or procure certain specified services for the Fund. The Agreement permits Mason Street Advisors to delegate some or all of the administrative functions to others, including affiliates. Pursuant to the Agreement, Mason Street Advisors has agreed to assume expenses incurred by it in connection with managing the investment advisory and administrative operations of the Fund (such as office space, facilities and equipment), fees and expenses of the personnel of Mason Street Advisors and the Fund (except compensation, fees and expenses of the Independent Directors and the compensation, benefits and expenses of the Fund’s CCO and his or her compliance staff that relate to Fund compliance functions), fees of sub-advisers appointed by Mason Street Advisors, and expenses Mason Street Advisors otherwise agrees to assume pursuant to expense cap or reimbursement agreements with the Fund (see “Expense Limitation Agreements” below). All other administrative and operating expenses are the responsibility of the individual Portfolios of the Fund. The Agreement includes an illustrative list of those expenses to be assumed by the Portfolios.
For acting as investment adviser and for providing the services and paying the expenses set forth in the Agreement, Mason Street Advisors is paid a monthly asset based advisory fee at the annual rates set forth in the prospectus for the respective Portfolios. No brokerage commission information is provided because the Portfolios had not commenced operations prior to the date of this SAI.
Expense Limitation Agreements
Mason Street Advisors has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses for the Portfolios referenced below to the extent necessary so that each Portfolio’s total operating expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees and expenses, fees for class action, other passive securities litigation and anti-trust claim filing services and such non-recurring and extra ordinary expenses as they may arise) on an annualized basis do not exceed, after the waiver, the percentage of average net assets specified below (the “Expense Cap”):
Portfolio	Expense Cap	Expiration
Active/Passive Conservative Portfolio
Active/Passive Aggressive Portfolio
Active/Passive All Equity Portfolio

Active/Passive Conservative Portfolio. With respect to the Balanced Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.10% of the Portfolio’s average net assets. This fee waiver agreement may be terminated by Mason Street Advisors at any time after ___________, 2026.
Active/Passive Aggressive Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.10% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after ___________, 2026.
Active/Passive All Equity Portfolio. With respect to the Asset Allocation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that its management fee is 0.10% of the Portfolio’s average net assets. Mason Street Advisors may terminate these fee waiver agreements at any time after ___________, 2026.
“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time Mason Street Advisors ceases to be the investment adviser to the Fund or if Mason Street Advisors ceases to be an affiliated company of Northwestern Mutual.
Custodian and Fund Accountant
State Street Bank and Trust Company, 1 Iron Street, Boston, MA 02110 serves as the Fund's custodian. The custodian maintains custody of securities and other assets of the respective Portfolios and performs certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.
State Street Bank and Trust Company also serves as the fund accountant, providing pricing and valuation services with respect to securities and other investments of each Portfolio, and related services to the Fund.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 833 E. Michigan Street, Suite 1200, Milwaukee, WI, 53202, is the independent registered public accounting firm for the Fund and performs auditing and tax services for the Fund.
PORTFOLIO MANAGERS
Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.
LEGAL PROCEEDINGS
Any material pending legal proceedings to which the Fund is a party, or to which Mason Street Advisors or a Sub-Advisor is a party that may have a material adverse effect on the Fund, is disclosed in the Fund’s prospectus. From time to time, each Sub-Adviser may be subject to certain routine legal and regulatory proceedings.
PROXY VOTING POLICIES AND PROCEDURES
The directors of the Fund have delegated to the Adviser the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser. These policies and procedures are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30, when available, may be obtained, without charge, by calling (866) 910-1232, and on the SEC’s internet site at http://www.sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES
Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges, U.S. over-the-counter (“OTC”) markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. Other transactions may be effected in the OTC market. There is generally no stated commission in the case of securities traded in foreign OTC markets, but the price of securities traded in these markets includes an undisclosed commission or mark-up.
In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser will attempt to obtain “best execution” for the Portfolio - the best combination of transaction execution services, taking into account factors such as commissions, bid/ask spreads and the services and products to be provided by the broker or dealer, with the view of maximizing value for the Fund and other advisory clients. In effecting purchases and sales of portfolio securities for the account of the Fund, the investment adviser may pay a higher commission rate than the lowest available rate when the investment adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.
Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. Overall, each portfolio manager is required to strive for a fair and equitable allocation of securities transactions among his or her accounts. Such allocation decisions are made for each client individually, based on the characteristics of the particular security and “Investment Considerations” of each client, as well for all clients collectively. Investment Considerations is a broad term that includes, but is not limited to, the client’s investment objectives and restrictions, current securities positions, cash available for investment or liquidity needs, and similar factors. Contemporaneous client trades in the same security will generally be aggregated into a single order if the terms are the same, provided the adviser or sub-adviser’s traders believe that aggregation is consistent with the duty to seek best execution. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned.
As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser may cause a Portfolio it advises to pay certain broker-dealers more than the lowest commission rate in order to receive services that relate to the execution of securities transactions (“Brokerage Services”) and advice, analyses or reports within the meaning of Section 28(e) (“Research Services”), if the investment adviser or sub- adviser determines in good faith that the amount paid is reasonable in relation to the value of the Brokerage and Research Services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive Brokerage and Research Services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). The investment adviser or sub-adviser would, through the use of these Research Services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.
These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in the performance of its investment decision-making responsibilities. Research Services provided by broker-dealers are not necessarily utilized for the specific account that generated commissions to the broker-dealer providing such Research Services. Some clients, including fixed income clients, may benefit from the Research Services despite the fact that their brokerage commissions may not be used to pay for those Research Services.

By their nature, certain products or services may be used for both eligible and ineligible research and brokerage purposes. When a product or service has a mixed use, the investment adviser or sub-adviser may use client commissions to pay for the portion of the product or service that constitutes eligible research or brokerage provided the predominant use is eligible. In such event, the investment adviser or sub-adviser will make a reasonable allocation of the cost of the product or service according to its use, will use client commissions to pay for the portion of the product or service that is eligible under Section 28(e), and will pay for the remaining cost of the product or service with its own monies.
The investment adviser may enter into client commission arrangements with certain broker-dealers under which the investment adviser or sub-adviser may use client commissions to pay for Research Services provided by an entity other than the executing broker-dealer, including third party broker-dealers and non-broker research providers. Under such arrangements, the executing broker sets aside a portion of the commission paid for the purpose of providing the investment adviser or sub-adviser with certain services that are eligible under Section 28(e).
No brokerage commission information is provided because the Portfolios had not commenced operations prior to the date of this SAI.
As noted in the Fund’s Prospectus under “The Investment Adviser and Sub-Advisers – Manager of Managers Structure,” the Fund employs a “manager of managers” structure pursuant to which the Adviser, with the approval of the Board, may hire, terminate or replace Sub-Advisers without shareholder approval. When a Sub-Adviser is hired or replaced for a Portfolio, the amount of brokerage commissions paid by the Portfolio in the year in which the change occurs may increase from its normal level due to the Portfolio’s transition to the new Sub-Adviser. After the transition is complete, the Portfolio’s brokerage commissions may be higher or lower than commissions paid in previous years due to different investment strategies employed by the new Sub-Adviser or other factors relating to the change.
DISCLOSURE OF PORTFOLIO HOLDINGS
The directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.
The procedures applicable to disclosure of portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.
Disclosure of Publicly Available Holdings Information
Once specific holdings information of a Portfolio is disclosed on the SEC’s website, Northwestern Mutual’s website, or the Fund’s website, as described below, the information is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.
A full list of each Portfolio’s holdings as of the end of each of the Fund’s fiscal quarters is made publicly available on the SEC website (www.sec.gov). Holdings information for each Portfolio as of the last business day, or last calendar day, of the first and third quarters of the Fund’s fiscal year is filed with the SEC on Form N-PORT. The Fund normally files Form N-PORT within 60 days after the applicable fiscal quarter end. Holdings information for each Portfolio as of the end of the second and fourth quarters of the Fund’s fiscal year is filed with the SEC on Form N-CSR. The Fund normally files Form N-CSR within 10 days after the Fund transmits its annual and semi-annual reports to shareholders. After filing with the SEC, the Fund’s regulatory documents are posted to the Fund’s website (www.nmseriesfund.com). Each Portfolio’s complete holdings information is also available semi-annually in the Fund’s annual and semi-annual reports to shareholders.

For each Portfolio, a list of the ten largest holdings, the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on Northwestern Mutual’s website (www.northwesternmutual.com). The information may be viewed by following one of the paths below and selecting the specific Portfolio you wish to view:
•
Life Insurance –https://www.northwesternmutual.com/life-insurance/variable-universal-life-insurance-vul/underlying-fund-information/ ; or
•
Annuities – https://www.northwesternmutual.com/fixed-annuity-vs-variable-annuity/underlying-fund-information/
The Fund may from time to time withhold posting to, or remove from, the Northwestern Mutual website any portion of this information with respect to a Portfolio.
The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:
•
the information disclosed is accurate and presented in a manner that is not deceptive or misleading;
•
the information disclosed is limited to the holdings information contained in a filing with the SEC, posted on Northwestern Mutual’s website, or posted on the Fund’s website; and
•
no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data directly as compensation for the disclosure of the holdings information.
In addition to disclosing holdings information in SEC filings and on the websites as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.
Disclosure of Non-Public Holdings Information
Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.
Service Providers. Holdings data may be disclosed to and utilized by the service providers of the Fund, Mason Street Advisors and the sub-advisers (“Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e., not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund, Mason Street Advisors, and/or the applicable sub-advisers, as the case may be, based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. Sub-advisers are required to disclose to the Fund their Service Providers to whom they may provide material non-public holdings data for the Portfolios they manage, and are required to update that list during the year when changes occur. With respect to the Service Providers identified by a sub-adviser, the Fund has received assurances that their Service Providers are subject to a duty of confidentiality, which includes the duty not to trade on non-public information. In addition, each sub-adviser is requested to certify quarterly that they are in compliance with the Fund’s Holdings Disclosure Policy and Procedures. As of March 31, 2025, the Service Providers included those listed in Appendix G.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.
Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.
Other. Material holdings information may be disclosed in other circumstances prior to the public availability or accessibility of such data only upon the approval of both the Fund’s CCO and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures, including obtaining from the recipient, where appropriate, a confidentiality agreement limiting their use of such data, requiring them to keep the data confidential, and stipulating that the data may not be used under any circumstances for the basis of trading.
Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.
Monitoring Procedures
The Holdings Disclosure Policy and Procedures require the Fund’s CCO to: (i) monitor the procedures in place governing the disclosure and use of portfolio holdings information; (ii) report at least annually to the Board on their operation and any material changes to them; and (iii) periodically monitor the basis for the belief that Fund and Mason Street Advisors Service Providers who receive material non-public Fund holdings data will keep the information confidential.
The Board exercises oversight of disclosure of portfolio holdings information by: (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the CCO of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s CCO pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.
Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.
ORGANIZATION AND CAPITAL STOCK
The Fund was incorporated in Maryland on December 22, 1983.
The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.
All of the outstanding shares of each Portfolio are owned directly or indirectly by Northwestern Mutual. Shares of each Portfolio are presently being offered and sold only for funding variable annuity contracts and variable life insurance policies offered by Northwestern Mutual. The shares held in connection with the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by

Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.
As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.
The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.
Each Portfolio is a diversified series of the Fund, except for the Focused Appreciation Portfolio, which is non-diversified. The Fund is an open- end management investment company.
PURCHASE, REDEMPTION AND PRICING OF SHARES
Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.
Payment for the shares redeemed must be made within seven days after receipt of a redemption request in good order. The Fund typically expects to pay out redemption proceeds within two days following receipt of a redemption request in good order. The right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.
The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of outstanding shares of the Portfolio. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.
For purposes of valuing securities held by a Portfolio, Section 2(a)(41) of the 1940 Act and Rule 2a-4 thereunder provide that securities for which market quotations are readily available are to be valued at market value and all other securities and assets are to be valued at fair value as determined in good faith by the Board. Rule 2a-5 under the 1940 Act provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. This definition is consistent with the definition of a Level 1 valuation in the fair value hierarchy outlined in U.S. Generally Accepted Accounting Principles (“GAAP”). Securities and other Portfolio assets with readily available market quotations are priced at such market quotations, and all other securities and assets are fair valued in accordance with the requirements of Rule 2a-5.
The Board has designated the Adviser as valuation designee for the Fund and its Portfolios. As the valuation designee, the Adviser is responsible for the performance of fair value determinations and exercises primary and day-to-day operational responsibility for executing the fair valuation process. The Adviser has adopted valuation procedures and has appointed certain of its employees to carry out the Adviser’s responsibilities as valuation designee for the Fund. While the Board has designated the Adviser to perform these responsibilities, it will oversee the Adviser in its role as valuation designee.
Securities for Which Market Quotations are Readily Available
Portfolio securities for which market quotations are readily available are valued at current market value.
Equity securities for which market quotations are readily available are valued at the last sale or official closing price on the primary market or exchange on which they are traded as reported by a third-party pricing service. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred. Short positions of equity investments are valued in accordance with the same methodologies and procedures outlined above with respect to equity investments, except that when a last sale price or official closing price is unavailable, the latest ask price rather than the latest bid price will be used.
Futures contracts are generally valued at the closing settlement price on the exchange. Options contracts are valued at the last quoted sales price or, if there is no such reported sale, long positions are valued at the most recent quoted bid price, and short positions at the most recent quoted ask price.
If an asset or liability is valued in a currency other than U.S. dollars, its value is converted into U.S. dollars by multiplying the local currency value of the investment by the spot U.S. dollar exchange rate for such currency.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (other than ETFs), the Portfolio’s net asset value is calculated based on the net asset values of the registered open-end management companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. ETFs are valued at the last sale price as reported by a third-party pricing service on the primary exchange on which they are traded.
Securities for Which Market Quotations are Not Deemed Readily Available Under Rule 2a-5
All Portfolio securities and other assets for which market quotations are not readily available, as defined by Rule 2a-5, are valued at their fair value as determined in good faith by the valuation designee.
Debt securities are generally valued using evaluated prices based on accepted industry conventions obtained from third-party pricing services. Fair valuation procedures may be used under certain circumstances when pricing service valuations are not available or when the valuation designee determines the valuation does not reflect the debt security’s fair value. On any day a price is not available for a debt security with a remaining maturity of sixty days or less, such security may be fair valued by reference to the security’s amortized cost. Debt securities purchased on a “when issued” basis are valued at the security’s acquisition cost until a price from a pricing service becomes available, unless such security is not expected to become freely tradable promptly, in which case the security will be valued at its fair value as determined by the valuation designee.
All debt securities of the Government Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase; and thereafter the Portfolio will assume a constant proportionate amortization in value of any discount or premium until maturity.
Derivatives other than futures and options contracts are valued at prices provided by pricing services or pursuant to the valuation designee’s fair valuation procedures. Swap contracts and other derivatives are valued at evaluated prices provided by the respective exchange, a pricing service or pursuant to the valuation designee’s fair valuation procedures.
Each equity security traded on a foreign market or exchange (other than those traded in Canada, Mexico, Central and South America) will be valued at its fair value by using a pricing model furnished by a third-party service rather than using the last closing price of such foreign security on its principal overseas market.

TAXES AND DIVIDENDS
Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio, except the Government Money Market Portfolio, will distribute net capital gains annually to ensure it qualifies for tax-free treatment of capital gains under Subchapter M of the Code. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Code.
To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers (other than other regulated investment companies) which the Portfolio controls and which are engaged in the same or similar trades or businesses, or in one or more qualified publicly traded partnerships.
A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.
If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.
No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted.
FINANCIAL STATEMENTS
The Portfolios have not yet commenced operations and therefore has no performance history or financial information as of the date of this SAI. The audited financial statements for the Portfolios will appear in the Fund’s Form N-CSR filed with the SEC and on the Fund’s website when available. When available, the financial statements may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414) 271-1444, or by visiting the website at www.northwesternmutual.com.

APPENDIX A – Credit Ratings
Description of Ratings as Provided by the Rating Services
As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), (i.e. BBB- or higher by S&P Global or Baa3 or higher by Moody’s). Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.
I. FITCH’S
a. Fitch’s Corporate Bonds and Preferred Stock (long-term)
Investment Grade
AAA
Highest credit quality. ‘‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events..
AA
Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A
High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB
Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB
Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B
Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC
Substantial credit risk. ‘CCC’ ratings indicate very low margin for safety. Default is a real possibility.
CC
Very high levels of credit risk. Default of some kind appears probable.
C
Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

RD
Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating.
D
Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Distressed Debt Exchange
An exchange offer will be considered a Distressed Debt Exchange (DDE) if there is a material reduction in terms compared with the original contractual terms, and the exchange is conducted to avoid bankruptcy, similar insolvency or intervention proceedings, or a traditional payment default. The application of ratings due to a DDE event may be further explained in the relevant criteria.
b. Fitch’s Commercial Paper (short-term)
F1
Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added ‘+’ to denote any exceptionally strong credit feature.
F2
Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3
Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B
Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C
High short-term default risk. Indicates default is a real possibility.
RD
Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D
Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a heightened probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade,

“Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term not programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
Interest Only: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
Principal Only: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date. These ratings do not address the possibility that a security holder may not receive some or all of the interest due.
‘PIF’: This action indicates that an issue has been paid in full. In covered bonds, PIF is only used when all issues of a program have been repaid.
‘NR’: This action is used when an issue has reached its redemption date and rating coverage is discontinued. This indicates that a previously rated issue has been repaid, but other issues of the same program (rated or unrated) may remain outstanding.
‘WD’: Indicates that the rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.
II. MOODY’S INVESTORS SERVICE, INC.
a. Moody’s Corporate Bonds and Preferred Stock (long-term)
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper medium-grade and are subject to low credit risk
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
b. Moody’s Commercial Paper (short-term)
Moody’s short-term ratings, unlike our long-term ratings, apply to an individual issuer’s capacity to repay all short-term obligations rather than to specific short-term borrowing programs.
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
N P
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
III. S&P Global
a. S&P Global’s Corporate Bonds and Preferred Stock (long-term)
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis the following considerations:
•
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•
Nature of and provisions of the obligation; and the promise imputed.
•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
b. S&P Global Ratings Commercial Paper (short-term)

A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.

APPENDIX B - Directors and Officers
The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. The information is as of December 31, 2024, except as otherwise noted.
Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Interested Director
Rosanne L. Kropp c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1973	Chair of the Board	2024	Since January 2022, Vice President and Head of Public Investments, The Northwestern Mutual Life Insurance Company (“NM”). From November 2019 to December 2021, Vice President and Head of Investment Strategy Department at NM. From April 2016 to October 2019, Managing Director, Head of Investment Strategy at Allianz Investment Management.	27	None
Independent Directors
Christy L. Brown c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1965	Director	2012	Since July 2023, President of Alverno College (Milwaukee, Wisconsin). From 2012 to 2023, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.	27	None
William J. Gerber c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Director	2017	Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.	27	None
Gail L. Hanson c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1955	Director	2012	Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.	27	Director of Artisan Partner Funds (21 portfolios)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Elizabeth A. Levy- Navarro* c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1963 *Effective as of July 1, 2024	Director	2024	Since 2018, Corporate Advisor of Summit Strategy Advisors. From 2002 to 2017, Co-founder, CEO and Value Creation Expert of Orrington Strategies, a management consulting firm.	27	Director of Wilshire Mutual Funds Inc. (8 portfolios)
David Ribbens c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Director	2017	Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.	27	None
Donald M. Ullmann c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Director	2017	Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co- head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.	27	None
Officers
Paul A. Mikelson 720 East Wisconsin Ave. Milwaukee, WI 53202 1970	President	2022
Since January 2022, Vice
President – Product and
Administration of Mason Street
Advisors. From 2013 -
December 31, 2021, Vice
President, Multi-Manager
Investment Solutions at
Columbia Threadneedle
Investments, an Ameriprise
Financial affiliate.
				N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
Phil J. Rinzel* 720 East Wisconsin Ave. Milwaukee, WI 53202 1979 *Effective as of September 1, 2024	Vice President, Chief Financial Officer and Treasurer	2024	Since 2024, Vice President – Investment Accounting of Northwestern Mutual. From 2016 – August 31, 2024, Senior Director – Investment Accounting.	N/A	N/A
Brent G. Schutte 720 East Wisconsin Ave. Milwaukee, WI 53202 1973	Vice President - Investments	2022
Since 2015, Chief Investment
Officer of Northwestern Mutual
Wealth Management Company.
Since December 2021, Chief
Investment Officer of Mason
Street Advisors. Since March
2022, Director of Mason Street
Advisors.
				N/A	N/A
Garrett D. Aird 720 East Wisconsin Ave. Milwaukee, WI 53202 1978	Vice President - Investments	2022
Since November 2021, Vice
President – Investment
Management & Research of
Northwestern Mutual Wealth
Management Company
(NMWMC). Since December
2021, Vice President –
Investments of Mason Street
Advisors. From 2017 to
November 2021, Senior Director
– Research at NMWMC. Prior
thereto, Assistant Director –
Investments at NMWMC.
				N/A	N/A
James E. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1975	Vice President - Investments	2020	Since 2015, Vice President of Mason Street Advisors.	N/A	N/A
Rodney A. Schmucker 720 East Wisconsin Ave. Milwaukee, WI 53202 1966	Vice President - Investments	2020	Since 2015, Vice President of Mason Street Advisors.	N/A	N/A
Michael J. Conmey 720 East Wisconsin Ave. Milwaukee, WI 53202 1980	Chief Compliance Officer	2020
Vice President – Managed
Investments Compliance of
Northwestern Mutual and Chief
Compliance Officer of Mason
Street Advisors and
Northwestern Mutual
Investment Management
Company since June 2020.
Assistant General Counsel and
Assistant Secretary of
Northwestern Mutual from 2011
to 2020.
				N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]
David B. Kennedy 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Secretary	2023	Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2016. Secretary of Mason Street Advisors since 2020.	N/A	N/A
Linda L. Wisniewski* 720 East Wisconsin Ave. Milwaukee, WI 53202 1974 *Effective as of September 1, 2024	Controller and Chief Accounting Officer	2024	Since 2024, Senior Director – Investment Accounting of Northwestern Mutual. Since 2021, Head of Fund Administration. From 2011 to 2021, Assistant Director – Mutual Fund Administration.	N/A	N/A

1 Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling fifteen (15) years, commencing on the date of his or her election or appointment to the Board. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal.
2 This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.
Ms. Kropp is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, because she is a Vice President of The Northwestern Mutual Life Insurance Company, the parent corporation of Mason Street Advisors, LLC, the Fund’s investment adviser.

APPENDIX C - Ownership of Shares of the Fund
For purposes of this prospectus, Appendix C does not apply.

APPENDIX D - Portfolio Managers
Other Accounts Managed by Portfolio Managers
Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2024, unless otherwise noted.
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Fleming	Active/Passive Balanced Portfolio Active/Passive Moderate Portfolio Active/Passive Conservative Portfolio Active/Passive Aggressive Portfolio Active/Passive All Equity Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Rodney Schmucker	Active/Passive Balanced Portfolio Active/Passive Moderate Portfolio Active/Passive Conservative Portfolio Active/Passive Aggressive Portfolio Active/Passive All Equity Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brent G. Schutte	Active/Passive Balanced Portfolio Active/Passive Moderate Portfolio Active/Passive Conservative Portfolio Active/Passive Aggressive Portfolio Active/Passive All Equity Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts. (See below)

Garret D. Aird	Active/Passive Balanced Portfolio Active/Passive Moderate Portfolio Active/Passive Conservative Portfolio Active/Passive Aggressive Portfolio Active/Passive All Equity Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts. (See below)

Compensation of Portfolio Managers
Mason Street Advisors, LLC (“Mason Street Advisors”). Mason Street Advisors has adopted a system of compensation for senior personnel, including those with portfolio management responsibilities, that seeks to attract, motivate, and retain high quality investment personnel. Compensation for Mason Street Advisors’ senior personnel consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Each employee is also eligible to participate in benefit plans and programs available generally to all employees of Northwestern Mutual, the parent company of Mason Street Advisors.
At the end of the year, each employee’s performance is evaluated on a variety of factors including a subjective evaluation of competencies and behaviors deemed important to achieving Mason Street Advisors’ overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. For those personnel with portfolio management responsibilities, consideration also is given to the historic investment performance of accounts managed by such personnel. However, compensation is not increased or reduced based on a formula tied to actual or comparative investment performance.
Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. When awarded, long-term variable pay grants are credited to a deferred account that accrues interest on the balances.

Brent Schutte, Chief Investment Officer of Mason Street Advisors, and Garrett Aird, Vice President – Investments of Mason Street Advisors, are members of the portfolio management team for the Asset Allocation and Balanced Portfolios. Mr. Schutte is Chief Investment Officer for Northwestern Mutual Wealth Management Company (“NMWMC”), and Mr. Aird is Vice President – Investment Management and Research of NMWMC. NMWMC is a federal savings bank and affiliate of Mason Street Advisors. The compensation for Mr. Schutte and Mr. Aird is paid by NMWMC. NMWMC has adopted a system of compensation for its senior personnel, including those with portfolio management and investment program oversight responsibilities, that seeks to attract, motivate, and retain high quality investment personnel. Compensation for NMWMC’s senior personnel consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Each employee is also eligible to participate in benefit plans and programs available generally to all employees of Northwestern Mutual, the parent company of NMWMC. At the end of the year, each employee’s performance is evaluated on a variety of factors including a subjective evaluation of competencies and behaviors deemed important to achieving NMWMC’s overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, complexity of investment strategies, team building efforts and successes, risk management initiatives and leadership contributions. For those personnel with portfolio management or management oversight responsibilities, consideration also is given to the historic investment performance of managed accounts. However, compensation is not increased or reduced based on a formula tied to actual or comparative investment performance. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. When awarded, long-term variable pay grants are credited to a deferred account that accrues interest on the balances.
Portfolio Manager Securities Ownership
All of the outstanding shares of each Portfolio are owned either directly or indirectly by Northwestern Mutual. Northwestern Mutual holds these shares for or through its Separate Accounts and, at times, may hold shares for or through its General Account. Because the Portfolios serve as underlying investment vehicles for Northwestern Mutual’s variable annuity and life contracts, interests in the Portfolios may only be acquired through ownership of one or more of those products. As of December 31, 2024, the portfolio managers of the Fund did not own any Northwestern Mutual variable annuity or variable life contracts with investments in the Portfolio(s) they manage.

APPENDIX E - Legal Proceedings
[Reserved]

APPENDIX F – Proxy Voting Policies and Procedures
MASON STREET ADVISORS, LLC
PROXY VOTING POLICIES AND PROCEDURES
Applicability: MSA	Last Amended Date: August 28, 2023
Regulatory Authority: Rule 206(4)-6 – Advisers Act	Owner: Proxy Committee Chair Compliance Contact: EC-INVCOMPLIANCE@northwesternmutual.com
It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate any particular client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA to:
(i)
Vote proxies on behalf of those portfolios for which MSA has day-to-day portfolio management responsibilities. As of the date hereof, such portfolios include the NMSF Active/Passive Balanced and Active/Passive Moderate Portfolios (the “Allocation Suite Portfolios”).
(ii)
Fulfill its oversight responsibilities with respect to the proxy voting of the sub-advisers appointed to provide day-to-day investment management services for the other portfolios (the “Sub-Advisers”, and such portfolios, the “Sub-Advised Portfolios” or the “Sub-Advised Funds”).
To fulfill its proxy voting and related oversight responsibilities, MSA has (i) established a Proxy Voting and Corporate Action Committee (the “Committee”), (ii) adopted the U.S. Proxy Voting Guidelines (the “Guidelines”) established by Institutional Shareholder Services Inc. (“ISS”), and (iii) implemented the specific procedures outlined below (the “Procedures”).
Proxy Voting and Corporate Action Committee
The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and overseeing their implementation. The Committee shall periodically review, and may amend or otherwise modify, these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) as provided in the Committee’s Charter. The Committee is also responsible for reviewing the proxy voting determinations made by MSA portfolio managers (and investment personnel) that are contrary to the Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, for addressing any material conflicts of interest related to proxy voting that may be referred to the Committee, for reviewing the proxy policies of contracted sub-advisers or a summary thereof, and for fulfilling such other responsibilities as set forth in the Committee’s Charter.
Proxy Voting Guidelines
The Guidelines were developed and are maintained by ISS, an independent proxy advisory firm retained by MSA. Because the Allocation Suite Portfolios operate primarily as an affiliated fund of funds by investing in one or more of the Sub-Advised Portfolios, and because MSA employs mirror voting for the Allocation Suite Portfolios when casting proxy votes on proposals related to the Sub-Advised Portfolios (see Section C), MSA expects that its proxy voting decisions for the Allocation Suite Portfolios will be primarily limited to investments in other mutual funds and exchange-traded funds (“ETFs”). Attached as Exhibit A is the section of the Guidelines relating to proxy voting proposals common among mutual funds and ETFs (the “Fund Guidelines”). The Committee shall periodically review and update the Fund Guidelines, as necessary.
MSA will generally vote proxies consistent with the Fund Guidelines. However, the Fund Guidelines do not provide an exhaustive list of all potential voting issues that may arise with respect to any particular mutual fund or ETF. In circumstances where the Fund Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. In addition, while the Fund Guidelines are to be followed as a general policy, MSA portfolio managers may determine that a vote contrary to the Fund Guidelines is in the best interests of the Allocation Suite Portfolios after considering all relevant facts and circumstances. Such contrary votes shall be made in accordance with these Procedures.
Proxy Voting Procedures
A.
Administration & Oversight
Allocation Suite Portfolios. The Committee is responsible for administering the proxy voting process for the Allocation Suite Portfolios. MSA has engaged ISS to assist in the voting of proxies, including access to its proxy exchange, notification of upcoming and pending proxy solicitations, research and voting recommendations, executing voting instructions with custodians, and maintaining records (including proxy statements and voting instructions) which must be provided promptly to MSA upon request.
The Allocation Suite Portfolios’ holdings are sent to ISS daily. ISS identifies any shareholder meeting notices that are available for the holdings and reviews the related proxy materials against the Guidelines. Following this review, ISS generates a voting recommendation on each proposal in accordance with its application of the Guidelines, which MSA considers in making its independent proxy voting decision. To assist MSA in its voting decision, ISS makes available the proxy statement for a particular solicitation and a comprehensive research report on the proxy proposal and the associated voting items which sets forth its analysis and conclusions along with its voting recommendation. ISS provides reports to MSA that summarize all upcoming proxy votes.
Sub-Advised Portfolios. For Sub-Advised portfolios, proxies may be voted by and in accordance with the proxy voting policies and procedures of the applicable Sub-Adviser, as approved by the fund boards of directors. The Sub-Adviser’s proxy voting policies and procedures are evaluated for compliance with Rule 206(4)-7, in order to determine if they are reasonably designed to ensure that the Sub-Adviser votes securities in the best interest of clients. The Committee oversees the proxy processes of Sub-Advisers by periodically reviewing the proxy policies and procedures of the Sub-Advisers, and any amendments, to (i) assess whether they are reasonably designed to provide that proxy voting will be in the best interests of the funds for which MSA acts as investment advisor, (ii) assess the Sub-Adviser’s use of proxy advisory firms (if any) and the Sub-Adviser’s process for adequately overseeing such firms, (iii) and assess the Sub-Adviser’s process for identifying and resolving potential conflicts of interest in the proxy voting process. The Committee will also consider periodic reports provided by Northwestern Mutual’s Managed Investments and Fund Compliance Department (“Compliance”) in connection with periodic compliance reports provided by Sub-Advisers. The Committee may consider such other information that the Committee determines appropriate to fulfill its oversight responsibilities with respect to Sub-Advisers. Periodic on-site, video conference and/or written inquiry due diligence reviews may be conducted as deemed appropriate by the Committee.
B.
Voting Determinations
Votes in Accordance with Guideline-Based Recommendations. MSA’s portfolio managers are responsible for determining the voting decisions on securities held in the Allocation Suite Portfolios. Generally, portfolio managers will vote proxies in accordance with ISS’s recommendations. As such, ISS is instructed to vote all proxy proposals in accordance with its recommendations unless MSA provides notification that it intends to vote contrary.
Votes Contrary to Guideline-Based Recommendations. MSA’s portfolio managers shall review proxy proposals relating to investments made by the Allocation Suite Portfolios to identify circumstances where they believe the best interest of one or both of the Allocation Suite Portfolios may warrant a vote contrary to ISS’s recommendation. If an MSA portfolio manager determines to vote contrary to ISS’s recommendation, then the portfolio manager shall notify ISS of the contrary vote after following the applicable Procedures. A summary of votes made contrary to the Guidelines shall be reviewed by the Committee at its next regularly scheduled meeting. MSA’s portfolio managers will report to the Committee regarding the rationale supporting contrary votes.
Voting in Absence of ISS Recommendation. In instances where no recommendation is provided by ISS and/or the subject of the proxy vote is not addressed in the Guidelines, MSA’s portfolio managers shall determine the proxy vote in a manner consistent with these Procedures, giving appropriate consideration to all relevant facts and circumstances, and the best interests of the Allocation Suite Portfolios.

Voting for Multiple Accounts. It may be possible that the same security is held by both Allocation Suite Portfolios. If proxy votes are cast differently between the Allocation Suite Portfolios, the rationale shall be reported to the Committee at its next regularly scheduled meeting.
C.
Conflicts of Interest
Identification of Conflicts of Interest. From time to time, MSA or its portfolio managers may have a conflict of interest in making proxy voting determinations for the Allocation Suite Portfolios. Examples of potential conflicts of interest include:
➢
Business Relationships. A potential conflict may arise in connection with a proxy voting proposal relating to a company (or its affiliated persons) with whom MSA, or an affiliate, has a material business relationship. In such case, the failure to vote in a manner favorable to the company could harm MSA’s relationship with the company. For example, a potential conflict may occur in an instance involving a proxy proposal relating to a director of MSA or Northwestern Mutual1, who also serves as a director of a public company or a member of the company’s management.
➢
Personal or Familial Relationships. A potential conflict may arise in connection with a proxy voting proposal relating to a company (or its affiliated persons) with whom MSA, an officer, director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a potential conflict may occur in an instance involving a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.
In order to assist with managing such conflicts, Compliance shall prepare and maintain a Potential Conflicts Watch List (the “List”), with the assistance of Northwestern Mutual’s Law Department (“Law”) and MSA, which shall seek on a best efforts basis to include the names of public issuers that have been identified and determined to potentially pose a conflict of interest with respect to MSA’s proxy voting activities. With respect to Personal or Familial Relationships, MSA personnel have an ongoing responsibility to report and update, as necessary, their personal and familial relationships that may pose a conflict of interest. The List shall be periodically reviewed and updated by Compliance (with the assistance of Law and MSA), as necessary.
Resolving Conflicts of Interest. The MSA portfolio manager(s) or investment personnel of MSA involved in making proxy determinations for the Allocation Suite Portfolios have primary responsibility for identifying potential conflicts of interest that may be presented in connection with the review of a particular proxy proposal, and shall provide full, fair and timely disclosure of such conflicts to the Chief Compliance Officer of the fund and MSA (the “CCOs”) and obtain his/her informed consent before submitting a voting instruction on such proxy proposal. For purposes of identifying conflicts of interest under these procedures, MSA investment personnel will rely upon the objective facts available to them about an issuer and its voting matters from reliable sources. The appearance of the issuer (or its affiliate) on the List shall be deemed to create a potential conflict of interest requiring disclosure to the CCOs.
If a potential conflict of interest is identified and reported to the CCOs, the following Procedures shall be followed on a case-by-case basis as determined to be most appropriate in light of the totality of the circumstances:
○
If the potential conflict of interest involves a Personal or Familial Relationship of the MSA portfolio manager charged with voting the proxy proposal, then the portfolio manager shall recuse himself/herself from the voting decision and the adviser CCO shall direct the proxy be voted by a different MSA portfolio manager (or other investment personnel) for whom no conflict of interest exists.
○
○
If the potential conflict involves a Business Relationship, then the following Procedures shall generally be followed:
•
If the portfolio manager’s vote recommendation is consistent with the recommendation of ISS, then the adviser CCO may determine that the conflict is adequately addressed by following the recommendation of ISS, which is developed through application of the Guidelines which are pre-determined.
•
If the portfolio manager’s vote recommendation is inconsistent with the recommendation of ISS (or if the proposal is not covered by the Guidelines and/or no ISS recommendation is available), then the adviser

1 Northwestern Mutual is MSA’s parent company.

CCO may take such other steps deemed necessary to reasonably address the conflict, including but not limited to (i) directing the Committee to determine the vote, (ii) following the recommendation of ISS (if any), (iii) escalating the vote to the Fund Board to determine the vote, or (iv) engaging another third party fiduciary to assist in determining the vote (e.g., the Law Department and/or outside counsel).
•
If the adviser CCO determines to address a material conflict of interest by directing the Committee to review and determine the vote, then the Committee shall consider (i) the portfolio manager’s written recommendation and rationale, and any other contact that the portfolio manager has had with persons outside of MSA regarding voting on the proxy proposal (as reported by the portfolio manager), (ii) ISS’s written recommendation and supporting materials (if any), (iii) the applicable proxy statement and other issuer solicitation materials, and (iv) any other relevant information provided by the portfolio manager. If the Fund Board or other third-party fiduciary is engaged to assist in determining the vote, then such party(ies) shall be provided with the foregoing materials.
•
If the Committee is engaged to determine the vote, then the Committee shall consider the foregoing materials and all other relevant facts and circumstances to determine the vote. The Committee shall document its voting rationale and retain such documentation together with the supporting materials considered with the books and records of the Committee.
Mirror & Pass-Through Voting. MSA will employ “mirror voting” or “pass-through voting” when casting proxies for the Allocation Suite Portfolios in the following circumstances:
1.
To avoid a potential conflict of interest when casting proxy votes for the Allocation Suite Portfolios with respect to shares held by the Allocation Suite Portfolios of one or more of the Series Fund’s other portfolios (an “underlying portfolio”), MSA will employ mirror voting. Mirror voting means that MSA will vote the shares of the underlying portfolio in the same proportion as the voting instructions received by Northwestern Mutual from holders of variable annuity contracts and variable life insurance policies with an allocation to the underlying portfolio.
2.
With respect to the Allocation Suite Portfolios’ investment in acquired funds that are not other portfolios of the Series Fund (i.e., not part of the “same group of investment companies”) under Rule 12d1- 4, MSA will employ mirror voting or pass-through voting, as required, in accordance with the voting restrictions set forth in Section III.E. of the Series Fund Rule 12d1-4 Policy and Procedures.
D.
Decisions to Not Vote
MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the Fund of casting such a vote.
From time to time, securities to which voting rights attach on record date may be sold after record date but prior to the time votes are required to be cast. In these circumstances, it is MSA’s policy to vote such proxies.
Although MSA and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.
E.
Time Phase Voting
In connection with voting proxies for certain securities, MSA may be entitled to employ time phase voting, a corporate law concept that allows longer-term shareholders to vote more than their current shares of record. It is MSA’s policy to employ time phase voting for those securities where, in accordance with MSA’s normal record retention schedule, records necessary to determine a client’s historical security positions are available.
F.
Oversight of Proxy Advisory Firms
With respect to proxy advisory firms appointed by MSA, the Committee will oversee the proxy services provided by such firms. When determining whether to engage or continue to engage a proxy advisory firm, the Committee reviews the policies and considerations applied by the proxy advisory firm in voting proxies. The Committee shall periodically conduct due diligence of any proxy advisory firm that provides services to MSA to assess, among other things: (i) the nature, extent and services provided by the firm; (ii) the capacity and competency to provide such services; (iii) the proxy advisory firm’s policies and procedures for addressing conflicts of interest with respect to its proxy voting recommendations; and (iv) the extent to which the occurrence of factual errors, incompleteness with respect to data or reporting information, or methodological weakness in the proxy advisory firm’s analysis (that the Committee becomes aware of and deems credible and relevant to its voting determinations) materially affected the proxy advisory firm’s research or recommendations that MSA utilized in discharging its proxy voting responsibilities. MSA will request that the proxy advisory firm update MSA on an ongoing basis regarding any business changes relevant to the proxy advisory firm’s competence to provide voting services (including but not limited to the formulation of recommendations), any conflicts of interest that may arise with respect to the firm’s recommendations, and any material operational or compliance issues.
G.
Miscellaneous
•
1. Reconciliation and Oversight
In accordance with its general oversight responsibilities, MSA will periodically reconcile the number of shares voted to actual shares held on record date.
•
2. Recordkeeping
MSA shall retain or cause ISS to retain proxy statements received regarding the Allocation Suite Portfolios, records of votes cast on behalf of the Allocation Suite Portfolios, records of Fund-level requests for proxy voting information, records relating to reconciliations performed and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as these Procedures or the Guidelines, Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of five years from the end of the fiscal year during which the last entry was made.
•
3. Disclosure Policy
MSA will generally not disclose its voting intentions to any party other than to Fund Boards, ISS, custodians and similar service providers. However, from time to time, MSA may discuss matters related to an upcoming proxy vote with the issuer of the securities subject to the vote or its agent(s). In such cases, MSA may disclose its voting intentions when it determines that such disclosure is appropriate and in the best interest of the Fund.
•
4. Fixed Income and Non-Voting Securities
To the extent applicable, these Procedures will also be used by MSA for exercising voting rights which may arise in limited circumstances upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights (for example, units comprised of equity and debt that are issued by certain foreign REITs). As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the portfolios they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, MSA portfolio managers shall determine the proxy vote in a manner consistent with these Procedures, giving appropriate consideration to all relevant facts and circumstances, and the best interests of the portfolios. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Procedures in Section C, above, shall be followed.
•
5. Corporate Actions
The procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for equity, fixed income or other traditionally non-voting securities (so called “corporate actions”). However, it is the policy of MSA to process corporate actions in a manner consistent with the best interests of the Fund and in so doing not to subrogate the Funds’ interests to its own. Northwestern Mutual’s Treasury, Risk, Investment Operations, Analytics and Data (TRIAD) personnel (as service providers to MSA) are responsible for processing corporate actions, as well as for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolios from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers, and for maintaining voting records.
* * * * * * *

Exhibit A

United States

Proxy Voting Guidelines

Benchmark Policy Recommendations

Mutual Fund Proxies

Effective for Meetings on or after February 1, 2024
Published early January, 2024
www.issgovernance.com

8. Mutual Fund Proxies
Election of Directors
General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.
Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes
General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.
Converting Closed-end Fund to Open-end Fund
General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:
•
Past performance as a closed-end fund;
•
Market in which the fund invests;
•
Measures taken by the board to address the discount; and
•
Past shareholder activism, board activity, and votes on related proposals.
Proxy Contests
General Recommendation: Vote case-by-case on proxy contests, considering the following factors:
•
Past performance relative to its peers;
•
Market in which the fund invests;
•
Measures taken by the board to address the issues;
•
Past shareholder activism, board activity, and votes on related proposals;
•
Strategy of the incumbents versus the dissidents;
•
Independence of directors;
•
Experience and skills of director candidates;
•
Governance profile of the company; and
•
Evidence of management entrenchment.
Investment Advisory Agreements
General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:
•
Proposed and current fee schedules;
•
Fund category/investment objective;
•
Performance benchmarks;
•
Share price performance as compared with peers;
•
Resulting fees relative to peers; and
•
Assignments (where the advisor undergoes a change of control).
Approving New Classes or Series of Shares
General Recommendation: Vote for the establishment of new classes or series of shares.
Preferred Stock Proposals
General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
•
Stated specific financing purpose;
•
Possible dilution for common shares; and
•
Whether the shares can be used for antitakeover purposes.

1940 Act Policies
General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
•
Potential competitiveness;
•
Regulatory developments;
•
Current and potential returns; and
•
Current and potential risk.
Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.
Changing a Fundamental Restriction to a Nonfundamental Restriction
General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:
•
The fund's target investments;
•
The reasons given by the fund for the change; and
•
The projected impact of the change on the portfolio.
Change Fundamental Investment Objective to Nonfundamental
General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.
Name Change Proposals
General Recommendation: Vote case-by-case on name change proposals, considering the following factors:
•
Political/economic changes in the target market;
•
Consolidation in the target market; and
•
Current asset composition.
Change in Fund's Subclassification
General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:
•
Potential competitiveness;
•
Current and potential returns;
•
Risk of concentration; and
•
Consolidation in target industry.
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:
•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•
The company has demonstrated responsible past use of share issuances by either:
•
Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
•
Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation
General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•
Strategies employed to salvage the company;
•
The fund’s past performance; and
•
The terms of the liquidation.
Changes to the Charter Document
General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
•
The degree of change implied by the proposal;
•
The efficiencies that could result;
•
The state of incorporation; and
•
Regulatory standards and implications.
Vote against any of the following changes:
•
Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•
Removal of shareholder approval requirement for amendments to the new declaration of trust;
•
Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
•
Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
•
Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements; or
•
Removal of shareholder approval requirement to change the domicile of the fund.
Changing the Domicile of a Fund
General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:
•
Regulations of both states;
•
Required fundamental policies of both states; and
•
The increased flexibility available.
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.
Distribution Agreements
General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:
•
Fees charged to comparably sized funds with similar objectives;
•
The proposed distributor’s reputation and past performance;
•
The competitiveness of the fund in the industry; and
•
The terms of the agreement.
Master-Feeder Structure
General Recommendation: Vote for the establishment of a master-feeder structure.
Mergers
General Recommendation: Vote case-by-case on merger proposals, considering the following factors:
•
Resulting fee structure;
•
Performance of both funds;
•
Continuity of management personnel; and

•
Changes in corporate governance and their impact on shareholder rights.
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.
Reimburse Shareholder for Expenses Incurred
General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.
Terminate the Investment Advisor
General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:
•
Performance of the fund’s Net Asset Value (NAV);
•
The fund’s history of shareholder relations; and
•
The performance of other funds under the advisor’s management.

APPENDIX G – Portfolio Holdings Disclosure Recipients
Fund and Mason Street Advisors Service Providers
Based on the nature of the services provided to the Fund by the following Service Providers, each such Service Provider has access to the Fund’s portfolio holdings on a daily basis:
•
The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC.
•
Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers (with respect to the Portfolio(s) for which they provide services), for the Fund and their service providers as necessary for them to provide the services they have agreed directly or indirectly to provide.
•
State Street Bank and Trust Company, in its capacity as custodian and mutual fund accountant, and foreign custody network participants and depositories utilized by the foregoing, and in connection with the provision of regulatory filing and liquidity classification services.
•
BBH Infomediary in its capacity as data aggregator.
•
Institutional Shareholder Services, Inc. in its capacity as proxy service provider for Mason Street Advisors, LLC.
•
Fidelity National Information Services, Inc. (FIS) in its capacity as provider of Code of Ethics compliance services.
•
Bloomberg L.P. for order management and portfolio compliance services.
•
FactSet Research Systems, Inc. in connection with conducting attribution analyses on Series Fund Portfolios.
•
ZENO AN Solutions and Basis Global Analytics in their capacity as a provider of portfolio transition analysis when new sub-advisers are transitioned.
•
Ernst & Young as provider of Global Tax Services.
•
Financial Recovery Technologies in its capacity as provider of class action services.
•
KPMG LLP in its capacity as provider of tax compliance, tax provision, and tax consulting services.
The following Service Providers receive portfolio holdings information covering various periods, with varying lag times, depending on the nature of the services provided to the Fund, as indicated below with respect to each Service Provider:
•
The Fund’s directors and legal counsel to the independent directors, on a monthly and quarterly basis, generally within 20 days following the end of each such period, or as requested or necessary from time to time to fulfill their duties to the Fund.
•
PricewaterhouseCoopers LLP in its capacity as independent auditors for the Fund, on an annual basis, beginning within three days following year-end, and on one or two occasions during the year, for interim designated periods during the year for purposes of testing, and as may be requested from time to time, all in order to fulfill their duties associated with functioning as independent auditors to the Fund.
•
Global Trade Analytics LLC in connection with evaluating the quality and cost of trade execution of the Portfolio transactions for the Mason Street Advisors, LLC advised Portfolios and the sub-advised Portfolios, on a monthly basis, provided after the close of business on the last day of each month.
•
ICE Data Pricing and Reference Data, Inc. and its affiliates, LSEG Data & Analytics, Pricing Direct Inc., S&P Global, Bloomberg L.P., Bank of America Merrill Lynch PriceServe, and CanDeal Data & Analytics in their respective capacities as providers of pricing services, on a daily basis aggregated with holdings of other funds and clients of State Street Bank and Trust Company, and periodically on an individual Portfolio or holding basis as deemed necessary from time to time for pricing or valuation purposes.
•
Virtu Financial, LLC. in connection with their provision of international fair value factors and related back testing.
•
Financial writers utilized to assist in the preparation of fund advertising and reporting materials, on a quarterly, semi-annual and annual basis, generally within one week following the end of each such period.
•
Financial printers used to print advertising and regulatory materials, at the Fund’s semi-annual and annual periods, generally within four weeks following the end of each such period.
•
Sub-advisers appointed by Mason Street Advisors (but not yet effective) as part of the transition to a new sub-adviser.

PART C
OTHER INFORMATION
Item 28.
Exhibits
Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(a)	Articles of Incorporation of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 1983	EX-99.B1 to Form N-1A Post- Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(b)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 3, 1993	EX-99.B1(a) to Form N-1A Post- Effective Amendment No. 13 for Northwestern Mutual Series Fund, Inc. filed on April 26, 1996
(a)1(c)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 4, 1999 and filed with the State of Maryland on February 11, 1999	Exhibit A(1) to Form N-1A Post- Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(a)1(d)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on May 3, 2001 and filed with the State of Maryland on May 4, 2001	Exhibit A(1) to Form N-1A Post- Effective Amendment No. 20 for Northwestern Mutual Series Fund, Inc. filed on May 17, 2001
(a)1(e)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on November 7, 2002 and filed with the State of Maryland on January 31, 2003	Exhibit A(1) to Form N-1A Post- Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(f)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 6, 2003 and filed with the State of Maryland on February 7, 2003	Exhibit A(2) to Form N-1A Post- Effective Amendment No. 23 for Northwestern Mutual Series Fund, Inc. filed on February 14, 2003
(a)1(g)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on August 3, 2006 and filed with the State of Maryland on February 2, 2007	Exhibit (a)1(g) to Form N-1A Post- Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(h)	Resolutions to Amend the Articles of Incorporation of Northwestern Mutual Series Fund, Inc. adopted by the Directors on February 21, 2007 and filed with the State of Maryland on February 22, 2007	Exhibit (a)1(h) to Form N-1A Post- Effective Amendment No. 30 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(a)1(i)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 25, 2007	Exhibit (a)1(i) to Form N-1A Post- Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(a)1(j)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 7, 2008	Exhibit (a)1(j) to Form N-1A Post- Effective Amendment No. 34 for Northwestern Mutual Series Fund, Inc. filed on April 23, 2008
(a)1(k)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 22, 2010	Exhibit (a)1(k) to Form N-1A Post- Effective Amendment No. 40 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2011

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)1(l)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on May 15, 2013	Exhibit (a)1(1) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(m)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on December 5, 2013	Exhibit (a)1(m) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(a)1(n)	Articles Supplementary of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on March 10, 2015	Exhibit (a)1(n) to Form N-1A Post- Effective Amendment No. 58 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2015
(a)1(o)	Articles of Amendment of Northwestern Mutual Series Fund, Inc. filed with the State of Maryland on April 1, 2016	Exhibit (a)1(o) to Form N-1A Post- Effective Amendment No. 62 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2016
(a)1(p)	Certificate of Correction filed with the State of Maryland on July 27, 2015	Exhibit (a)1(o) to Form N-1A Post- Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015
(b)1(a)	Amended and Restated By-Laws of Northwestern Mutual Series Fund, Inc. adopted on August 5, 2004	Exhibit (b)1(j) to Form N-1A Post- Effective Amendment No. 26 for Northwestern Mutual Series Fund, Inc. filed on February 18, 2005
(b)1(b)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated May 4, 2006	Exhibit (b)1(k) to Form N-1A Post- Effective Amendment No. 29 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2007
(b)1(c)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 6, 2008	Exhibit (b)1(l) to Form N-1A Post- Effective Amendment No. 36 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2009
(b)1(d)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 16, 2011	Exhibit (b)1(m) to Form N-1A Post- Effective Amendment No. 46 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2012
(b)1(e)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated December 31, 2014	Exhibit (b)1(e) to Form N-1A Post- Effective Amendment No. 57 for Northwestern Mutual Series Fund, Inc. filed on February 20, 2015
(b)1(f)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 19, 2015	Exhibit (b)1(f) to Form N-1A Post- Effective Amendment No. 61 for Northwestern Mutual Series Fund, Inc. filed on February 19, 2016
(b)1(g)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated August 16, 2016	Exhibit (b)1(g) to Form N-1A Post- Effective Amendment No. 64 for Northwestern Mutual Series Fund, Inc. filed on December 22, 2016

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(b)1(h)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated November 28, 2018	Exhibit (b)1(h) to Form N-1A Post- Effective Amendment No. 73 for Northwestern Mutual Series Fund, Inc. filed on January 15, 2019
(b)1(i)	Amendment to By-Laws of Northwestern Mutual Series Fund, Inc. dated June 5, 2019	Exhibit (b)1(i) to Form N-1A Post- Effective Amendment No. 76 for Northwestern Mutual Series Fund, Inc. filed on January 30, 2020
(d)1(a)	Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012	Exhibit (d)1(i) to Form N-1A Post- Effective Amendment No. 48 for Northwestern Mutual Series Fund, Inc. filed on December 17, 2012
(d)1(b)	Amended Exhibit A to the Amended and Restated Advisory Agreement between Northwestern Mutual Series Fund, Inc. and Mason Street Advisors, LLC dated April 30, 2012, as amended November 15, 2013	Exhibit (d)1(j) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(d)2(a)	Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and J.P. Morgan Investment Management, Inc. (on behalf of the Large Cap Blend Portfolio) dated July 31, 2023	Exhibit (d)2(a) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(b)
Third Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and Delaware Investments Fund Advisers (on
behalf of the Domestic Equity Portfolio) dated September 7, 2023
Exhibit(d)2(b) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(c)(1)
Sixth Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of the Short-Term Bond, Equity Income, and Growth Stock Portfolios)
dated November 30, 2022
Exhibit (d)2(c)(1) to Form N-1A Post-Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(c)(2)
Amendment to Sixth Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and T. Rowe Price
Associates, Inc. (on behalf of the Growth Stock Portfolio) dated
February 28, 2023
Exhibit (d)2(c)(2) to Form N-1A Post-Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(d)(1)
Fourth Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Pacific Investment Management
Company LLC (on behalf of the Long-Term U.S. Government Bond and
Multi-Sector Bond Portfolios) dated November 30, 2022
Exhibit (d)2(d) to Form N-1A Post- Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(d)(2)
Amendment to Fourth Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and Pacific Investment
Management Company LLC (on behalf of the Multi-Sector Bond Portfolio)
dated January 1, 2024
Exhibit (d)2(d)(2) to Form N-1A Post-Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(e)
Third Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and Loomis, Sayles & Company, L.P. (on
behalf of the Focused Appreciation Portfolio) dated September 7, 2023
Exhibit (d)2(e) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(f)	Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and FIAM LLC (on behalf of the International Growth Portfolio) dated May 31, 2023	Exhibit (d)2(f) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(g)
Fourth Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and Massachusetts Financial Services
Company (on behalf of the Research International Core Portfolio) dated
May 31, 2023
Exhibit (d)2(g) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(h)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Dodge & Cox (on behalf of International Equity Portfolio) dated May 31, 2023	Exhibit (d)2(h) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(i)(1)
Third Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and Wellington Management Company LLP
(on behalf of the Small Cap Growth Stock, Large Cap Core Stock and Mid
Cap Growth Stock Portfolios) dated February 28, 2023
Exhibit (d)2(i) to Form N-1A Post- Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(i)(2)
Amendment to the Third Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and Wellington
Management Company LLP (on behalf of the Small Cap Growth Stock and
Large Cap Core Stock Portfolios) dated February 29, 2024
Exhibit (d)2(i)(2) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(j)
Fourth Amended and Restated Investment Sub-Advisory Agreement
between Mason Street Advisors, LLC and American Century Investment
Management, Inc. (on behalf of the Large Company Value, Mid Cap Value and Inflation Protection Portfolios) dated September 7, 2023
Exhibit (d)2(j) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(k)(1)	Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and BlackRock Advisors, LLC (on behalf of the Government Money Market Portfolio) dated November 30, 2022	Exhibit (d)2(k)(1) to Form N-1A Post-Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(k)(2)
Amendment to the Third Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and BlackRock Advisors,
LLC (on behalf of the Government Money Market Portfolio) dated
November 30, 2023
Exhibit (d)2(k)(2) to Form N-1A Post-Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(k)(3)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and BlackRock Advisors, LLC (on behalf of the Index 500 Stock Portfolio) dated November 30, 2022	Exhibit (d)2(k)(2) to Form N-1A Post-Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(l)(1)	Amended and Restated Sub-Advisory Agreement between Mason Street Advisors, LLC and Allspring Global Investments, LLC (on behalf of the Select Bond Portfolio) dated November 30, 2022	Exhibit (d)2(l) to Form N-1A Post- Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(l)(2)	Amendment to the Amended and Restated Sub-Advisory Agreement between Mason Street Advisors, LLC and Allspring Global Investments, LLC (on behalf of the Select Bond Portfolio) dated November 30, 2023	Exhibit (d)2(l)(2) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(m)	Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and abrdn Investments Limited (on behalf of the Emerging Markets Equity Portfolio) dated May 31, 2023	Exhibit (d)2(m) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(n)
Third Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and Federated Investment Management
Company (on behalf of the High Yield Bond Portfolio) dated
September 7, 2023
Exhibit (d)2(n) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(d)2(o)(1)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Northern Trust Investments, Inc. (on behalf of the Index 400 Stock Portfolio) dated February 28, 2023	Exhibit (d)2(o)(1) to Form N-1A Post-Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(o)(2)
Amendment to the Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and Northern Trust
Investments, Inc. (on behalf of the Index 400 Stock Portfolio) dated
February 29, 2024
Exhibit (d)2(o)(2) to Form N-1A Post-Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(o)(3)	Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors, LLC and Northern Trust Investments, Inc. (on behalf of the Index 600 Stock Portfolio) dated February 28, 2023	Exhibit (d)2(o)(2) to Form N-1A Post-Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(d)2(o)(4)
Amendment to the Amended and Restated Investment Sub-Advisory
Agreement between Mason Street Advisors, LLC and Northern Trust
Investments, Inc. (on behalf of the Index 600 Stock Portfolio) dated
February 29, 2024
Exhibit (d)2(o)(4) to Form N-1A Post-Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(d)2(p)
Amended and Restated Investment Sub-Advisory Agreement between
Mason Street Advisors, LLC and T. Rowe Price Investment Management,
Inc. (on behalf of the Small Cap Value Portfolio) dated November 30, 2022
Exhibit (d)2(p) to Form N-1A Post- Effective Amendment No. 87 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2023
(g)1	Custodian Agreement between Northwestern Mutual Series Fund, Inc. and State Street Bank and Trust Company dated August 14, 2017	Exhibit (g)1 to Form N-1A Post- Effective Amendment No. 68 for Northwestern Mutual Series Fund, Inc. filed on January 19, 2018
(g)2	Amendment to the Custodian Agreement between Northwestern Mutual Series Fund, Inc. and State Street Bank and Trust Company dated January 18, 2024	Exhibit (g)2 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(h)1(a)	License Agreement between Standard & Poor’s Corporation and Northwestern Mutual Series Fund, Inc. (on behalf of the Index 400 Stock Portfolio), dated February 19, 1999	Exhibit H(9) to Form N-1A Post- Effective Amendment No. 16 for Northwestern Mutual Series Fund, Inc. filed on February 25, 1999
(h)1(b)
Form of License Agreement between Standard & Poor’s, a division of The
McGraw-Hill Companies, Inc. and Northwestern Mutual Series Fund, Inc.
(on behalf of the Index 600 Stock Portfolio), dated April 27, 2007
Exhibit (h)1(b) to Form N-1A Post- Effective Amendment No. 31 for Northwestern Mutual Series Fund, Inc. filed on April 27, 2007
(h)2(a)	Agreement to Waive Mason Street Advisors, LLC Investment Advisory Fees Relating to Certain Portfolios of Northwestern Mutual Series Fund, Inc. dated March 15, 2024	Exhibit (h)2(a) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(h)2(b)	Agreement to Pay or Reimburse Certain Expenses between Mason Street Advisors, LLC and Northwestern Mutual Series Fund, Inc. dated March 15, 2024	Exhibit (h)2(b) to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(h)3
Fund of Funds Investment Agreement between Northwestern Mutual Series
Fund, Inc. and BlackRock ETF Trust, BlackRock ETF Trust II, iShares
Trust, iShares, Inc., and iShares U.S. ETF Trust dated January 19, 2022
Exhibit (h)3 to Form N-1A Post- Effective Amendment No. 83 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2022

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(h)4	Fund of Funds Investment Agreement between Northwestern Mutual Series Fund, Inc. and J.P. Morgan Exchange-Traded Fund Trust dated January 19, 2022	Exhibit (h)4 to Form N-1A Post- Effective Amendment No. 83 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2022
(h)5	Fund of Funds Investment Agreement between Northwestern Mutual Series Fund, Inc. and PIMCO ETF Trust and PIMCO Equity Series dated January 19, 2022	Exhibit (h)5 to Form N-1A Post- Effective Amendment No. 83 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2022
(h)6
Fund of Funds Investment Agreement between Northwestern Mutual Series
Fund, Inc. and State Street Global Advisors Trust Company (SPDR S&P
500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust) dated
January 19, 2022
Exhibit (h)6 to Form N-1A Post- Effective Amendment No. 83 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2022
(h)7	Fund of Funds Investment Agreement between Northwestern Mutual Series Fund, Inc. and The Select Sector SPDR Trust dated January 19, 2022	Exhibit (h)7 to Form N-1A Post- Effective Amendment No. 83 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2022
(h)8	Fund of Funds Investment Agreement between Northwestern Mutual Series Fund, Inc. and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust dated January 19, 2022	Exhibit (h)8 to Form N-1A Post- Effective Amendment No. 83 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2022
(h)9	Fund of Funds Investment Agreement between Northwestern Mutual Series Fund, Inc. and Vanguard Funds dated January 19, 2022	Exhibit (h)9 to Form N-1A Post- Effective Amendment No. 83 for Northwestern Mutual Series Fund, Inc. filed on February 11, 2022
(h)10	Fund of Funds Investment Agreement between Northwestern Mutual Series Fund, Inc. and Schwab Strategic Trust dated April 17, 2024	Exhibit (h)10 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(h)11	Fund of Funds Investment Agreement between Northwestern Mutual Series Fund, Inc. and abrdn ETFs dated April 18, 2024	Exhibit (h)11 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(i)	Opinion and Consent of Counsel	To be Filed by Subsequent Amendment
(j)	Consent of Independent Registered Public Accounting Firm	None
(p)1	Personal Trading Policy Adopted by Mason Street Advisors, LLC, Northwestern Mutual Series Fund, Inc. and Northwestern Mutual Investment Management Company, LLC dated June 5, 2023	Exhibit (p)1 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(p)2	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective June 3, 2013 (applicable to T. Rowe Price Associates, Inc.)	Exhibit (p)1(h) to Form N-1A Post- Effective Amendment No. 52 for Northwestern Mutual Series Fund, Inc. filed on December 16, 2013
(p)3	American Century Investments Code of Ethics revised in 2011	Exhibit (p)7(c) to Form N-1A Post- Effective Amendment No. 42 for Northwestern Mutual Series Fund, Inc. filed on April 29, 2011

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)4	MFS (Massachusetts Financial Services Company) Code of Ethics Policy effective December 29, 2023	Exhibit (p)4 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(p)5	PIMCO Code of Ethics effective January 2013	Exhibit (p)9(d) to Form N-1A Post- Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)6	Delaware Investments Code of Ethics effective January 1, 2013	Exhibit (p)11(b) to Form N-1A Post- Effective Amendment No. 50 for Northwestern Mutual Series Fund, Inc. filed on April 30, 2013
(p)7	J.P. Morgan Investment Management, Inc. Code of Ethics effective April 26, 2023	Exhibit (p)7 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(p)8	Wellington Management Company LLP Code of Ethics effective December 1, 2023	Exhibit (p)8 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(p)9	BlackRock Advisors, LLC Code of Business Conduct and Ethics effective July 21, 2014	Exhibit (p)14 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)10	BlackRock Advisors, LLC Personal Trading Policy effective October 1, 2014	Exhibit (p)15 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)11	Allspring Global Investments, LLC Code of Ethics effective November 1, 2021	Exhibit (p)11 to form N-1A Post- Effective Amendment No. 85 for Northwester Mutual Series Fund, Inc. filed on April 28, 2022.
(p)12	Federated Investment Management Company Code of Business Conduct and Ethics effective July 25, 2013	Exhibit (p)17 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)13	Federated Investment Management Company Code of Ethics for Access Persons effective September 30, 2012	Exhibit (p)18 to Form N-1A Post- Effective Amendment No. 56 for Northwestern Mutual Series Fund, Inc. filed on November 17, 2014
(p)14	Loomis, Sayles & Company, L.P. Code of Ethics as amended November 30, 2023	Exhibit (p)14 to Form N-1A Post- Effective Amendment No. 89 for Northwestern Mutual Series Fund, Inc. filed on April 26, 2024
(p)15	Loomis, Sayles & Company, L.P. Identifying and Managing Conflicts of Interest Policies and Procedures effective May 2015	Exhibit (p)19 to Form N-1A Post- Effective Amendment No. 60 for Northwestern Mutual Series Fund, Inc. filed on July 30, 2015

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(p)16	FIAM LLC Code of Ethics for Personal Investing effective February 21, 2017	Exhibit (p)20 to Form N-1A Post- Effective Amendment No. 66 for Northwestern Mutual Series Fund, Inc. filed on April 28, 2017
(p)17	Aberdeen Asset Managers Limited Code of Ethics Policy effective May 1, 2016	Exhibit (p)21 to Form N-1A Post- Effective Amendment No. 65 for Northwestern Mutual Series Fund, Inc. filed on February 23, 2017
(p)18	Northern Trust Asset Management Code of Ethics effective April 1, 2020	Exhibit(p)19 to Form N-1A Post- Effective Amendment No. 80 for Northwestern Mutual Series Fund, Inc. filed on February 8, 2021
(p)19	Dodge & Cox Group Code of Ethics revised February 9, 2022	Exhibit (p)19 to form N-1A Post- Effective Amendment No. 85 for Northwester Mutual Series Fund, Inc. filed on April 28, 2022.
(p)20	T. Rowe Price Group, Inc. and Its Affiliates Code of Ethics and Conduct, effective March 3, 2022 (applicable to T. Rowe Price Investment Management, Inc.)	Exhibit (p)20 to form N-1A Post- Effective Amendment No. 85 for Northwester Mutual Series Fund, Inc. filed on April 28, 2022.
(q)	Power of Attorney	Filed Herewith
101.INS XBRL	Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH XBRL	Taxonomy Extension Schema Document
101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document
101.DEF XBRL	Taxonomy Extension Definition Linkbase Document
101.LAB XBRL	Taxonomy Extension Label Linkbase Document
101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document
Item 29.
Persons Controlled by or under Common Control with Registrant
Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts (either directly or indirectly) created pursuant to Wisconsin insurance laws. The separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant's shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts (either directly or indirectly through one or more of the Registrant’s investment portfolios operating as an affiliated fund of funds) control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote any shares of the Registrant that are held as general assets in the same proportions as the shares for which voting instructions are received. Additionally, shares of the Registrant held by its investment portfolios operating as an affiliated fund of funds are also voted in the same proportion as the shares for which Northwestern Mutual receives voting instructions.

The subsidiaries of Northwestern Mutual, as of April 1, 2024, as well as their jurisdiction of incorporation and Northwestern Mutual's direct or indirect ownership percentage, are set forth below.
NORTHWESTERN MUTUAL CORPORATE STRUCTURE1
(as of April 1, 2024)
Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Operating Subsidiaries
Mason Street Advisors, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Management Company, LLC (2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Wealth Management Company(2)	United States	The Northwestern Mutual Life Insurance Company	100.00
All Other Subsidiaries
1838938 Alberta Ltd.(2)	Canada	The Northwestern Mutual Life Insurance Company	100.00
1890 Maple, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Apartments, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Condominium Association, Inc.(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Parking, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
777 North Van Buren Retail, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
720 East LLC(2)	Delaware	Northwestern Mutual Investment Management Company, LLC	100.00
Amber, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Baraboo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Bayridge, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
BCC Cancer Center Venture, LP(2)	Delaware	NM Cancer Center GP, LLC	0.01
		NM Imperial, LLC	83.99
		RE Corp.	16.0
Bishop Square, LLC(2)	Delaware	NM BSA, LLC	100.00
Brandywine Distribution, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Burgundy, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cedarstone, LLC(2)	Delaware	Baraboo, Inc.	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Chateau, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
C – Land Fund, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Coral, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Cortona Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Cream City Venture Capital, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.00
		NML Development Corporation	1.00
Crown Farm Partners, LLC(2)	Maryland	NM Imperial, LLC	99.00
		RE Corp.	1.00
Dortmund, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
East Pointe Commons Limited Partnership	Wisconsin	EP Commons LLC	30.00
		The Northwestern Mutual Life Insurance Company	70.00
Ellington Residential, LLC(2)	Maryland	Crown Farm Partners, LLC	100.00
Fairfield Potomac Club, LLC(2)	Delaware	RE Corp.	1.00
		NM Imperial, LLC	99.00
FES, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
GRO-SUB, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Hazel, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Higgins, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hobby, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Hollenberg 1, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Lake Emily Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Logan, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Los Alamitos Corporate Center Joint Venture, LLC(2)	Delaware	NM Imperial, LLC	99.00
		RE Corp.	1.00
Maroon, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Mason & Marshall, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Model Portfolios, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
Network Office Cashiership, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Nicolet, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
NM BSA, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Cancer Center GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM Career Distribution Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM DFW Lewisville, LLC(2)	Delaware	NM Majestic Holdings, LLC	100.00
NM Gen, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM GP Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Green, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM GSB, LLC(2)	New York	NM-SAS, LLC	100.00
NM Imperial, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Investment Holdings, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM Lion, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Majestic Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Neptune, LLC(2)	Delaware	NM Regal, LLC	100.00
NM Network Office 135 Insurance Agency, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM Pebble Valley LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM Pigeon Creek Holdings Inc.(2)	Canada	Coral, Inc.	100.00
NM Pioneer, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM QOZ Fund II LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM QOZ Fund III LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM QOZ Fund IV LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM QOZ Fund LLC(2)	Delaware	QOZ Holding Company LLC	100.00
NM RE Funds, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
NM Regal, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NM Twin Creeks GP, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM VI Holdings LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-808 West, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NMC JCAF VI Carry, LP(2)	Delaware	Higgins, Inc.	1.00
		Northwestern Mutual Investment Management Company, LLC	99.00
NMC V Equity Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC V GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMC V Mezz Fund, LP(2)	Delaware	NMC V GP, LLC	100.00
NMC VI Equity Fund, LP(2)	Delaware	NMC VI GP, LLC	100.00
NMC VI GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NM-Hemlock, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Jasper, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-MNO, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-Morristown, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NM-Muse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Port Royale(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Pulse, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-RESA, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-SAS, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Skye, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NM-Target Distribution Center 1, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 2, LLC	11.00
NM-Target Distribution Center 2, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	100.00
NM-Target Distribution Center Property Owner, LLC(2)	Delaware	NM-Target.com Distribution Center, LLC	89.00
		NM-Target Distribution Center 1, LLC	11.00
NM-Target.com Distribution Center, LLC(2)	Delaware	NM Imperial, LLC	100.00
NM-West Hartford, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
NML Development Corporation(2)	Delaware	NML Securities Holdings, LLC	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00
NML Securities Holdings, LLC(2)	Wisconsin	The Northwestern Mutual Life Insurance Company	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
NMLSP1, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NMPE I GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMPE II GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
NMPE III GP, LLC(2)	Delaware	NML Securities Holdings, LLC	100.00
NMRM Holdings, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Northwestern Broadway Plaza, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP IV, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	NM GP Holdings, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III, LLC	100.00
Northwestern Mutual Capital Mezzanine Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	Northwestern Mutual Capital GP III LLC	100.00
Northwestern Mutual Capital Strategic Equity Fund IV, LP(2)	Delaware	Northwestern Mutual Capital GP IV, LLC	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Private Equity Co-Investment Fund I, LP(2)	Delaware	NMPE I GP, LLC	1.00
		Northwestern Mutual Investment Management Company LLC	99.00
Northwestern Mutual Private Equity Co-Investment Fund II, LP(2)	Delaware	NMPE II GP, LLC	1.00
		Northwestern Mutual Investment Management Company LLC	99.00
Northwestern Mutual Private Equity Co-Investment Fund III, LP(2)	Delaware	NMPE III GP, LLC	1.00
		Northwestern Mutual Investment Management Company LLC	99.00
Northwestern Mutual Registry, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Northwestern Mutual Series Fund, Inc.(3)	Maryland	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase I, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase II, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
NorthWoods Phase III, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Osprey Links Golf Course, LLC(2)	Delaware	Osprey Links, LLC	100.00

Legal Entity Name	Domestic Jurisdiction	Owner(s)	Owner %
Osprey Links, LLC(2)	Delaware	NM Imperial, LLC	99.00
		RE Corp	1.0
Plantation Oaks MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
QOZ Holdings Company, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
RE Corp.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Regency NM Johns Creek, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Ruhl Financial Group, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Russet, Inc.(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Scotty, LLC(2)	Delaware	Hobby, Inc.	6.31
		Maroon, Inc.	65.01
		Stadium and Arena Management, Inc.	28.68
Seattle Network Office, LLC(2)	Delaware	NM Career Distribution Holdings, LLC	100.00
Seazen GP, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Seazen Rocky Point, LP(2)	Delaware	The Northwestern Mutual Life Insurance Company	99.90
		Seazen GP, LLC	0.10
Stadium and Arena Management, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Tapestry Condominium Owners Association, Inc.(2)	Tennessee	The Northwestern Mutual Life Insurance Company	100.00
Tupelo, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Two Con Holdings, LLC(2)	Delaware	Bishop Square, LLC	100.00
Two Con SPE, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
Two Con, LLC(2)	Delaware	Two Con Holdings, LLC	100.00
Variable Innovation LLC(2)	Delaware	NM VI Holdings, LLC	100.00
Ventura Lakes MHC-NM, LLC(2)	Delaware	NM Imperial, LLC	100.00
Walden OC, LLC(2)	Delaware	NML Real Estate Holdings, LLC	100.00
White Oaks, Inc.(2)	Delaware	NML Securities Holdings, LLC	100.00
Wysh Financial, LLC(2)	Delaware	Wysh Holdings, LLC	100.00
Wysh Holdings, LLC(2)	Delaware	The Northwestern Mutual Life Insurance Company	100.00
Wysh Insurance Agency, LLC(2)	Delaware	Wysh Life and Health Insurance Company	100.00
Wysh Life and Health Insurance Company(2)	Delaware	Wysh Holdings, LLC	100.00

(1)
Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2023, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented.
(2)
Subsidiary included in the consolidated financial statements.
(3)
Northwestern Mutual Series Fund, Inc. consists of 27 series of capital stock, each a separate investment portfolio (the “Portfolios”). The Portfolios consist of: Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.
Item 30.
Indemnification
Article IX of Registrant’s by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. In addition to indemnification pursuant to the Registrant’s by-laws, the Registrant’s directors may in certain circumstances be eligible for indemnification by Northwestern Mutual. Pursuant to action by the Northwestern Mutual trustees, and in accordance with the by-laws of Northwestern Mutual, indemnification by Northwestern Mutual is extended to directors of the Registrant against all reasonable expenses in a successful defense in a proceeding, and liability incurred in a proceeding to which such person was a party because he or she is or was a director of the Registrant. Indemnification is not available if liability was incurred because the director breached or failed to perform a duty owed to Registrant and the breach or failure to perform constituted any of the following: (a) a willful failure to deal fairly with Registrant or its stockholders in connection with a matter in which the director has a material conflict of interest; (b) a violation of criminal law unless the director had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (c) a transaction in which the director derived an improper personal benefit; or (d) willful misconduct. Determination of rights to such indemnification is pursuant to the procedures set forth in Northwestern Mutual’s by-laws. The directors are covered under a directors and officers liability insurance policy in the name of the Series Fund. It is in the amount of $25 million ($15 million primary layer and a $10 million secondary layer), with a $500,000 deductible. The cost of the insurance is paid by the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.
Item 31.
Business and Other Connections of Investment Adviser
Mason Street Advisors, LLC (“MSA”), the Registrant’s investment adviser, may also provide from time to time investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual. Additional information regarding the business and other connections of MSA, and its directors and officers, is set forth in MSA’s current Form ADV filed with the Securities and Exchange Commission (“SEC”).
Information regarding the business and other connections of each sub-adviser, and its officers and directors is set forth in each sub-adviser’s current Form ADV filed with the SEC. The chart below sets forth each sub-adviser and their respective SEC file number.

Sub-Adviser	SEC Number
American Century Investment Management, Inc.	801-8174
Massachusetts Financial Services Company	801-17352
T. Rowe Price Associates, Inc.	801-856
T. Rowe Price Investment Management, Inc.	801-121434
Pacific Investment Management Company LLC	801-48187
Dodge & Cox	801-1895
J.P. Morgan Investment Management, Inc.	801-21011
Delaware Investments Fund Advisers, a Series of Macquarie Investment Management Business Trust	801-32108
Wellington Management Company LLP	801-15908
Allspring Global Investments, LLC	801-21122
Federated Investment Management Company	801-34612
BlackRock Advisors, LLC	801-47710
Loomis, Sayles & Company, L.P.	801-170
FIAM LLC	801-63658
abrdn Investments Limited	801-75074
Northern Trust Investments, Inc.	801-33358
Item 32.
Principal Underwriters
Not applicable.
Item 33.
Location of Accounts and Records
Pursuant to the investment advisory agreement, MSA, the Registrant’s adviser, provides or arranges with Northwestern Mutual, its affiliate, for the provision of facilities and personnel for maintaining the Registrant’s books and records. Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 17 CFR §§ 270-31a-1 to 31a-3 promulgated thereunder, is kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual, except for records held and maintained by State Street Bank and Trust Company, 1 Iron Street, Boston, MA, 02110, relating to its function as custodian.
Item 34.
Management Services
Not applicable.
Item 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc., certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 13th day of February, 2025.
NORTHWESTERN MUTUAL SERIES FUND, INC.
(Registrant)
By:	/s/ Paul A. Mikelson
Paul A. Mikelson, President
Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title
/s/ Paul A. Mikelson	President and Principal Executive Officer	February 13, 2025
Paul A. Mikelson
/s/ Phil J. Rinzel	Vice President, Chief Financial Officer and Treasurer	February 13, 2025
Phil J. Rinzel
/s/ Linda L. Wisniewski	Controller and Chief Accounting Officer	February 13, 2025
Linda L. Wisniewski
/s/ CHRISTY L. BROWN*	Director	February 13, 2025
Christy L. Brown
/s/ WILLIAM J. GERBER*	Director	February 13, 2025
William J. Gerber
/s/ GAIL L. HANSON*	Director	February 13, 2025
Gail L. Hanson
/s/ DAVID RIBBENS*	Director	February 13, 2025
David Ribbens
/s/ DONALD M. ULLMANN*	Director	February 13, 2025
Donald M. Ullmann
/s/ ELIZABETH A. LEVY-NAVARRO*	Director	February 13, 2025
Elizabeth A. Levy-Navarro
/s/ ROSANNE L. KROPP*	Director	February 13, 2025
Rosanne L. Kropp

*By	/s/ Paul A. Mikelson
Paul A. Mikelson, Attorney in Fact, pursuant to the Power of Attorney filed herewith.

Exhibit Index
Exhibit No.	Exhibit
(q)	Power of Attorney